UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Exchange Act of 1934 (Amendment No.     )

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NORTHROP GRUMMAN CORPORATION

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2015
PROXY STATEMENT

THE VALUE OF PERFORMANCE.

NORTHROP GRUMMAN

April 6, 2015

On behalf of the Board of Directors and management team, we cordially invite you to attend Northrop Grumman Corporation’s 2015 Annual Meeting of Shareholders. This year’s meeting will be held Wednesday, May 20, 2015 at our principal executive office located at 2980 Fairview Park Drive, Falls Church, Virginia 22042 beginning at 8:00 a.m. Eastern Daylight Time.

We look forward to meeting those of you who are able to attend the meeting. For those who are unable to attend, live coverage of the meeting will be available on the Northrop Grumman website at www.northropgrumman.com.

At this meeting, shareholders will vote on matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement. We will also provide a report on our Company and will entertain questions of general interest to the shareholders.

Your vote is important. Your proxy or voting instruction card includes specific information regarding the several ways to vote your shares. We encourage you to vote as soon as possible, even if you plan to attend the meeting. You may vote over the internet, by telephone or by mailing a proxy or voting instruction card.

Thank you for your continued interest in Northrop Grumman Corporation.

Wes Bush

Chairman, Chief Executive Officer and President

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT|

Notice of 2015 Annual Meeting of Shareholders

Wednesday, May 20, 2015

8:00 a.m., Eastern Daylight Time

Northrop Grumman Corporation, Principal Executive Office

2980 Fairview Park Drive, Falls Church, Virginia 22042

The Annual Meeting of Shareholders (Annual Meeting) of Northrop Grumman Corporation will be held on Wednesday, May 20, 2015 at 8:00 a.m. Eastern Daylight Time at our principal executive office located at 2980 Fairview Park Drive, Falls Church, Virginia 22042.

Shareholders of record at the close of business on March 24, 2015 are entitled to vote at the Annual Meeting. The following items are on the agenda:

1.	The election of the 12 nominees named in the attached Proxy Statement as directors to hold office until the 2016 Annual Meeting;
2.	A proposal to approve, on an advisory basis, the compensation of our named executive officers;
3.	A proposal to amend the Company’s 2011 Long-Term Incentive Stock Plan;
4.	A proposal to ratify the appointment of Deloitte & Touche LLP as our independent auditor for the year ending December 31, 2015;
5.	One shareholder proposal included and discussed in the accompanying Proxy Statement; and
6.	Other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

All shareholders are invited to attend the Annual Meeting. To be admitted you will need proof of stock ownership and a form of photo identification. If your broker holds your shares in “street name,” you will also need proof of beneficial ownership of Northrop Grumman common stock.

We encourage all shareholders to vote on the matters described in the accompanying Proxy Statement. Please see the section entitled “Questions and Answers About the Annual Meeting” on page 1 for information about voting by mail, telephone, internet, mobile device or in person at the Annual Meeting.

By order of the Board of Directors,

Jennifer C. McGarey
Corporate Vice President and Secretary

April 6, 2015

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to be held on May 20, 2015: The Proxy Statement for the 2015 Annual Meeting of Shareholders and the Annual Report for the year ended December 31, 2014 are available at: www.edocumentview.com/noc.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT |

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement, reflecting important business, compensation and corporate governance highlights. For additional information about these topics, please refer to the discussions contained in this Proxy Statement and in our Annual Report on Form 10-K for the year ended December 31, 2014 (2014 Form 10-K) filed with the United States (U.S.) Securities and Exchange Commission on February 2, 2015. This Proxy Statement contains certain non-GAAP financial measures. We have identified these measures with an asterisk; for more information, including reconciliations to the nearest GAAP measure, see “Miscellaneous - Use of Non-GAAP Financial Measures.”

 2014 Performance Highlights (page 30)

In 2014, we continued to focus on performance, cash deployment and portfolio to create long-term value for our shareholders. 2014 was another year of strong financial performance for the Company. We improved our operating performance and continued to deploy our cash to create long-term shareholder value. Our diluted earnings per share (EPS) increased 17% to $9.75. Our businesses improved their profitability and increased segment operating margin rate* to 12.9%. Our cash generation continued to be strong. We generated $2.6 billion of cash provided by operations, and after investing $561 million in capital spending, our free cash flow* totaled $2.0 billion. We returned approximately 160% of our free cash flow to our shareholders through share repurchases and dividends. We continued to make progress toward our announced goal of retiring 60 million shares by the end of 2015, market conditions permitting. At the end of 2014, we had repurchased 42.2 million shares, or 70%, toward that goal. Our stock price substantially outperformed the major market indices again in 2014. Our share price increased 29% and total shareholder return (TSR) for 2014 was 31.4%. The following are some of our 2014 financial highlights:

17% increase in diluted EPS to $9.75 per share 31.4% Total Shareholder Return	$3.2 billion distributed to our shareholders - approximately 160% of Free Cash Flow	$563 million paid in dividends 15% quarterly dividend increase, 11th consecutive annual increase	21.4 million shares repurchased for $2.7 billion - weighted average diluted shares outstanding reduced by 9%	$25 billion of net new awards $38.2 billion total backlog at 12/31/14

 2014 Executive Compensation Highlights (page 29)

We continued to demonstrate our commitment to, and alignment with shareholders’ interests through our performance-based executive compensation programs. We sustained strong financial performance in 2014, and exceeded targets for three out of four 2014 annual incentive plan (AIP) metrics. Our 2014 AIP payout was 146% and remained in line with the 144% payout in 2013. We generated the top three-year TSR performance relative to the Performance Peer Group identified on page 34 and ranked in the 94th percentile of three-year TSR performance relative to the S&P Industrials. However, our LTIP payout declined from 159% to 150% for Corporate Policy Council (CPC) members due to new limits on LTIP payouts that were implemented starting with the 2012 grants. Following are some additional highlights of our 2014 executive compensation approach:

70% of Annual LTIP Equity Grant TSR Performance- Based	Stock Ownership Guidelines for All Officers: CEO 7x NEOs 3x	3-Year Mandatory Holding Period for 50% of Vested Shares	Recoupment Policy on Incentive Payouts	No Individual Change in Control Agreements

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I i

PROXY STATEMENT SUMMARY

 Board Nominees (pages 4-10)

Name	Age	Director	Professional Background	Independent		Committee
		since		Yes	No	Memberships
Wesley G. Bush	54	2009	Chairman, CEO and President, Northrop Grumman Corporation		X	—
Marianne C. Brown	56	2015	Chief Operating Officer, SunGard Financial Systems	X		Audit, Policy
Victor H. Fazio	72	2000	Senior Advisor, Akin Gump Strauss Hauer & Feld LLP; Former Member of Congress	X		Audit, Policy
Donald E. Felsinger	67	2007	Former Chairman and CEO, Sempra Energy	X		Compensation, Governance
Bruce S. Gordon	69	2008	Former President and CEO, NAACP; Former President, Retail Markets Group, Verizon Communications Inc.	X		Compensation, Policy
William H. Hernandez	67	2013	Former Senior Vice President and CFO, PPG Industries, Inc.	X		Audit, Policy
Madeleine A. Kleiner	63	2008	Former Executive Vice President and General Counsel, Hilton Hotels Corporation	X		Audit, Governance
Karl J. Krapek	66	2008	Former President and COO, United Technologies Corporation	X		Compensation, Governance
Richard B. Myers	73	2006	Retired General, United States Air Force and Former Chairman of the Joint Chiefs of Staff	X		Compensation, Policy
Gary Roughead	63	2012	Retired Admiral, United States Navy and Former Chief of Naval Operations	X		Audit, Policy
Thomas M. Schoewe	62	2011	Former Executive Vice President and CFO, Wal-Mart Stores, Inc.	X		Audit, Policy
James S. Turley	59	2015	Former Chairman and Chief Executive Officer, Ernst & Young	X		Audit, Policy

In accordance with our retirement policy, the Board determined that due to special circumstances, including their backgrounds and roles in support of certain strategic undertakings, it was in the best interest of the Company and our shareholders for Mr. Fazio and General Myers to continue to serve as directors beyond their 72nd birthdays.

 Governance Highlights (pages 11-18)

We are committed to high standards of corporate governance and have a robust corporate governance program intended to promote the long-term success of our Company. Some highlights of our corporate governance practices are listed below.

Number of Independent Director Nominees	11 of 12
Audit, Compensation and Governance Committees Comprised Entirely of Independent Directors	YES
Annual Election of All Directors	YES
Lead Independent Director	YES
Majority Voting for Directors in Uncontested Elections	YES
Annual Board and Committee Self-Evaluations	YES
Ability to Act by Written Consent	YES
Ability of Shareholders to Call a Special Meeting	YES
Annual Advisory Vote on Executive Compensation	YES
Recoupment Policy for Incentive Compensation	YES
Stock Ownership Guidelines for Directors and Executive Officers	YES
Policy Prohibiting Hedging and Pledging of Company Stock by Directors and Executive Officers	YES

ii I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

PROXY STATEMENT SUMMARY

 Shareholder Engagement

We regularly engage with our shareholders to understand better their perspectives on our Company, including our strategies, operations and performance, as well as matters of executive compensation and corporate governance. This dialogue with our shareholders has helped inform the Board’s decisions and has resulted in, among other things, changes to our governance and compensation practices aimed at ensuring our interests remain well-aligned. We intend to continue this active engagement to inform our actions.

 Annual Shareholders’ Meeting

Time:	May 20, 2015, 8:00 a.m., Eastern Daylight Time	Record Date: You can vote if you were a shareholder of record at the close of business on March 24, 2015.

Place:	Northrop Grumman Corporation 2980 Fairview Park Drive Falls Church, Virginia 22042	Admission: You will need proof of stock ownership and a form of photo identification.

 Voting Matters and Board Recommendations

	Board Vote Recommendation	Page Reference
Election of Directors	FOR each Director Nominee	4
Advisory Vote on Compensation of Named Executive Officers	FOR	27
Amendment of 2011 Long-Term Incentive Stock Plan	FOR	56
Ratification of Deloitte & Touche LLP as Independent Auditor	FOR	59
Shareholder Proposal - Regarding Independent Board Chairman	AGAINST	62

 How to Cast Your Vote (page 2)

You can vote by any of the following methods:

By Internet - log on to www.envisionreports.com/noc	By QR Code - scan the QR code on your proxy card, notice of availability or voting instruction form with your mobile device
By Mail - request a paper copy of the proxy materials via www.envisionreports.com/noc to receive a proxy card and vote by marking the voting instructions on the proxy card	In Person - All shareholders are invited to attend the Annual Meeting. You will need proof of stock ownership and a form of photo identification.
By Telephone - call 800-652-VOTE (800-652-8683) (toll-free)

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I iii

iv I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I v

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

 Why am I receiving this Proxy Statement?

You are receiving this Proxy Statement in connection with the solicitation of proxies by the Board of Directors of Northrop Grumman Corporation for use at the 2015 Annual Meeting of Shareholders (Annual Meeting). We intend to mail a Notice of Internet Availability of Proxy Materials to shareholders of record and to make this Proxy Statement and accompanying materials available on the internet on or about April 6, 2015.

 Who is entitled to vote at the Annual Meeting?

You may vote your shares of our common stock if you owned your shares as of the close of business on March 24, 2015 (Record Date). As of March 24, 2015, there were 196,445,226 shares of our common stock outstanding. You may cast one vote for each share of common stock you hold as of the Record Date on all matters presented.

 How many votes must be present to hold the Annual Meeting?

The presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Persons returning executed proxy cards will be counted as present for purposes of establishing a quorum even if they abstain from voting on any or all proposals. Shares held by brokers who vote such shares on any proposal will be counted as present for purposes of establishing a quorum, and broker non-votes on other proposals will not affect the presence of a quorum.

 How can I receive a paper copy of the proxy materials?

Instead of mailing a printed copy of this Proxy Statement and accompanying materials to each shareholder of record, we have elected to provide a Notice of Internet Availability of Proxy Materials (Notice) as permitted by the rules of the SEC. The Notice instructs you as to how you may access and review all of the proxy materials and how you may provide your proxy. If you would like to receive a printed or e-mail copy of this Proxy Statement and accompanying materials from us, you must follow the instructions for requesting such materials included in the Notice.

 What am I being asked to vote on and what are the Board of Directors’ recommendations?

The following table lists the proposals scheduled to be voted on, the vote required for approval of each proposal and the effect of abstentions and broker non-votes:

Proposal	Board Recommendation	Vote Required	Abstentions	Broker Non-Votes	Unmarked Proxy Cards
Election of Directors (Proposal One)	FOR	Majority of votes cast	No effect	No effect	Voted “FOR”
Advisory Vote on Compensation of Named Executive Officers (Proposal Two)	FOR	Majority of votes cast	No effect	No effect	Voted “FOR”
Amendment of 2011 Long-Term Incentive Stock Plan (Proposal Three)	FOR	Majority of votes cast	Against	No effect	Voted “FOR”
Ratification of Appointment of Deloitte & Touche LLP for 2015 (Proposal Four)	FOR	Majority of votes cast	No effect	No effect	Voted “FOR”
Shareholder Proposal - Regarding Independent Board Chairman (Proposal Five)	AGAINST	Majority of votes cast	No effect	No effect	Voted “AGAINST”

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 1

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

 What is a broker non-vote?

Brokers who hold shares of common stock for the accounts of their clients may vote these shares either as directed by their clients or in their own discretion if permitted by the stock exchanges or other organizations of which they are members. Members of the New York Stock Exchange (NYSE) are permitted to vote their clients’ proxies in their own discretion on certain matters if the clients have not furnished voting instructions within ten days of the meeting. However, NYSE Rule 452 defines various proposals as “non-discretionary,” and brokers who have not received instructions from their clients do not have discretion to vote on those items. When a broker votes a client’s shares on some but not all of the proposals at a meeting, the withheld votes are referred to as “broker non-votes.” We expect the NYSE will deem Proposal Four to be discretionary such that brokers will be entitled to vote shares on behalf of their clients in the absence of instructions received ten days prior to the meeting. We expect all other votes to be non-discretionary.

 How do I vote my shares?

If you hold shares as a record holder, you may vote by proxy prior to the meeting, as discussed below, or you may vote in person at the Annual Meeting. Shares represented by a properly executed proxy will be voted at the meeting in accordance with the shareholder’s instructions. If no instructions are given, the shares will be voted according to the recommendations of the Board of Directors. Registered shareholders and plan participants may go to www.envisionreports.com/noc to view this Proxy Statement and the Annual Report.

By Internet	Registered shareholders and plan participants may vote on the internet, as well as view the documents, by logging on to www.envisionreports.com/noc and following the instructions given.

By Telephone	Registered shareholders and plan participants may grant a proxy by calling 800-652-VOTE (800-652-8683) (toll-free) with a touch-tone telephone and following the recorded instructions.

By QR Code	Registered shareholders and plan participants may vote by scanning the QR code on their proxy card or notice with their mobile device.

By Mail	Registered shareholders and plan participants must request a paper copy of the proxy materials to receive a proxy card and may vote by marking the voting instructions on the proxy card and following the instructions given for mailing. A paper copy of the proxy materials may be obtained by logging on to www.envisionreports.com/noc and following the instructions given.

If any other matters are properly brought before the meeting, the proxy card gives discretionary authority to the proxyholders named on the card to vote the shares in their best judgment. A shareholder who executes a proxy may revoke it at any time before its exercise by delivering a written notice of revocation to the Corporate Secretary or by signing and delivering another proxy that is dated later. A shareholder attending the meeting in person may revoke the proxy by giving notice of revocation to the inspector of election at the meeting or by voting at the meeting.

 How do I vote my shares if they are held by a bank, broker or other agent?

Persons who own stock beneficially through a bank, broker or other agent may not vote directly and will need to instruct the record owner to vote their shares using the procedure identified by the bank, broker or other agent. Beneficial owners who hold our common stock in “street name” through a broker receive voting instruction forms from their broker. Most beneficial owners will be able to provide voting instructions by telephone or on the internet by following the instructions on the form they receive from their broker. Beneficial owners may view this Proxy Statement and the Annual Report on the internet by logging on to www.edocumentview.com/noc. A person who beneficially owns shares of our common stock through a bank, broker or other agent can vote his or her shares in person only if he or she obtains from the bank, broker or other nominee a proxy, often referred to as a “legal proxy,” to vote those shares, and presents the proxy to the inspector of election at the meeting together with his or her ballot.

2 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

 How do I vote my shares held under a Northrop Grumman savings plan?

If shares are held on an individual’s behalf under any of our savings plans, the proxy will serve to provide confidential instructions to the plan Trustee or Voting Manager who then votes the participant’s shares in accordance with the individual’s instructions. For those participants who do not vote their plan shares, the applicable Trustee or Voting Manager will vote their plan shares in the same proportion as shares held under the plan for which voting directions have been received, unless the Employee Retirement Income Security Act (ERISA) requires a different procedure.

Voting instructions from savings plan participants must be received by the applicable plan Trustee or Voting Manager by 11:59 p.m. Eastern Daylight Time on May 17, 2015 in order to be used by the plan Trustee or Voting Manager to determine the votes cast with respect to plan shares.

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PROPOSAL ONE: ELECTION OF DIRECTORS

 2015 Nominees for Director

Our Board has nominated 12 directors for election at the Annual Meeting. Each of the director nominees has consented to serve, and we do not know of any reason why any of them would be unable to serve, if elected. If a nominee becomes unavailable or unable to serve before the Annual Meeting (for example, due to serious illness), the Board may determine to leave the position vacant, reduce the number of authorized directors or designate a substitute nominee. If any nominee becomes unavailable for election to the Board, an event which is not anticipated, the proxyholders have full discretion and authority to vote, or refrain from voting, for any other nominee in accordance with their judgment.

The following pages contain biographical and other information about each of the nominees. In addition, we have provided information regarding some of the particular experiences, qualifications, attributes and skills that led the Board to conclude that each nominee should serve as a director.

Unless instructed otherwise, the proxyholders will vote the proxies received by them for the election of the director nominees listed below.

WESLEY G. BUSH, 54
Chairman, Chief Executive Officer and President, Northrop Grumman Corporation. Director since 2009

Mr. Wesley G. Bush was elected Chief Executive Officer and President of the Company effective January 1, 2010 and Chairman of the Board of Directors effective July 19, 2011. Mr. Bush served as President and Chief Operating Officer of the Company from March 2007 through December 2009, as President and Chief Financial Officer from May 2006 through March 2007, and as Corporate Vice President and Chief Financial Officer from March 2005 to May 2006. Following the acquisition of TRW Inc. (TRW) by the Company, he was named Corporate Vice President and President of the Space Technology sector. Mr. Bush joined TRW in 1987 and during his career with that company held various leadership positions including President and CEO of TRW Aeronautical Systems. He is a director of Norfolk Southern Corporation. He serves on the boards of several non-profit organizations, including the Aerospace Industries Association, the Business Higher Education Forum, Conservation International, INOVA Health Systems, the Naval Academy Foundation and the Congressional Medal of Honor Foundation.

Attributes, Skills and Qualifications

—	Significant business experience with over 30 years in the aerospace and defense industry

—	Prior leadership positions within Northrop Grumman (including as Chief Operating Officer, Chief Financial Officer and Sector President)

—	Extensive international business experience

—	Extensive leadership roles in community service

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PROPOSAL ONE: ELECTION OF DIRECTORS

MARIANNE C. BROWN, 56
Chief Operating Officer, SunGard Financial Systems, a software and IT services provider. Director since 2015 Member of the Audit Committee and Policy Committee

Ms. Marianne C. Brown has served as Chief Operating Officer of SunGard Financial Systems since February 2014. Prior to that, Ms. Brown was the CEO and president of Omgeo, a global financial services technology company, from March 2006 to February 2014. Before joining Omgeo, she was the CEO of the Securities Industry Automation Corporation. Ms. Brown began her career at Automatic Data Processing (ADP) and progressed through a series of positions of increasing responsibility culminating in her role as general manager of ADP’s Brokerage Processing Services business, which was subsequently spun off to become Broadridge Financial Solutions. Ms. Brown is a director of the New York Women’s Forum Education Fund, is President of Careers for People with Disabilities and is a Senior Advisor to Pro Mujer.

Attributes, Skills and Qualifications

—	Substantial business experience as Chief Operating Officer and as a former Chief Executive Officer

—	Significant experience in business management

—	Community and philanthropic leader

VICTOR H. FAZIO, 72
Senior Advisor, Akin Gump Strauss Hauer & Feld LLP, a law firm. Director since 2000 Member of the Audit Committee and Policy Committee

Mr. Victor H. Fazio was named Senior Advisor at Akin Gump Strauss Hauer & Feld LLP in May 2005 after serving as senior partner at Clark & Weinstock since 1999. Prior to that, Mr. Fazio was a Member of Congress for 20 years representing California’s third congressional district. During that time, he served as a member of the Armed Services, Budget and Ethics Committees and was a member of the House Appropriations Committee where he served as Subcommittee Chair or ranking member for 18 years. Mr. Fazio was a member of the elected leadership in the House from 1989 to 1998 including four years as Chair of his Party’s Caucus, the third ranking position. From 1975 to 1978, Mr. Fazio served in the California Assembly and was a member of the staff of the California Assembly Speaker from 1971 to 1975. He is a member of the board of directors of various private companies and non-profit organizations including Energy Future Coalition, the United States Association of Former Members of Congress, the Campaign Finance Institute, the Committee for a Responsible Federal Budget, Center for Strategic and Budgetary Assessments, The Information Technology and Innovation Foundation, UC Davis Medical School Advisory Board and the National Parks Conservation Association.

Attributes, Skills and Qualifications

—

20 years service as a member of Congress, including as a member of the House Appropriations Committee and Armed Services Committee, providing significant expertise in budgeting, appropriations and national security

—	Extensive public policy experience

—	Broad-based corporate governance expertise from prior board experience with the American Stock Exchange and service as Chair of our Governance Committee

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 5

PROPOSAL ONE: ELECTION OF DIRECTORS

DONALD E. FELSINGER, 67

Lead Independent Director of the Board of Directors, Northrop Grumman Corporation.

Former Chairman and Chief Executive Officer, Sempra Energy, an energy services holding company.

Director since 2007

Member of the Compensation Committee and Governance Committee

Mr. Donald E. Felsinger is the former Chairman and Chief Executive Officer of Sempra Energy. From July 2011 through his retirement in November 2012, he served as Executive Chairman of the Board of Directors of Sempra Energy, and from February 2006 through June 2011, he was Sempra’s Chairman and CEO. Prior to that, Mr. Felsinger was President and Chief Operating Officer of Sempra Energy from January 2005 to February 2006 and a member of the Board of Directors. From 1998 through 2004, he was Group President and Chief Executive Officer of Sempra Global. Prior to the merger that formed Sempra Energy, he served as President and Chief Operating Officer of Enova Corporation, the parent company of San Diego Gas & Electric (SDG&E). Prior positions included President and Chief Executive Officer of SDG&E, Executive Vice President of Enova Corporation and Executive Vice President of SDG&E. Mr. Felsinger serves on the board of Archer Daniels Midland.

Attributes, Skills and Qualifications

—	Extensive business experience as Chief Executive Officer, a board member and Chairman of other Fortune 500 companies in regulated industries

—	Significant experience in corporate governance and strategy

—	In-depth knowledge of executive compensation and benefits

BRUCE S. GORDON, 69

Former President & CEO, NAACP and Former President, Retail Markets Group, Verizon Communications Inc., a telecommunications company.

Director since 2008

Member of the Compensation Committee and Policy Committee (Chair)

Mr. Bruce S. Gordon served as President and Chief Executive Officer of the National Association for the Advancement of Colored People from June 2005 to March 2007. In 2003, Mr. Gordon retired from Verizon Communications Inc., where he had served as President, Retail Markets Group since 2000. Prior to that, Mr. Gordon served as Group President of the Enterprise Business Unit, President of Consumer Services, Vice President of Marketing and Sales and Vice President of Sales for Bell Atlantic Corporation (Verizon’s predecessor). He is a member of the board of directors of the Newport Festival Foundation and a member of the Executive Leadership Council. Mr. Gordon is a director of CBS Corporation and the Non-Executive Chair of The ADT Corporation. He currently serves as a diversity consultant to several Fortune 500 companies.

Attributes, Skills and Qualifications

—	Extensive leadership and business skills acquired from his experience with corporate and non-profit enterprises

—	National leader on issues of diversity and inclusion

—	Significant board experience, including as non-executive chair

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PROPOSAL ONE: ELECTION OF DIRECTORS

WILLIAM H. HERNANDEZ, 67

Former Senior Vice President and Chief Financial Officer, PPG Industries, Inc., a manufacturer of chemical and industrial products.

Director since 2013

Member of the Audit Committee (Chair) and Policy Committee

Mr. William H. Hernandez served as Senior Vice President, Finance, and Chief Financial Officer of PPG Industries, Inc. (PPG), from 1995 until his retirement in 2009. Prior to that, he was PPG’s corporate controller from 1990 to 1994. Mr. Hernandez previously held a number of positions with Borg-Warner Corporation and Ford Motor Company. Mr. Hernandez is a certified management accountant and has taught finance and management courses at Marietta College. He is a member of the board of directors of Albermarle Corporation, Black Box Corporation and USG Corporation and served as director of Eastman Kodak during the last five years.

Attributes, Skills and Qualifications

—	Extensive experience and expertise in areas of finance, accounting and business management acquired as Chief Financial Officer of PPG Industries

—	Significant experience in areas of risk management

—	Audit committee financial expert

MADELEINE A. KLEINER, 63
Former Executive Vice President and General Counsel, Hilton Hotels Corporation, a hotel and resort company. Director since 2008 Member of the Audit Committee and Governance Committee (Chair)

Ms. Madeleine A. Kleiner served as Executive Vice President, General Counsel and Corporate Secretary for Hilton Hotels Corporation from January 2001 until February 2008. From 1999 through 2001, she served as a director of a number of Merrill Lynch mutual funds operating under the Hotchkis and Wiley name. Ms. Kleiner served as Senior Executive Vice President, Chief Administrative Officer and General Counsel of H.F. Ahmanson & Company and its subsidiary, Home Savings of America, until the company was acquired in 1998, and prior to that was a partner at the law firm of Gibson, Dunn and Crutcher where she advised corporations and their boards primarily in the areas of mergers and acquisitions, corporate governance and securities transactions and compliance. Ms. Kleiner currently serves on the board of directors of Jack in the Box Inc. Ms. Kleiner is the chair of the UCLA Medical Center Board of Advisors and a member of the board of the New Village Charter School.

Attributes, Skills and Qualifications

—	Expertise in corporate governance, implementation of Sarbanes-Oxley controls, risk management, securities transactions and mergers and acquisitions

—	Significant experience from past roles as general counsel for two public companies, outside counsel to numerous public companies and through service on another public company board

—	Audit committee financial expert

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 7

PROPOSAL ONE: ELECTION OF DIRECTORS

KARL J. KRAPEK, 66

Former President and Chief Operating Officer, United Technologies Corporation, an aerospace and building systems company.

Director since 2008

Member of the Compensation Committee (Chair) and Governance Committee

Mr. Karl J. Krapek served as President and Chief Operating Officer of United Technologies Corporation from 1999 until his retirement in January 2002. At United Technologies Corporation, he served for 20 years in various management positions, including Executive Vice President and director in 1997; President and Chief Executive Officer of Pratt & Whitney in 1992; Chairman, President and Chief Executive Officer of Carrier Corporation in 1990; and President of Otis Elevator Company in 1989. Prior to joining United Technologies Corporation, he was Manager of Car Assembly Operations for the Pontiac Motor Car Division of General Motors Corporation. In 2002, Mr. Krapek became a co-founder of The Keystone Companies, which develops residential and commercial real estate. He chairs the Strategic Planning Committee for the board of directors at St. Francis Care, Inc. Mr. Krapek is the lead director of Prudential Financial, Inc. He was also a director of The Connecticut Bank and Trust Company and Visteon Corporation during the past five years.

Attributes, Skills and Qualifications

—	Extensive industry experience and leadership skills

—	Deep operational experience in aerospace and defense, domestic and international business operations and technology and lean manufacturing

—	Significant public company board experience

RICHARD B. MYERS, 73
General, United States Air Force (Ret.) and Former Chairman of the Joint Chiefs of Staff. Director since 2006 Member of the Compensation Committee and Policy Committee

General Richard B. Myers retired from his position as the fifteenth Chairman of the Joint Chiefs of Staff, the U.S. military’s highest ranking officer, in September 2005 after serving in that position for four years. In this capacity, he served as the principal military advisor to the President, the Secretary of Defense and the National Security Council. Prior to becoming Chairman, he served as Vice Chairman of the Joint Chiefs of Staff from March 2000 to September 2001. As the Vice Chairman, General Myers served as the Chairman of the Joint Requirements Oversight Council, Vice Chairman of the Defense Acquisition Board, and as a member of the National Security Council Deputies Committee and the Nuclear Weapons Council. During his military career, General Myers’ commands included Commander in Chief, North American Aerospace Defense Command and U.S. Space Command; Commander, Air Force Space Command; Commander Pacific Air Forces; and Commander of U.S. Forces Japan and 5th Air Force at Yokota Air Base, Japan. General Myers is a director of Deere & Company, United Technologies Corporation and Aon Corporation and is Chairman of the Board of Governors of the USO. He is also Foundation Professor of Military History and Leadership at Kansas State University and occupies the Colin L. Powell Chair for National Security Ethics, Leadership and Character at the National Defense University. General Myers serves on the Board of Rivada Networks and is Chairman of the Board of Trustees of the Kansas State University Foundation.

Attributes, Skills and Qualifications

—	Extensive career as a senior military officer and Chairman of the Joint Chiefs of Staff, having held leadership positions at the highest levels of the United States armed forces

—	Leading expert on national security and global geo-political issues

—	Extensive experience with Department of Defense operations and requirements and in-depth knowledge on issues related to the intelligence community

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PROPOSAL ONE: ELECTION OF DIRECTORS

GARY ROUGHEAD, 63
Admiral, United States Navy (Ret.) and Former Chief of Naval Operations. Director since 2012 Member of the Audit Committee and Policy Committee

Admiral Gary Roughead retired from his position as the 29th Chief of Naval Operations in September 2011, after serving in that position for four years. The Chief of Naval Operations is the senior military position in the United States Navy. As Chief of Naval Operations, Admiral Roughead stabilized and accelerated ship and aircraft procurement plans and the Navy’s capability and capacity in ballistic missile defense and unmanned air and underwater systems. He restructured the Navy to address the challenges and opportunities in cyber operations. Prior to becoming the Chief of Naval Operations, he held six operational commands (including commanding both the Atlantic and Pacific Fleets). Admiral Roughead is a Distinguished Fellow at the Hoover Institution. He also serves as a director of Theranos, Inc. and a trustee of the Dodge and Cox Funds. He is a director of the Center for a New American Society, the Darden School of Business Foundation, CNA, a not-for-profit research and analysis organization, and the Woods Hole Oceanographic Institution and is a member of the Council on Foreign Relations.

Attributes, Skills and Qualifications

—	Extensive career as a senior military officer with the United States Navy, including numerous operational commands, as well as leadership positions, most recently as the 29th Chief of Naval Operations

—	Significant expertise in national security, information warfare, cyber operations and global security issues

—	Broad experience in leadership and matters of global relations

THOMAS M. SCHOEWE, 62
Former Executive Vice President and Chief Financial Officer, Wal-Mart Stores, Inc., an operator of retail stores. Director since 2011 Member of the Audit Committee and Policy Committee

Mr. Thomas M. Schoewe was Executive Vice President and Chief Financial Officer of Wal-Mart Stores Inc. from 2000 to 2011. Prior to his employment with Wal-Mart, he held several roles at the Black and Decker Corporation, including Senior Vice President and Chief Financial Officer from 1996 to 1999, Vice President and Chief Financial Officer from 1993 to 1999, Vice President of Finance from 1989 to 1993 and Vice President of Business Planning and Analysis from 1986 to 1989. Before joining Black and Decker, Mr. Schoewe worked for Beatrice Companies, where he was Chief Financial Officer and Controller of one of its subsidiaries, Beatrice Consumer Durables Inc. Mr. Schoewe serves on the Boards of Directors of General Motors Corporation and Kohlberg Kravis Roberts and Company. He also served as a director of PulteGroup Inc. during the last five years.

Attributes, Skills and Qualifications

—

Extensive financial experience acquired through positions held as the Chief Financial Officer of large public companies, as well as expertise in implementation of Sarbanes-Oxley controls, risk management and mergers and acquisitions

—	Significant international experience through his service as an executive of large public companies with substantial international operations

—	Extensive experience as a member of the audit committee of other public companies; audit committee financial expert

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PROPOSAL ONE: ELECTION OF DIRECTORS

JAMES S. TURLEY, 59
Former Chairman and Chief Executive Officer, Ernst & Young, a professional services organization. Director since 2015 Member of the Audit Committee and Policy Committee

Mr. James S. Turley served as Chairman and Chief Executive Officer of Ernst & Young from 2001 until his retirement in 2013. Mr. Turley joined Ernst & Young in 1977 and held various positions there until being named regional managing partner for the Upper Midwest in 1994, and for New York in 1998. He was named Deputy Chairman in 2000. He currently serves on the Boards of Directors for Citigroup, Emerson Electric Company and Intrexon corporation. He also serves on the Board of Directors of the Boy Scouts of America and the Board of Trustees for Rice University. He is Chair of the National Corporate Theatre Fund and serves on the Committee for Economic Development.

Attributes, Skills and Qualifications

—

Extensive experience and expertise in areas of finance, accounting and business management acquired over 35-year career at Ernst & Young, including serving as Chairman and Chief Executive Officer of Ernst & Young

—	Significant experience in areas of risk management

—	Extensive experience as a member of the audit committee of other public companies; audit committee financial expert

Vote Required

To be elected, a nominee must receive more votes cast “for” than votes cast “against” his or her election. Abstentions and broker non-votes will have no effect on this proposal. If a nominee is not re-elected, he or she will remain in office until a successor is elected or until his or her earlier resignation or removal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE 12 NOMINEES FOR DIRECTOR LISTED ABOVE.

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CORPORATE GOVERNANCE

 Overview

We are committed to maintaining high standards of corporate governance, consistent with our core values of sustainable performance, ethics and compliance. With strong oversight from the Board, our corporate governance regime is intended to promote the long-term success of our Company to benefit our shareholders, customers and employees.

Our Company has adopted Principles of Corporate Governance and Standards of Business Conduct to

help guide and promote our good corporate governance and responsible business practices.

Our Principles of Corporate Governance outline the role and responsibilities of our Board, set forth additional independence requirements for our directors and provide guidelines for Board leadership and Board and committee membership, among other items. The Board reviews these principles at least annually and considers opportunities for improvement and modification.

Our Standards of Business Conduct apply to our directors, officers and all employees. Among other things, they:

—	require high ethical standards in all aspects of our business;

—	require strict adherence to all applicable laws and regulations;

—	reinforce the need for avoiding actual or apparent conflicts of interest and require the responsible use of Company resources;

—	reinforce our commitment to being a responsible corporate citizen;

—	reflect our commitment to our work environment and the global communities where we live, work and serve;

—	require the consistent production of quality results; and

—	call upon all employees freely to seek guidance regarding business conduct and to raise any issues of concern (including on an anonymous basis).

 Role of the Board

The primary responsibility of our Board is to foster the long-term success of the Company, promoting the interests of our shareholders. Our directors exercise their business judgment in a manner they reasonably believe to be in the best interests of the Company and our shareholders and in a manner consistent with their fiduciary responsibilities. The responsibilities of the Board include, but are not limited to, the following:

—	oversee our long-term business strategies, operations and performance;

—	select the Chief Executive Officer and elect officers of the Company;

—	oversee our risk management activities;

—	oversee senior executive succession planning;

—	elect directors to fill vacant positions between Annual Meetings;

—	review and approve executive compensation;

—	review and approve significant corporate actions;

—	oversee and evaluate management and Board performance;

—	oversee our ethics and compliance programs; and

—	provide advice to management.

Board’s Role in Risk Oversight

As noted above, the Board is responsible for overseeing our risk management activities, among other duties. Each of our Board committees assists the Board in this role. The Audit Committee focuses on risks that could impact our financial performance. The Audit Committee periodically receives a report from the Chief Financial Officer and members of the Finance Department addressing

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CORPORATE GOVERNANCE

our financial risk management processes and systems, the nature of the material financial risks the Company faces and how the Company responds to and mitigates these risks. The Audit Committee periodically receives a report from our General Counsel on legal and other compliance risks and how the Company is addressing and mitigating those risks. The Audit Committee receives an annual report from our Chief Compliance Officer on the Company’s compliance program overall. The Compensation Committee reviews at least annually a risk assessment of the Company’s compensation programs and, together with its independent compensation consultant, evaluates the mix of at risk compensation linked to stock appreciation. The Policy Committee assists the Board in identifying and evaluating global security, political and budgetary issues and trends that could impact the Company’s business. The Policy Committee periodically receives a report from the Vice President, Corporate Responsibility on the Company’s ethics and corporate responsibility programs. The Governance Committee regularly reviews the Company’s corporate governance policies and practices, and considers issues of succession and composition of the Board, recommending any proposed changes to the full Board for approval.

  Board Leadership Structure

The Board believes that it is in the best interests of the Company and our shareholders to have flexibility in determining the most effective leadership structure to serve the interests of the Company and our shareholders.

Chairperson of the Board

Our Bylaws provide that our directors will designate a Chairperson of the Board from among its members. The Chairperson presides at all Board and shareholder meetings. The Chairperson interacts directly with all members of the Board and assists the Board to fulfill its responsibilities. Mr. Bush, our Chief Executive Officer and President, has served as Chairman since July 2011.

Lead Independent Director

If the Chairperson is not independent, the independent directors will designate annually from among them a Lead Independent Director. Following our 2014 Annual Meeting, the independent directors designated Mr. Felsinger as Lead Independent Director.

Our Principles of Corporate Governance set forth specific duties and responsibilities of the Lead Independent Director, which include the following:

—	preside at meetings of the Board at which the Chairperson is not present, including executive sessions of the independent directors, and advise the Chairperson and CEO on decisions reached;

—	advise the Chairperson on and approve meeting agendas and the information sent to the Board;

—	advise the Chairperson on and approve the schedule of Board meetings to assure there is sufficient time for discussion of all agenda items;

—	provide the Chairperson with input as to the preparation of Board and committee meeting agendas, taking into account the requests of the other Board and committee members;

—	interview, along with the Chairperson and the Chairperson of the Governance Committee, Board candidates and make recommendations to the Governance Committee and the Board;

—	call meetings of the independent directors;

—	serve as liaison between the Chairperson and the independent directors; and

—	if requested by major shareholders, ensure that he is available for consultation and direct communication.

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CORPORATE GOVERNANCE

 Committees of the Board of Directors

The Board has four standing committees: the Audit Committee, the Compensation Committee, the Governance Committee and the Policy Committee. The membership of these committees is typically determined at the organizational meeting of the Board held in conjunction with the Annual Meeting. All the committees are composed entirely of independent directors. The primary responsibilities of each of the committees are summarized below, together with a table listing the membership and chairperson of each committee as of December 31, 2014. The charters for each standing committee can be found on the Investor Relations section of our website (www.northropgrumman.com).

Audit Committee
Roles and Responsibilities	2014 Committee Members*

Assist the Board in its oversight of (1) the integrity of the Company’s financial statements and the Company’s accounting and financial reporting processes; (2) the Company’s overall compliance with legal and regulatory requirements; (3) financial risk assessment and management; (4) the qualifications, performance and independence of the Company’s independent auditor, (5) the performance of the Company’s internal audit function; and (6) the Company’s system of disclosure controls and procedures and internal control over financial reporting, by:

—    appointing, retaining, overseeing, evaluating and terminating, if necessary, the independent auditor

—    reviewing and pre-approving audit and non-audit services and related fees for the independent auditor

—    reviewing and discussing the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q

—   reviewing and discussing management’s assessment of, and report on, the effectiveness of the Company’s internal control over financial reporting at least annually and the independent auditor’s related report

—    reviewing with the General Counsel, at least annually, the status of significant pending litigation and various other significant legal, compliance or regulatory matters

—   reviewing with the Chief Compliance Officer, at least annually, the Company’s compliance program

—   discussing guidelines and policies regarding risk assessment and risk management

—   reviewing any significant issues raised by the internal audit function and, as appropriate, management’s actions for remediation

—    establishing and periodically reviewing and discussing with management the Company’s procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters

William H. Hernandez (chair)

Victor H. Fazio

Madeleine A. Kleiner

Gary Roughead

Thomas M. Schoewe

Number of meetings in 2014: 9

Independence, Financial Literacy and Audit Committee Financial Experts

All members are independent and financially literate

Ms. Kleiner and Messrs. Hernandez and Schoewe each qualifies as an Audit Committee Financial Expert.

*James S. Turley, who joined the Board and Audit Committee in February 2015, also qualifies as an Audit Committee Financial Expert.

Compensation Committee
Roles and Responsibilities	2014 Committee Members

Assist the Board in overseeing the Company’s compensation policies and practices by:

—   approving the compensation for elected officers (other than the Chief Executive Officer, whose compensation is recommended by the Committee and approved by all the independent directors)

—    establishing stock ownership guidelines and reviewing ownership levels on an annual basis

—    administering incentive and equity compensation plans and approving payments or grants under these plans for elected officers (other than the Chief Executive Officer)

—   recommending for approval compensation for the non-employee directors

—   producing an annual report on executive compensation for inclusion in the proxy statement

—   providing support to the Board in carrying out its overall responsibilities related to executive compensation

Kevin W. Sharer (chair)*

Donald E. Felsinger

Bruce S. Gordon

Karl J. Krapek

Richard B. Myers

Number of meetings in 2014: 7

Independence

All members are independent

*The Board named Mr. Krapek as chairperson effective March 2, 2015.

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CORPORATE GOVERNANCE

Governance Committee
Roles and Responsibilities	2014 Committee Members

Assist the Board in overseeing the Company’s corporate governance practices by:

—   regularly reviewing the Company’s corporate governance policies and practices, including the Principles of Corporate Governance, and recommending changes to the Board

—    reviewing and determining whether a director’s service on another board or elsewhere is likely to interfere with the director’s duties and responsibilities as a member of the Board

—   reviewing and making recommendations to the Board regarding the composition and size of the Board

—   reviewing and making recommendations to the Board regarding the criteria for Board membership, which should include among other things, diversity, experience and integrity

—    identifying and recommending to the Board qualified potential candidates to serve on the Board and its committees

—   coordinating the process for the Board to evaluate its performance

Karl J. Krapek (chair)*

Donald E. Felsinger

Madeleine A. Kleiner

Kevin W. Sharer

Number of meetings in 2014: 4

Independence

All members are independent

*The Board named Ms. Kleiner as chairperson effective March 2, 2015.

Policy Committee
Roles and responsibilities	2014 Committee Members

Assist the Board in overseeing policy, government relations, corporate responsibility and other matters by:

—   identifying and evaluating global security, budgetary and other issues and trends that could impact the Company’s business activities and performance

—    reviewing and providing oversight over the Company’s ethics and corporate responsibility policies and programs

—   reviewing the Company’s public relations and advertising strategy

—   reviewing and monitoring the Company’s government relations strategy and political action committee

—   reviewing the Company’s community relations activities

—    reviewing and providing oversight of the Company’s environmental sustainability program

Bruce S. Gordon (chair) Victor H. Fazio William H. Hernandez Richard B. Myers Gary Roughead Thomas M. Schoewe Number of meetings in 2014: 4 Independence All members are independent

 Board Meetings and Executive Sessions

The Board meets no less than on a quarterly basis. Special meetings of the Board may be called from time to time as appropriate. On an annual basis, the Board holds an extended meeting to review our long-term strategy.

The Board holds its meetings at Company locations other than our corporate headquarters on a regular basis to provide the directors with a first-hand view of different elements of our business and an opportunity to interact with local management.

The Board meets in executive session (with the directors only and then with the independent directors only) following each in-person Board meeting and on other occasions as needed. The non-executive Chairperson or the Lead Independent Director presides over the executive sessions of the independent directors. The Audit Committee meets in executive session at each in-person Audit Committee meeting, and regularly requests separate executive sessions with representatives of our independent auditor and our senior management, including our Chief Financial Officer, General Counsel and our Vice President, Internal Audit. The Compensation Committee also meets in executive session on a regular basis and may request a report from the Compensation Committee’s compensation consultant in executive session. The Governance and Policy Committees also meet in executive session as they deem necessary.

  Meeting Attendance

During 2014, the Board held nine meetings. Each incumbent director serving in 2014 attended 75% or more of the total number of Board and committee meetings he or she was eligible to attend. Board members are expected to attend the Annual Meeting, except where the failure to attend is due to unavoidable circumstances. All directors who were members of the Board in May 2014 attended the 2014 Annual Meeting.

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 Director Independence

The Board has established an objective that at least 75% of our directors be independent directors. The Board and Governance Committee annually review the relevant relationships or arrangements between the Company and our directors or parties related to the directors in determining whether such directors are independent. No director is considered independent unless the Board of Directors has determined that the director meets the independence requirements under applicable NYSE and SEC rules and under our categorical independence standards.

Our Principles of Corporate Governance provide that a director may be found not to qualify as an independent director if the director:

—

has within the prior three years been a director, executive officer or trustee of a charitable organization that received annual contributions from the Company exceeding the greater of $1 million or 2% of the charitable organization’s annual gross revenues, where the gifts were not normal matching charitable gifts, did not go through normal corporate charitable donation approval processes or were made “on behalf of” a director;

—

has, or has an immediate family member who has, within the prior three years been employed by, a partner in or otherwise affiliated with any law firm or investment bank in which the director’s or the immediate family member’s compensation was contingent on the services performed for the Company or in which the director or the immediate family member personally performed services for the Company and the annual fees paid by the Company during the preceding fiscal year exceeded the greater of $1 million or 2% of the gross annual revenues of such firm; and

—

has, or has an immediate family member who has, within the prior three years owned, either directly or indirectly as a partner, shareholder or officer of another company, more than 5% of the equity of an organization that has a material business relationship with (including significant purchasers of goods or services), or more than 5% ownership in, the Company.

Independence Determination

In connection with its annual independence review, the Board and Governance Committee considered the following relationships with organizations to which we have made payments in the usual course of our business in 2014.

—	Mr. Fazio’s service as a member of the board of directors of the Center for Strategic and Budgetary Assessments;

—	Mr. Felsinger’s service as a member of the board of directors of Archer Daniels Midland;

—	Mr. Hernandez’s service as a member of the board of directors of Black Box Corporation;

—	General Myers’ service as a member of the board of directors of Aon Corporation and United Technologies Corporation; and

—	Mr. Turley’s service as a member of the board of directors of Citigroup and Emerson Electric Company.

The Board of Directors also considered that Mr. Fazio, Mr. Gordon, Ms. Kleiner, Mr. Krapek, General Myers, Admiral Roughead, Mr. Sharer and Mr. Turley serve as members of the boards of, or are otherwise affiliated with, organizations to which the Company and/or the Northrop Grumman Foundation (Foundation) made contributions during 2014 in the usual course of our charitable contributions program, as well as in connection with our matching gifts program (which limits the contributions to $10,000 per year per director). The amounts paid to these organizations were below the applicable thresholds under NYSE rules and our Principles of Corporate Governance.

Following its review and the recommendation of the Governance Committee, the Board affirmatively determined that all of the active directors, except Mr. Bush, are independent. The independent directors constitute approximately 92% of the members of our Board.

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CORPORATE GOVERNANCE

 Election Process

Our Bylaws and Certificate of Incorporation provide for the annual election of directors. Each director will hold office until the next annual meeting of shareholders or until their earlier resignation or removal. Generally, in order to be elected, a director must receive more votes cast for than against his or her election, unless one or more shareholders provide notice of an intention to nominate one or more candidates to compete with the Board’s nominees for election in accordance with the procedures set forth in the Company’s corporate governance documents.

  Director Nominations

The Governance Committee carefully considers all director nominee candidates on the basis of the candidate’s background, qualifications and experience, and recommends to the Board the nominees for election. The Governance Committee identifies and evaluates director candidates and may employ a third-party search firm to assist in this process. Board members also suggest director candidates to the Governance Committee for consideration. The Governance Committee considers shareholder nominees nominated in accordance with our Principles of Corporate Governance and in generally the same manner as any other candidates brought to the attention of the Governance Committee. Shareholder nominations made pursuant to our Principles of Corporate Governance must be addressed to the Governance Committee in care of the Corporate Secretary. Shareholders may also directly nominate director candidates in accordance with our Bylaws.

 Director Qualifications

The Governance Committee is responsible for establishing the criteria for Board membership. In nominating directors, the Governance Committee bears in mind that the foremost responsibility of a director is to represent the interests of our shareholders as a whole. The activities and associations of candidates are reviewed for any legal impediment, conflict of interest or other consideration that might prevent or interfere with service on our Board.

In evaluating candidates, the Governance Committee considers:

—	the personal integrity and the professional reputation of the individual;

—	the education, professional background and particular skills and experience most beneficial to service on the Board; and

—	whether a director candidate is willing to submit to and obtain a background check necessary for obtaining and retaining a top secret clearance.

We do not have a formal policy outlining the diversity standards to be considered when evaluating director candidates. Our objective is to foster diversity of thought on our Board. To accomplish that objective, the Governance Committee seeks to achieve diversity including in race, gender and national origin, as well as in perspective, professional experience, education, skill and other qualities that contribute to our Board.

All new directors to the Board receive an orientation that is individually tailored, taking into account the director’s experience, background, education and committee assignments.

 Board Membership and External Relationships

Directors are required to ensure that their other commitments, including for example, other board memberships, employment, partnerships and consulting arrangements, do not interfere with their duties and responsibilities as members of the Board. Directors must provide notice to the General Counsel prior to accepting an invitation to serve on the board of any other organization, and the General Counsel will advise the chairperson of the Governance Committee (or the chairperson of the Board, if notice is from the chairperson of the Governance Committee). A director should not accept service on such other board until being advised by the Chairperson of the Governance Committee (or Chairperson of the Board, as appropriate) that such engagement will not unacceptably create conflicts of interest or regulatory issues, conflict with Company policies or otherwise interfere with the director’s duties and responsibilities as a member of the Board. Directors are also required promptly to inform the General Counsel if an actual or potential conflict of interest arises, or they are concerned that a conflict may arise or circumstances could otherwise interfere with their duties and responsibilities as a director. Directors should seek to avoid even an appearance of a conflict of interest.

Directors may not serve on more than three other boards of publicly traded companies in addition to our Board without the written approval of the Chairperson of the Governance Committee (or Chairperson of the Board, as appropriate). A director who is a full-time

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CORPORATE GOVERNANCE

employee of our Company may not serve on the board of more than two other public companies unless approved by the Board. When a director’s principal occupation or business association changes substantially during his or her tenure as a director, the Board expects the director to tender his or her resignation for consideration by the Governance Committee, which subsequently will recommend to the Board what action to take.

We have a retirement policy whereby a director will retire at the Annual Meeting following his or her 72nd birthday, unless the Board determines, based on special circumstances, that it is in the Company’s best interest to request that the director serve beyond such date.

 Effect of Failure to Receive the Required Vote or Obtain and Retain Security Clearance

Each director is required to tender a resignation that will be effective upon (i) the failure to receive the required vote at any future meeting at which such director faces re-election, the failure to obtain top secret security clearance within 12 months of appointment or election to the Board or the failure to retain a top secret security clearance once obtained and (ii) the Board’s acceptance of such resignation. If an incumbent director fails to receive the required vote for re-election or fails to obtain and retain a top secret security clearance, the Governance Committee will consider whether the Board should accept the director’s resignation and will submit a recommendation for prompt consideration by the Board. The Board will decide whether to accept or reject a resignation within 90 days, unless the Board determines that compelling circumstances require additional time. The Governance Committee and the Board may consider any factor they deem relevant in deciding whether to accept a resignation, including, without limitation, any harm to our Company that may result from accepting the resignation, the underlying reasons for the action at issue and whether action in lieu of accepting the resignation would address the underlying reasons.

 Board and Committee Self-Evaluation

The Board of Directors and each Committee conducts annually a thorough self-assessment process. The self-assessment of the Board is overseen by the Governance Committee. As part of this assessment, the Lead Independent Director and chairperson of the Governance Committee facilitate a broad discussion of Board performance, held in executive session. Among other topics, the Board considers:

—	the Board’s effectiveness in evaluating and monitoring the Company’s business plan, long-term strategy and risks;

—	whether strategic and critical issues are being addressed by the Board in a timely manner;

—	whether the Board’s expectations and concerns are openly communicated to and discussed with the CEO;

—	whether the directors collectively operate effectively as a Board;

—	whether the individual directors have the appropriate mix of attributes and skills to fulfill their duties as directors of the Company; and

—	whether there are adequate opportunities to raise questions and comments on issues, both inside and outside of Board meetings.

Following this review, the Board discusses the results and identifies opportunities for improvement, including any necessary steps to implement such improvements.

Also as part of the annual self-assessment process, each director completes an individual director evaluation for each of the other directors. These assessments include, among other topics, each director’s:

—	understanding of the Company’s overall business and risk profile and its significant financial opportunities and plans;

—	engagement during meetings;

—	analysis of benefits and risks of courses of action considered by the Board; and

—	appropriate respect for the views of other Board members.

The Lead Independent Director or the Chairperson meets with each director individually to discuss the results of his or her assessment. The Lead Independent Director or the Chairperson also reports generally on the overall results of these discussions to the Board in executive session.

In addition, each of the Committees conducts an annual self-assessment. During an executive session led by the Committee chairperson, the Committee discusses, among other topics, whether the quality of participation and discussion at the Committee

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CORPORATE GOVERNANCE

meetings is effective in facilitating the Committee’s obligations under its charter; the opportunity to engage in strategic discussion; and whether the Committee is covering the right topics in the right amount of detail. Following this discussion, the Committee develops and implements a list of action items, as appropriate.

 Succession Planning

The Board believes that providing for continuity of leadership is critical to the success of our Company. Therefore, processes are in place:

—	to evaluate the Chief Executive Officer annually based on a specific set of performance objectives;

—

for the Chief Executive Officer annually to provide an assessment of persons considered potential successors to various senior management positions and discuss the results of these reviews with the Board; and

—	to support continuity of top leadership and Chief Executive Officer succession, including through annual reports to the Board.

 Departure and Election of Directors

During 2014, the following changes occurred with respect to the composition of our Board:

In accordance with our retirement policy described above, Stephen Frank and Aulana Peters, directors who served during 2013, did not stand for reelection at the 2014 Annual Meeting. The Board determined that it is in the best interest of the Company and our shareholders for Mr. Fazio and General Myers to continue to serve as directors beyond their 72nd birthday and stand for reelection in 2015.

In February 2015, Kevin Sharer notified the Board of his decision not to seek re-election at the Annual Meeting. He will retire from the Board effective the day of the Annual Meeting. Also in February 2015, James S. Turley was elected to the Board. In March 2015, Marianne C. Brown was elected to the Board.

 Communications with the Board of Directors

Any interested person may communicate with any of our directors, our Board as a group, our non-employee directors as a group or our Lead Independent Director through the Corporate Secretary by writing to the following address: Office of the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042. The Corporate Secretary will forward correspondence to the director or directors to whom it is addressed, except for job inquiries, surveys, business solicitations or advertisements and other inappropriate material. The Corporate Secretary may forward certain correspondence elsewhere within our Company for review and possible response.

Interested persons may report any concerns relating to accounting matters, internal accounting controls or auditing matters to non-management directors confidentially or anonymously by writing directly to the Chairperson of the Audit Committee, Northrop Grumman Board of Directors c/o Corporate Ethics Office, 2980 Fairview Park Drive, Falls Church, Virginia 22042.

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COMPENSATION OF DIRECTORS

The Compensation Committee is responsible for reviewing and recommending the compensation of the members of our Board. In May 2014, the Compensation Committee recommended to the Board, and the Board approved, the current non-employee director fee structure, effective May 21, 2014. The table below lists the annual fees payable to our non-employee directors from January 1, 2014 to May 20, 2014 under the prior fee structure and the annual fees payable under the current fee structure effective May 21, 2014.

Compensation Element	Amount ($) (1/1/14 - 5/20/14)	Amount ($) (5/21/14 - 12/31/14)
Annual Cash Retainer	115,000	120,000
Annual Retainer for Lead Independent Director	25,000	25,000
Audit Committee Retainer	10,000	10,000
Audit Committee Chair Retainer	20,000	20,000
Compensation Committee Chair Retainer	15,000	15,000
Governance Committee Chair Retainer	10,000	15,000
Policy Committee Chair Retainer	7,500	7,500
Annual Equity Grant*	130,000	135,000

*	The annual equity grant is deferred into a stock unit account pursuant to the 2011 Long-Term Incentive Stock Plan (2011 Plan) as described below. The Northrop Grumman Equity Grant Program for Non-Employee Directors sets forth the terms and conditions of the equity awards granted to non-employee directors under the 2011 Plan.

Retainer fees are paid on a quarterly basis at the end of each quarter. To encourage directors to have a direct and material investment in shares of our common stock, non-employee directors are awarded an annual equity retainer of $135,000 in the form of deferred stock units (Automatic Stock Units). The Automatic Stock Units are paid out in the form of common stock at the conclusion of the director’s Board service, or earlier, as specified by the director, after he or she has completed five years of service on the Board of Directors. Each director may also elect to defer payment of all or a portion of his or her remaining annual cash retainer and other annual committee retainer fees into a deferred stock unit account (Elective Stock Units). The Elective Stock Units are paid at the conclusion of Board service or earlier as specified by the director, regardless of years of service. Beginning in 2015, directors may elect to defer to a later year all or a portion of their remaining annual cash retainer and any other fees payable for their Board service into alternative investment options similar to the options available under the Company’s Savings Excess Plan.

Deferral elections are made prior to the beginning of the year for which the retainer and fees will be paid. Directors are credited with dividend equivalents in connection with the accumulated stock units until the shares of common stock related to such stock units are issued.

Non-employee directors are eligible to participate in our Matching Gifts Program for Education. Under this program, the Northrop Grumman Foundation matches director contributions, up to $10,000 per year per director, to eligible educational programs in accordance with the program.

 Stock Ownership Requirements and Anti-Hedging and Pledging Policy

Non-employee directors are required to own common stock of the Company in an amount equal to five times the annual cash retainer, with such ownership to be achieved within five years of the later of (i) May 18, 2011 or (ii) the director’s election to the Board. Deferred stock units and Company stock owned outright by the director count towards this requirement.

Company policy prohibits members of the Board of Directors from pledging or engaging in hedging transactions with respect to any of their Company stock, continuing to align the interest of our Board of Directors with those of our shareholders. None of the shares of Company common stock held by our directors are pledged or subject to any hedging transaction.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 19

COMPENSATION OF DIRECTORS

 2014 Director Compensation

The table below provides information on the compensation of our non-employee directors for the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	All Other Compensation ($) (3)	Total ($)
Marianne C. Brown (4)	0	0	0		0
Victor H. Fazio	131,164	130,000	16,835		277,999
Donald E. Felsinger	143,082	133,082	7,521		283,685
Stephen E. Frank (5)	51,542	50,714	11,220		113,476
Bruce S. Gordon	128,664	130,000	2,897		261,561
William H. Hernandez	148,387	130,000	12		278,399
Madeleine A. Kleiner	131,164	130,000	7,897		269,061
Karl J. Krapek	131,164	133,082	9,547		273,793
Richard B. Myers	121,164	130,000	15,274		266,438
Aulana L. Peters (5)	48,764	50,714	11,181		110,659
Gary Roughead	131,164	130,000	301		261,465
Thomas M. Schoewe	131,164	130,000	502		261,666
Kevin W. Sharer	133,082	133,082	23,017		289,181
James S. Turley (6)	0	0	0		0

(1)	Amounts shown in the “Fees Earned or Paid in Cash” column reflect the annual retainer paid to each director, including any applicable annual committee and committee chair retainers and any applicable Lead Independent Director or Chairperson retainers. As described above, a director may elect to defer all or a portion of his or her annual retainer into a deferred stock unit account. Amounts deferred as Elective Stock Units are reflected in this column.

(2)	Amounts in this column represent the target value of Automatic Stock Units awarded to each of our non-employee directors in 2014 under the 2011 Plan. The amount reported for each director reflects the aggregate fair value of the Automatic Stock Units on the grant date, as determined under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation, excluding any assumed forfeitures. The grant date fair value assumes the value of dividend equivalents accrued directly on the awarded units. Assumptions used to calculate these amounts are included in Note 13 of our consolidated financial statements included in our 2014 Form 10-K. The aggregate number of Automatic Stock Units and Elective Stock Units held by each director as of December 31, 2014 is provided in the Deferred Stock Units table below.

(3)	Amounts reflected in the “All Other Compensation” column include the estimated dollar value of additional stock units credited to each non-employee director as a result of dividend equivalents earned, directly or indirectly, on reinvested dividend equivalents as such amounts are not assumed in the grant date fair value of the Automatic Stock Units shown in the “Stock Awards” column.

Amounts shown also include matching contributions made through our Matching Gifts Program for Education discussed above as follows: Mr. Fazio, $8,500; Mr. Frank, $10,000; Ms. Kleiner, $5,000; Mr. Krapek, $5,000; General Myers, $10,000; Ms. Peters, $10,000 and Mr. Sharer, $10,000.

(4)	Ms. Brown was elected to the Board of Directors effective March 19, 2015.

(5)	Ms. Peters and Mr. Frank attained the Board’s retirement age of 72 prior to the 2014 Annual Meeting and did not stand for reelection at the 2014 Annual Meeting.

(6)	Mr. Turley was elected to the Board of Directors effective February 19, 2015.

20 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

COMPENSATION OF DIRECTORS

Deferred Stock Units

As of December 31, 2014, the non-employee directors had the following aggregate number of deferred stock units accumulated in their deferral accounts for all years of service as a director, including additional stock units credited as a result of dividend equivalents earned on the stock units.

Name	Automatic Stock Units	Elective Stock Units	Total
Marianne C. Brown*	0	0	0
Victor H. Fazio	13,097	7,245	20,342
Donald E. Felsinger	16,412	13,958	30,370
Bruce S. Gordon	13,221	0	13,221
William H. Hernandez	1,346	0	1,346
Madeleine A. Kleiner	13,221	0	13,221
Karl J. Krapek	13,244	9,004	22,248
Richard B. Myers	18,208	0	18,208
Gary Roughead	4,386	0	4,386
Thomas M. Schoewe	5,525	0	5,525
Kevin W. Sharer	20,110	18,659	38,769
James S. Turley*	0	0	0
*	Ms. Brown and Mr. Turley were elected to the Board of Directors effective March 19, 2015 and February 19, 2015, respectively.

Director Equity Plan

Under the Northrop Grumman Non-Employee Directors Equity Participation Plan (Director Equity Plan), non-employee directors had an amount equal to 50% of their annual retainer credited to an equity participation account and converted into stock units based on the then fair market value (as defined in the Director Equity Plan) of our common stock. No new participants have been added to the Director Equity Plan since May 31, 2005, and no new new annual accruals have been credited to the then-existing participants in the Director Equity Plan since that time. However, directors that served on the Board in and before 2005 continue to be credited with dividend equivalents on the cumulative stock units held in their equity participation accounts until the director terminates service on the Board. Messrs. Fazio and Sharer are the only directors that earn dividend equivalents under the Director Equity Plan. No other current director participates in the Director Equity Plan.

Generally, if a participating non-employee director terminates service on the Board of Directors after completion of at least three consecutive years of service or retires from the Board of Directors as a result of a total disability or a debilitating illness as defined in the Director Equity Plan, the participant will be entitled to receive the full balance of the participant’s equity participant account in annual installments. Upon a change in control of the Company, as defined in the Director Equity Plan, the participant will immediately be entitled to receive the full balance of the equity participation account under the Director Equity Plan regardless of the number of years of consecutive service, although payment of his or her benefits will not commence until the termination of his or her service. No new annual accruals have been credited to the Director Equity Plan; however, the remaining director participating in the Director Equity Plan receives quarterly dividend accruals on the balance held in his equity participation accounts.

1993 Directors’ Plan

Under the Northrop Grumman 1993 Stock Plan for Non-Employee Directors, as amended (the 1993 Plan), directors could elect to defer payment of all or a portion of their retainer fees not automatically paid in shares of common stock. This deferred compensation was payable in shares of common stock at the conclusion of a director-specified deferral period. In 2005, the 1993 Plan was amended. Dividend equivalents are paid on amounts deferred prior to the 2005 amendment. Mr. Sharer is the only director that continues to earn dividend equivalents on amounts deferred under the 1993 Plan prior to this date.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 21

TRANSACTIONS WITH RELATED PERSONS AND CONTROL PERSONS

 Related Person Transaction Policy

The Company has a written policy and procedures for the review, approval and ratification of transactions among our Company and our directors, executive officers and related persons, approved by the Board. A copy of the policy is available on the Investor Relations section of our website (www.northropgrumman.com). The policy requires that all related person transactions be reviewed and approved or ratified, as applicable, by the Governance Committee. The Governance Committee may approve or ratify related person transactions at its discretion if the transaction is deemed fair and reasonable to the Company.

The policy defines a related person transaction as any transaction in which the Company was, is or will be a participant, where the amount involved exceeds $120,000, and in which a related person had, has or is expected to have a direct or indirect material interest. A “related person” includes:

—	any of our directors or executive officers;

—	any person who is known to be the beneficial owner of more than 5% of any class of our voting securities;

—	an immediate family member of any such person; or

—	any firm, corporation, or other entity controlled by any such person.

The Corporate Secretary may determine that a transaction in an amount less than $120,000 should nonetheless be deemed a related person transaction. If this occurs, the transaction would also be required to be submitted to the Governance Committee for review and approval or ratification.

The policy requires each director and executive officer to complete an annual questionnaire to identify his or her related interests and persons and to notify the Corporate Secretary of any changes to that information.

If the Governance Committee does not recommend ratification of a related person transaction or the Board of Directors does not ratify a related person transaction that is pending or ongoing, the Governance Committee will refer the transaction to management for amendment or termination and determine whether other action is appropriate.

 Related Person Transactions

In 2014, none of our directors or executive officers was a participant in or had a relationship regarded as a related person transaction, as considered under our Related Person Transaction Policy and applicable regulations of the SEC and the NYSE listing standards.

 Compensation Committee Interlocks and Insider Participation

During 2014, Messrs. Felsinger, Gordon, Krapek, Myers and Sharer served as members of the Compensation Committee. During 2014, no member of the Compensation Committee had a relationship with the Company or any of our subsidiaries, other than as directors and shareholders, and no member was an officer or employee of the Company or any of our subsidiaries, a participant in a related person transaction or an executive officer of another entity, where one of our executive officers serves on the board of directors that would constitute a related party transaction or raise concerns of a compensation committee interlock.

 Indemnification Agreements

Our Bylaws require us generally to indemnify our directors and executive officers to the fullest extent permitted by Delaware law. Additionally, as permitted by Delaware law, we have entered into indemnification agreements with each of our directors and elected officers. Under the indemnification agreements, we have agreed to hold harmless and indemnify each indemnitee, generally to the fullest extent permitted by Delaware law, against expenses, liabilities and loss incurred in connection with threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative to which the indemnitee is made a party by reason of the fact that the indemnitee is or was a director or officer of the Company or any other entity at our request, provided however, that the indemnitee acted in good faith and in a manner reasonably believed to be in the best interests of our Company.

22 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than ten percent of our common stock, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC.

Based on our review of Forms 3, 4 and 5 we have received or have filed on behalf of our executive officers and directors, and of written representation from those persons that they were not required to file a Form 5, we believe that all required filings were made on a timely basis during the year ended December 31, 2014.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 23

VOTING SECURITIES AND PRINCIPAL HOLDERS

 Stock Ownership of Certain Beneficial Owners

The following entities beneficially owned, to the best of our knowledge, more than five percent of the outstanding common stock as of December 31, 2014. All information shown is based on information reported by the filer on a Schedule 13G filed with the SEC on the dates indicated in the footnotes below.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership of Common Stock		Percent of Class
BlackRock, Inc.	18,158,299	(1)	9%
55 East 52nd Street, New York, NY 10022
State Street Corporation	17,030,668	(2)	9%
One Lincoln Street, Boston, MA 02111
The Vanguard Group	12,026,720	(3)	6%
100 Vanguard Blvd., Malvern, PA 19355

(1)	This information was provided by BlackRock, Inc. (BlackRock) in a Schedule 13G/A filed with the SEC on January 15, 2015. According to BlackRock, as of December 31, 2014, BlackRock had sole voting power over 15,694,039 shares and sole dispositive power over 18,158,299 shares.

(2)	This information was provided by State Street Corporation (State Street) in a Schedule 13G filed with the SEC on February 12, 2015. According to State Street, as of December 31, 2014, State Street had shared voting and dispositive power over 17,030,668 shares. This total includes 13,423,493 shares held in the Defined Contributions Master Trust for the Northrop Grumman Savings Plan and the Northrop Grumman Financial Security and Savings Program, for which State Street Bank and Trust Company acts as trustee and investment manager.

(3)	This information was provided by The Vanguard Group (Vanguard), in a Schedule 13G/A filed with the SEC on February 10, 2015. According to Vanguard, as of December 31, 2014, Vanguard had sole voting power over 349,462 shares, sole dispositive power over 11,696,567 shares and shared dispositive power over 330,153 shares.

24 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

VOTING SECURITIES AND PRINCIPAL HOLDERS

 Stock Ownership of Officers and Directors

The following table shows beneficial ownership of our common stock as of March 24, 2015 by each of our current directors, our NEOs and all directors and executive officers as a group. As of March 24, 2015, there were 196,445,226 shares of our common stock outstanding.

None of the persons named below beneficially owns in excess of 1% of our outstanding common stock. Unless otherwise indicated, each individual has sole investment power and sole voting power with respect to the shares owned by such person.

	Shares of Common Stock Beneficially Owned		Share Equivalents (1)	Shares Subject To Options (2)	Total
Non-Employee Directors
Marianne S. Brown	0		0	0	0
Victor H. Fazio	17,347	(3)	17,804	0	35,151
Donald E. Felsinger	4,640	(4)	30,370	0	35,010
Bruce S. Gordon	0		13,221	0	13,221
William H. Hernandez	1,000		1,346	0	2,346
Madeleine A. Kleiner	0		13,221	0	13,221
Karl J. Krapek	4,304		20,293	0	24,597
Richard B. Myers	1,011		17,197	0	18,208
Gary Roughead	0		4,386	0	4,386
Thomas M. Schoewe	3,160		5,525	0	8,685
Kevin W. Sharer	2,995		38,769	0	41,764
James S. Turley	0		0	0	0
Named Executive Officers
Wesley G. Bush (5)	466,269	(6)	5,293	0	471,562
James F. Palmer	222,074		0	0	222,074
Gloria A. Flach	35,364		0	64,256	99,620
Linda A. Mills	143,264	(7)	0	32,544	175,808
Thomas E. Vice	57,651		0	14,344	71,995
Other Executive Officers	300,133		15,274	5,845	321,252
All Directors and Executive Officers as a Group (28 persons)
	1,259,212		182,699	116,989	1,558,900	(8)

(1)	Share equivalents for directors represent non-voting deferred stock units acquired under the 2011 Plan and the 1993 Directors Plan, some of which are paid out in shares of common stock at the conclusion of a director-specified deferral period, and others are paid out upon termination of the director’s service on the Board of Directors. Certain of the NEOs hold share equivalents with pass-through voting rights in the Northrop Grumman Savings Plan or the Northrop Grumman Financial Security and Savings Program.

(2)	These shares subject to options are either currently exercisable or exercisable within 60 days of March 24, 2015.

(3)	Includes 932 shares held in our Dividend Reinvestment Plan.

(4)	Includes 770 shares each held in the Courtney Strickland and Stephanie Strickland trust, respectively, for which Mr. Felsinger’s wife serves as trustee and 1,550 shares each held in the Gregory Felsinger and Michael Felsinger trust, respectively, for which Mr. Felsinger serves as trustee.

(5)	Mr. Bush is also Chairman of the Board of Directors.

(6)	Includes 304,780 shares held in the W.G. and N.F. Bush Family Trust, 50,744 shares held in the Bush Trust Number 4 Trust, and 50,745 shares held in the Wesley G. Bush Revocable Trust, each of which Mr. Bush and his wife serve as trustees.

(7)	These shares are held in the Linda Anne Mills Living Trust.

(8)	Total represents 0.8% of the outstanding common stock as of March 24, 2015.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 25

EQUITY COMPENSATION PLAN INFORMATION

 Equity Compensation Plan Information

We currently maintain four equity compensation plans: the 2011 Plan, the 2001 Long-Term Incentive Stock Plan (2001 Plan), the 1995 Directors Plan and the 1993 Directors Plan. Each of these plans has been approved by our shareholders. The following table sets forth the number of shares of our common stock subject to outstanding stock options, the weighted-average exercise price of the outstanding stock options and the number of shares remaining available for future award grants under these equity compensation plans as of December 31, 2014.

Plan category	Number of shares of common stock to be issued upon exercise of outstanding options and payout of outstanding awards (1)	Weighted-average exercise price of outstanding options (2) ($)	Number of shares of common stock remaining available for future issuance under equity compensation plans (excluding shares reflected in the first column) (3)
Equity compensation plans approved by shareholders	6,329,366	54	24,738,172
Equity compensation plans not approved by shareholders	N/A	N/A	N/A
	6,329,366	54	24,738,172	(4)

(1)	Of these shares, 301,949 were subject to stock options then outstanding under the 2001 Plan. In addition, this number includes 2,649,634 shares that were subject to outstanding stock awards granted under the 2011 Plan, 158,756 shares that were subject to outstanding stock awards granted under the 2001 Plan, and reflects 1,884,839 awards earned at year end but pending distribution subject to final performance adjustments, and 167,636 shares subject to outstanding stock units credited under the 1993 Directors Plan. Additional performance shares of 1,166,552 reflect the number of shares deliverable under payment of outstanding restricted performance stock rights, assuming maximum performance criteria have been achieved.

(2)	This number reflects the weighted-average exercise price of outstanding stock options and has been calculated exclusive of outstanding restricted performance stock right and restricted stock right awards and exclusive of stock units credited under the 2011 Plan, the 2001 Plan and the 1993 Directors Plan.

(3)	Of the aggregate number of shares that remained available for future issuance, 24,738,172 were available under the 2011 Plan as of December 31, 2014. No new awards may be granted under the 1993 Directors Plan or the 2001 Plan.

(4)	After giving effect to our February 2015 awards, the number of shares of common stock remaining for future issuance would be 21,657,707 (assuming maximum payout of such awards).

26 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

PROPOSAL TWO: ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

We are providing our shareholders with the opportunity to cast a non-binding, advisory vote on the compensation of our NEOs. This advisory vote, commonly known as “say on pay,” gives our shareholders the opportunity to express their view on our 2014 executive compensation programs and policies for our NEOs. The vote does not address any specific item of compensation and is not binding on the Board; however, as an expression of our shareholders’ view, the Compensation Committee seriously considers the vote when making future executive compensation decisions.

We believe our compensation programs reflect responsible, measured practices that effectively incentivize our executives to dedicate themselves fully to value creation for our shareholders, customers and employees. Our pay practices are aligned with our shareholders’ interests and with industry practice and are governed by a set of strong policies and practices. Examples include:

—	Double-trigger provisions for change in control situations, and no excise tax gross-ups for payments upon termination after a change in control;

—	A recoupment policy applicable to cash and equity incentive compensation payments;

—	Stock ownership guidelines of 7x base salary for the CEO and 3x base salary for other NEOs, and stock holding requirements of three years from the vesting date; and

—	Prohibitions on hedging or pledging of company stock.

For a more extensive list of our best practices, refer to page 29 of this Proxy Statement. In addition, our Compensation Discussion and Analysis (CD&A) provides a detailed discussion of our performance-based approach to executive compensation. We encourage you to read the CD&A, this Proxy Statement and our 2014 Form 10-K, which describes our business and 2014 results in more detail.

Recommendation

The compensation of our executives is aligned to performance, is sensitive to shareholder returns, appropriately motivates and retains our executives, and is a competitive advantage in attracting and retaining the high caliber talent necessary to drive our business forward and build sustainable value for our shareholders. Accordingly, the Board recommends that shareholders approve the following resolution:

“RESOLVED, that, as an advisory matter, the shareholders of Northrop Grumman Corporation approve the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”

Vote Required

Approval of Proposal Two requires that the votes cast “for” the proposal exceed the votes cast “against” the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL TWO.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 27

COMPENSATION DISCUSSION AND ANALYSIS

In this Compensation Discussion and Analysis (CD&A), we provide an overview of our executive compensation programs and the underlying philosophy used to develop the programs. This section details the material components of our executive compensation programs for our 2014 Named Executive Officers (NEOs) and explains how and why the Compensation Committee of our Board (the Compensation Committee) arrived at certain specific compensation policies and decisions involving the NEOs. The 2014 compensation of our NEOs is provided in the Summary Compensation Table and other compensation tables contained in this Proxy Statement.

2014 NEOs

WESLEY G. BUSH

JAMES F. PALMER

GLORIA A. FLACH

LINDA A. MILLS

THOMAS E. VICE

 Compensation Committee Report

The Compensation Committee reviewed and discussed the CD&A as required by Item 402(b) of Regulation S-K of the Securities and Exchange Commission with management. Based on such review and discussion, the Compensation Committee recommended to the Board that this CD&A be included in this Proxy Statement. The Board has approved the recommendation.

COMPENSATION COMMITTEE

KARL J. KRAPEK, CHAIRMAN

DONALD E. FELSINGER

BRUCE S. GORDON

KEVIN W. SHARER

RICHARD B. MYERS

28 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY

 Summary of Our Executive Compensation Programs

Our executive compensation philosophy is to provide a complementary set of compensation programs to our NEOs with attractive, flexible and market-based total compensation tied to annual and long-term relative performance and aligned with the interests of our shareholders. The key elements of our executive compensation programs for our NEOs are summarized below.

	Compensation Element	Purpose	Key Characteristics

Fixed Component	Base Salary	Compensate fairly and competitively	Determined by responsibility, level of position, competitive pay assessment and individual performance

	Long-Term Incentive Plan (LTIP) Restricted Stock Rights (RSRs)	Link the interests of our executive officers to shareholders and retain executive talent	30% of annual LTIP grant Three-year cliff vesting

Performance-Based Component	Annual Incentive Plan (AIP)	Motivate and reward achievement of annual business objectives

Financial Metrics*: Pension-adjusted Operating Margin (OM) Rate, Free Cash Flow Conversion Rate, Awards (Book-to-bill), and Pension-adjusted Net Income

Subject to downward adjustment for failure to achieve non-financial objectives

	LTIP Restricted Performance Stock Rights (RPSRs)	Link the interests of our executive officers to shareholders and retain executive talent	70% of annual LTIP grant Three-year performance period Actual shares earned based on TSR relative to Performance Peer Group and S&P Industrials
*	Some of these financial metrics are non-GAAP financial measures. For more information, see “Miscellaneous - Use of Non-GAAP Financial Measures.”

 Our Compensation Pay Practices (pages 32-42)

Our compensation programs incorporate best practices, including the following:

Best Practices

✓	Pay for Performance	✓	Annual Peer Group Review	✓	No Hedging or Pledging of Company Stock

✓	Above Target and Maximum Annual Incentive Payouts Only When We Outperform Our Peer Benchmarks	✓	Independent Consultant Reports Directly to the Compensation Committee	✓	No Dividend Equivalents Paid Prior to Vesting (Dividend Equivalents Starting with 2012 Grants)

✓	Long-Term Incentives Based on Relative TSR	✓	Double Trigger Provisions for Change in Control	✓	No Individual Change in Control Agreements

✓	Cap on Annual Bonuses and Performance-Based Long-Term Incentive Share Payouts	✓	Recoupment Policy on Incentive Compensation Payments	✓	No Excise Tax Gross-ups for Payments Received Upon Termination After a Change in Control

✓	Total Direct Target Compensation Aimed at Market Median	✓	Stock Ownership Guidelines and Stock Holding Requirements	✓	Regular Risk Assessments Performed

				✓	No Employment Contracts for CEO or NEOs

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 29

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY

 2014 Performance Highlights

Our focus on performance resulted in another year of strong financial results. Diluted EPS increased 17% to $9.75. We improved our pension-adjusted operating margin rate 20 basis points to 12.2%; cash provided by operations totaled approximately $2.6 billion and free cash flow totaled $2.0 billion. We continued to use our cash to repurchase shares. We repurchased 21.4 million shares for $2.7 billion, reducing weighted average shares outstanding by 9%. We raised our quarterly dividend 15% to an annualized rate of $2.80 per share, our eleventh consecutive annual dividend increase. In total we returned $3.2 billion to shareholders through dividends and share repurchases, or approximately 160% of 2014 Free Cash Flow.

EPS Growth

—      2014 Diluted EPS grew 17%

—      2014 Pension-adjusted Diluted EPS grew 13%

—      EPS grew despite lower sales

—      EPS growth reflects strong operating performance and 9% reduction in weighted average shares outstanding

Per Share Cash Metrics
— 2014 Free Cash Flow per Share up 6% — $15.23 per share distributed to shareholders through dividends and share repurchases — Quarterly dividend increased 15% to $2.80 annualized

30 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS | EXECUTIVE SUMMARY

 Performance Against Incentive Compensation Metrics

For AIP, 2014 performance exceeded targets for three out of the four financial metrics, with the following results:

—	Pension-adjusted OM Rate: 12.2%

—	Free Cash Flow Conversion Rate: 98%

—	Awards (Book-to-bill): 104%

—	Pension-adjusted Net Income: $1.89 billion

For LTIP, our three-year TSR score was in the 100th percentile as measured against the Performance Peer Group identified on page 34 and the 94th percentile as measured against the S&P industrials.

 Compensation Mix

We have a balanced pay for performance compensation structure that places an appropriate level of compensation at risk, based on our financial and non-financial performance measures and relative TSR. The AIP award is determined by our financial performance and is subject to a downward only adjustment for performance against non-financial goals. For NEOs, the value of LTIP RPSR compensation is determined by relative TSR. Achievement of both annual incentive goals and increased shareholder value will result in individual awards commensurate with results; however, if absolute TSR is negative, the maximum RPSR payout is capped at 100%, even if the relative TSR would have resulted in a higher score. The following charts show performance-based compensation elements at target values.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 31

COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

 Compensation Philosophy and Objectives

We provide an attractive, flexible and market-based total compensation program tied to performance and aligned with the interests of our shareholders. Our objective is to recruit and retain the caliber of executives and other key employees capable of achieving top performance and generating value for our shareholders, customers and employees.

Our goal is to lead our industry in sustainable performance, while maintaining strong, enduring values. The targets and thresholds of our AIP are based on the performance of our peers. Our LTIP is based on total shareholder return relative to our Performance Peer Group and the S&P Industrials. For each plan, we have selected metrics that drive shareholder value and measure our performance against our competitors. Our executive compensation and benefit programs are guided by the following principles:

Pay for Performance
— Incentive plans are based on peer-benchmarked performance metrics.

Leadership Retention and Succession
— Compensation is designed to be competitive within our industry and retentive.

— Programs are designed to motivate and reward NEOs for delivering operational and strategic performance over time.

Sustained Performance
— Our AIP includes both financial and non-financial metrics to ensure we are building a strong foundation for long-term sustainability and shareholder value.

Alignment with Shareholder Interests
— Our compensation structure places an appropriate amount of compensation at risk.
— At-risk compensation is based on financial and non-financial performance measures and relative TSR.
— A significant portion of compensation is delivered in equity, the value of which provides alignment with shareholder returns.
— Stock ownership guidelines, holding requirements for equity awards and our recoupment policy further align executive and shareholder interests.

Benchmarking
— Compensation programs and financial objectives are evaluated on an annual basis and are modified in accordance with industry and business conditions.
— We seek to outperform our peers (a group of top global defense companies identified on page 34 of this Proxy Statement we refer to as the “Performance Peer Group”).
— We use a “Target Industry Peer Group” for broader market executive compensation analyses that includes companies based on a peer-of-peers analysis.

Risk Management

—    The Board evaluates the risk profile of the Company’s compensation programs on an ongoing basis, in part to mitigate concerns of executives being overly incentivized to achieve near-term stock price growth.

— Both the Compensation Committee and its independent compensation consultant evaluate the mix of at-risk compensation linked to stock appreciation.

—    The Compensation Committee annually reviews the design of our compensation programs, practices and policies, and together with the independent compensation consultant assesses its risk. Based on the review, the Compensation Committee determined that the risk profile is appropriate and that substantial risk management features are incorporated into our compensation programs.

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COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

 How We Make Compensation Decisions

Role of the Compensation Committee

The Compensation Committee is responsible for overseeing our compensation policies, incentive and equity compensation plans and approving payments or grants under these plans for elected officers (other than the CEO). The Compensation Committee recommends the compensation for our CEO to the independent directors of the Board for approval and approves the compensation for the other NEOs. Among its duties, the Compensation Committee:

—	reviews market data and other input from its independent compensation consultant;

—	reviews and approves incentive goals and objectives (CEO goals and objectives are set by the independent directors);

—	evaluates and approves executive benefit and perquisite programs; and

—	evaluates the competitiveness of each elected officer’s total compensation package.

For more information regarding the composition of the Compensation Committee and its duties and responsibilities, see “Corporate Governance – Committees of the Board of Directors – Compensation Committee.” The Compensation Committee’s charter can be found on the Investor Relations section of our website (www.northropgrumman.com).

Role of the Independent Compensation Consultant

The Compensation Committee retains an independent compensation consultant, Frederic W. Cook & Co. (the Compensation Consultant). The Compensation Consultant reports directly to the Compensation Committee, and the Compensation Committee may replace the Compensation Consultant or hire additional consultants at any time. A representative of the Compensation Consultant regularly attends meetings of the Compensation Committee and communicates with the Compensation Committee Chairperson between meetings; however, the Compensation Committee and the independent directors of the Board make final decisions on the compensation actions for the NEOs. The Compensation Consultant may meet in executive session with the Compensation Committee. Other than the fees paid to the Compensation Consultant pursuant to its engagement by the Compensation Committee for its advice on executive and director compensation, the Compensation Consultant does not receive any fees or income from the Company.

The Compensation Consultant’s role is to provide an independent review of market data and to advise the Compensation Committee on the levels and structure of our executive compensation policies and procedures including compensation matters for NEOs. The Compensation Consultant utilizes aerospace and defense industry market data and conducts an independent review of publicly available data.

The specific roles of the Compensation Consultant include:

—	reviewing our total compensation philosophy, peer groups and target competitive positioning and advising the Compensation Committee;

—	identifying market trends and practices and advising the Compensation Committee on such trends and practices;

—

providing proactive advice to the Compensation Committee on best practices for Board governance of executive compensation, as well as any areas of concern or risk that may exist or be anticipated in the design of our executive compensation programs; and

—	serving as a resource to the Compensation Committee Chairperson on setting agenda items for Compensation Committee meetings and undertaking special projects.

In February 2015, the Compensation Committee determined that there were no relationships between the Compensation Consultant and the Company or any of the Company’s directors or executive officers that raise a conflict of interest.

Role of Management

Our CEO makes compensation-related recommendations for elected officers to the Compensation Committee for its review and approval based on the CEO’s evaluation of each officer’s compensation relative to market and the overall framework, philosophy and objectives for our executive compensation programs set by the Compensation Committee. The CEO does not make any compensation recommendations for himself to the Compensation Committee.

The recommendations for elected officers are based on an assessment of each executive’s performance, skills and industry knowledge, as well as succession and retention considerations. The Chief Human Resources Officer regularly provides tally sheets to the Compensation Committee that summarize the total compensation and benefits for each NEO. These tally sheets are provided to

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COMPENSATION DISCUSSION AND ANALYSIS | KEY PRINCIPLES

the Compensation Committee to ensure that compensation decisions are made within our total compensation framework. The values of nonqualified deferred compensation, outstanding equity awards, health and welfare benefits, pension benefits and perquisites are also included.

Management also provides recommendations to the Compensation Committee regarding executive incentive and benefit plan designs and strategies. These recommendations include financial and non-financial operational goals and criteria for our annual and long-term incentive plans.

 Use of Competitive Data

The Compensation Committee uses a Performance Peer Group, consisting of competitor companies in the aerospace and defense market in the U.S. and Europe, to set annual performance targets and evaluate performance for the purpose of award payments under our incentive plans. In addition, the Compensation Committee uses a Target Industry Peer Group, comprised of 14 companies, to benchmark executive compensation levels and practices.

Performance Peer Group to Set Performance Targets and Evaluate Performance

For purposes of setting targets for our annual and long-term incentive plans, the Compensation Committee uses a Performance Peer Group. TSR performance for LTIP grants vesting in 2014 was benchmarked against the Performance Peer Group identified in the table below. AIP goals for 2014 were established based on an amended Performance Peer Group, updated to comprise the largest global defense companies by government revenues within our market space. The updated Performance Peer Group includes Booz Allen Hamilton (a U.S.-based defense provider of mission and engineering services) and Thales (an international defense provider of electronic systems and services) in place of Airbus Group and SAIC, Inc. TSR performance for LTIP grants vesting after 2015 will be benchmarked against the updated Performance Peer Group.

PERFORMANCE PEER GROUP
Airbus Group*	Finmeccanica	Lockheed Martin Corporation
BAE Systems	General Dynamics Corporation	Raytheon Company
The Boeing Company	L-3 Communications Holdings, Inc.	SAIC, Inc.**
*	Formerly known as EADS.

**	On September 27, 2013, SAIC, Inc. (SAI) spun off its services business into Science Applications International Corporation and renamed the parent company Leidos Holdings, Inc., both publicly traded companies. The legacy SAI publicly traded company no longer exists in its prior form. We combined the two publicly traded components, Science Applications International Corporation and Leidos Holdings, Inc., as a proxy for the legacy company, to calculate an implied SAI TSR for outstanding LTIP grants vesting prior to 2016.

Target Industry Peer Group to Benchmark Executive Compensation Practices

The Compensation Committee compares the compensation of our NEOs against a Target Industry Peer Group of 14 companies, as well as against a subset of the Target Industry Peer Group containing six direct peers. Prior to the beginning of the year, the Compensation Committee sets the Target Industry Peer Group and the subset of direct peers used to benchmark compensation the following year. To identify companies for compensation benchmarking purposes, the Compensation Consultant employed a methodology that considered a company a peer if it met the following criteria:

—	the company was identified as a peer by at least three aerospace and defense peers or proxy advisory services;

—	the company participated in the annual Aon Hewitt executive compensation study; and

—	revenues, total employees and market capitalization of the company were broadly similar to those of the Company.

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While the Target Industry Peer Group is reviewed annually by the Committee’s Compensation Consultant, our goal is to keep it as consistent as possible on a year-over-year basis. The companies that comprise the 2014 Target Industry Peer Group are listed in the following table:

TARGET INDUSTRY PEER GROUP
3M Company	L-3 Communications Holdings, Inc. *
The Boeing Company *	Lockheed Martin Corporation *
Caterpillar, Inc.	Raytheon Company *
Emerson Electric Company	Rockwell Collins, Inc.
General Dynamics Corporation *	SAIC, Inc.**
Honeywell International, Inc. *	Textron, Inc.
Johnson Controls, Inc.	United Technologies Corporation
*	Included in the subset of six direct peers also used for compensation benchmarking.

**	As a result of SAIC, Inc. spinning off its services business, it no longer meets the criteria and will be replaced by Eaton in 2015.

It is the Company’s pay philosophy to provide the CEO a compensation package that comprises competitive elements of base salary and target variable pay relative to the Target Industry Peer Group. In 2014, the CEO’s base salary, target annual incentive and long-term incentive grant each approximated the median. As a result, the CEO’s target total direct compensation also approximated the median of the Target Industry Peer Group.

Another element of the Company’s pay philosophy is to tie a significant portion of the CEO’s pay to performance. As a result, the CEO’s actual compensation may differ from this market median based on the Company’s actual performance.

In determining the base salary and target variable pay elements for the other NEOs, the Compensation Committee does not set any specific benchmark relative to the Target Industry Peer Group; rather, the Compensation Committee considers several factors in determining their compensation, including executive compensation levels and practices of the Target Industry Peer Group, NEO individual experience, growth in job as demonstrated through sustained performance, leadership impact, retention and pay relative to the CEO. Actual annual incentive awards and long-term incentive award opportunities reflect these factors, as well as Company performance.

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Selection of Performance Criteria

Our objective in selecting performance goals for the annual incentive plan and long-term incentive plan is to establish metrics that enhance shareholder value, complement one another in support of strong Company performance, and balance annual and long-term results.

As mentioned, we use the amended Performance Peer Group to establish key 2014 financial goals benchmarked against our industry for purposes of measuring performance.

 Annual Incentive Compensation

Under our shareholder-approved 2002 Incentive Compensation Plan (the Plan), the Compensation Committee approves the annual incentive compensation target payout percentage for each NEO. For the CEO, it is approved by the independent directors. The Compensation Committee applies the process detailed above to set incentive compensation levels for NEOs.

The target incentive award (Target Bonus) represents a percentage of each NEO’s base salary. Following the completion of the fiscal year, the Target Bonus is used by the Compensation Committee, together with its assessment of Company performance against pre-determined performance criteria, to determine the final bonus award amount.

2014 Annual Incentive Plan

For 2014, the Target Bonus for the CEO was 150% of base salary, which was unchanged from 2013. For each of the other NEOs , the 2014 Target Bonus was also unchanged from 2013 and was 100% of base salary.

The final bonus award for each NEO was determined by multiplying the Northrop Grumman Company Performance Factor (CPF) by the Target Bonus. Within the annual incentive formula described below, the CPF can range from 0% to 200%.

Annual incentive formula for 2014:

Base Salary x Target Payout % = Target Bonus

Target Bonus x CPF = Final Bonus Award

The annual incentive payments are designed to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. As a result, the terms of the Plan provide that the maximum potential individual incentive compensation award for a performance year for an officer subject to Section 162(m) shall be limited. Actual payouts for the 2014 performance year were less than the limits set forth under the Plan.

At the end of each year, the CEO conducts an annual performance evaluation for each NEO, other than himself, and then reviews the evaluation with the Compensation Committee. The Compensation Committee reviews Company performance information, as well as the comparison to market data.

The Compensation Committee approves bonus amounts for all NEOs, subject to ratification by the independent members of the Board with respect to the CEO’s bonus. The Compensation Committee has discretion to make adjustments to the annual bonus payout if it determines such adjustment is warranted. For example, in instances where Company performance has been impacted by unforeseen or unusual events (natural disasters, significant acquisitions or divestitures, etc.), the Compensation Committee has exercised its authority to increase the final awards (subject to limitations under Section 162(m) of the Internal Revenue Code). The Compensation Committee has also adjusted payouts downward in the past despite performance targets having been met when it determined that particular circumstances had a negative impact on the Company but were not reflected in the performance calculation. For 2014, no adjustments were made.

2014 Annual Incentive Goals and Results

For the annual incentive plan, we use a mix of financial and non-financial metrics to measure our performance. The following financial metrics were selected for 2014:

—

Pension-adjusted OM Rate: establishes high performance expectations for the Company and is calculated as OM rate (operating margin divided by sales) adjusted for net FAS/CAS pension income or expense. The net FAS/CAS pension adjustment is the difference between pension expense determined in accordance with GAAP under Financial Accounting Standards (FAS) and pension expense allocated to the business segments under U.S. Government Cost Accounting Standards (CAS).

—

Free Cash Flow Conversion Rate: focuses on the quality of net earnings and is calculated as free cash flow provided by operating activities before the after-tax impact of discretionary pension contributions divided by net income from continuing operations.

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—

Awards (Book-to-bill): focuses the Company on maintaining market share and represents the value of total new contracts awarded to the Company during the year, net of backlog adjustments, divided by sales during the year.

—	Pension-adjusted Net Income: reflects an integrated metric for both top and bottom line performance and is calculated as net income adjusted for net FAS/CAS pension income or expense after tax.

In addition to the financial goals, non-financial goals have been established to align our objectives with shareholders, customers and employees. Performance against non-financial metrics can result only in downward adjustment to the financial metric score. The following non-financial metrics were selected:

—	Customer Satisfaction: measured in terms of customer feedback, including customer-generated performance scores, award fees and verbal and written feedback.

—

Quality: measured using program-specific objectives within each of our sectors, including defect rates, process quality, supplier quality, planning quality and other appropriate criteria for program type and phase.

—	Engagement: measured in terms of improvement in overall engagement score (as reported by employees in a company-wide engagement survey).

—	Diversity: measured in terms of improving representation of females and People of Color in mid-level and senior-level management positions with respect to internal and external benchmarks.

—	Safety: measured by Total Case Rate, defined as the number of Occupational Safety & Health Administration recordable injuries as well as by Lost Work Day Rate associated with those injuries.

—	Environmental Sustainability: measured in terms of the reduction, in metric tons per sales, of greenhouse gas emissions, and of solid waste and water utilization.

The Company’s achievement of the four financial metrics are used to determine the CPF value. Performance against the six non-financial goals cannot be used to adjust the CPF upward and can result only in a downward adjustment to the financial metric score if targets are not achieved. For 2014, the Compensation Committee determined that the aggregate performance against the non-financial metrics achieved targets, and, consequently, there was no reduction to the CPF.

Our annual incentive plan provides for payout levels at 0% to 200% of target. The minimum, target and maximum performance levels are derived based on an analysis of the past performance of our Performance Peer Group. Specific values are identified for each metric at selected points in the non-linear range and other values determined by interpolation between these points. No payout is made if performance is below the minimum. No above-target payout is earned unless the Company’s performance exceeds the performance threshold noted in the table below. The maximum 200% payout is based upon the top past performance of the Performance Peer Group. This structure rewards superior performance by aligning above-target payouts to outperforming our peer benchmarks and provides reduced awards for below average performance. Based on Company performance for the four financial metrics shown in the table below, the CPF was 146%.

Metric/Goal	Weighting	Performance Threshold to be Exceeded In Order To Earn Above-Target Payout	2014 Performance
Pension-adjusted OM Rate	35%	9.8%	12.2%
Free Cash Flow Conversion Rate	35%	105%	98%
Awards (Book-to-bill)	15%	100%	104%
Pension-adjusted Net Income	15%	$1.59B	$1.89B

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Decisions for 2014

In February 2015, the Compensation Committee applied the CPF to Mr. Bush’s Target Bonus. Based on the CPF, in February 2015, the Committee recommended, and the independent members of our Board approved, a 2014 annual incentive award of $3,350,700 for Mr. Bush. Based on the CPF, the CEO recommended, and the Compensation Committee approved, the NEOs’ annual incentive awards.

Name	Target Payout % of Salary	Payout Range % of Salary	Actual Payout % of Salary	Actual Payout*
Wesley G. Bush	150%	0% - 300%	219%	$3,350,700
James F. Palmer	100%	0% - 200%	146%	$1,270,000
Gloria A. Flach	100%	0% - 200%	146%	$1,117,000
Linda A. Mills	100%	0% - 200%	146%	$1,153,000
Thomas E. Vice	100%	0% - 200%	146%	$1,117,000
*	Details on the range of bonuses that could have been payable based on 2014 performance are provided in the Grants of Plan-Based Awards table. Actual bonus payouts for 2014 performance are provided here and in the Summary Compensation Table.

 Long-Term Incentive Compensation

2014 Long-Term Incentive Program

In determining the amount of individual long-term incentive awards, the Compensation Committee considers an executive officer’s individual performance during the preceding year, growth in job as demonstrated through sustained performance, leadership impact, retention and pay relative to the CEO, as well as market data for the executive officer’s position based on the Target Industry Peer Group analysis.

In 2014, after determining the award value for the NEOs based on the market data and individual factors as described above, the Compensation Committee granted 70% of the value in the form of RPSRs and 30% in the form of RSRs to provide retention value to ensure sustainability and achievement of business goals over time. The Committee determined that this long-term incentive mix would appropriately motivate and reward the NEOs to achieve our long-term objectives and further reinforce the link between their interests and the interests of our shareholders. The RPSRs are paid following the completion of the 2014-2016 performance period if goals are met. The RSRs vest 100% after three years. Vesting for termination due to death, disability, or retirement is discussed in the Terms of Equity Awards section on page 53. For the 2014 grant, dividends accrue on both RPSR and RSR awards earned and will be paid upon payment of the RPSR or RSR.

The Compensation Committee evaluates RPSR performance requirements each year to ensure they are aligned with our objectives. For the 2014 grant, the Compensation Committee determined that for the NEOs, performance would continue to be measured in terms of relative TSR as it provides the most direct line of sight to shareholder value creation.

TSR is measured by comparing cumulative stock price appreciation with reinvestment of dividends over a three-year period to the Performance Peer Group (50% of award) and to the S&P Industrials (50% of award), which comprises companies within the S&P 500 classified as Industrials, reflecting the range of similar investment alternatives available to our shareholders. To smooth volatility in the market, the TSR calculation is based on the average of the 30 calendar days immediately prior to the start of the performance period and the last 30 calendar days of the performance period. Beginning with 2012 grants, we reduced the maximum payout from 200% to 150% of the original award granted. Shares that are paid out under an RPSR award granted to the executive in 2014 can vary from 0% to 150% of the original RPSR award granted. The maximum payout is capped at 100% if the absolute TSR is negative, even if the relative TSR would have resulted in a higher score. RPSR awards may be paid in shares, cash or a combination of shares and cash; however, we have chosen to pay our awards in shares.

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Recently Completed RPSR Performance Period (2012 – 2014)

In February 2012, when granting RPSRs, the Compensation Committee selected relative TSR as the performance metric for the awards and established the performance criteria in the table below. In February 2015, the Compensation Committee reviewed performance for the January 1, 2012 to December 31, 2014 RPSR performance period.

	Percentile Required to Score
Metric/Goal	Weighting	0%	100%	150%	2014 Actual Performance *
Relative TSR - Performance Peer Group	50%	25th	50th	80th	100th
Relative TSR - S&P Industrials	50%	25th	50th	80th	94th
*	On September 27, 2013, SAIC, Inc. (SAI) spun off its services business into Science Applications International Corporation and renamed the parent company Leidos Holdings, Inc., both publicly traded companies. The legacy SAI publicly traded company no longer exists in its prior form. We combined the two publicly traded companies, Science Applications International Corporation and Leidos Holdings, Inc., as a proxy for the legacy company, to calculate an implied SAI TSR for outstanding LTIP grants awarded in 2012.

Decisions for 2014

Based on 2012 - 2014 TSR performance, we ranked first against the Performance Peer Group and were in the 100th percentile. We were in the 94th percentile of the S&P Industrials. The combined weighted score generated an overall performance score of 150%.

In early 2015, the NEOs received payouts in stock with respect to the performance awards that were granted in February 2012 for the three-year performance period ending December 31, 2014. These awards were paid at 150% of the target number of shares initially awarded.

 Other Benefits

This section describes other benefits the NEOs receive. These benefits are not performance related and are designed to provide a competitive package for purposes of attracting and retaining the executive talent needed to achieve our business objectives. These benefits include retirement benefits, certain perquisites and severance arrangements.

Retirement Benefits

We maintain tax-qualified retirement plans (both defined benefit pension plans and defined contribution savings plans) that cover most of our workforce, including the NEOs. We also maintain nonqualified retirement plans that are available to our NEOs, which are designed to restore benefits that were limited under the tax-qualified plans or to provide supplemental benefits. Compensation, age and years of service factor into the amount of the benefits provided under the plans. Thus, the plans are structured to reward and retain employees of long service and recognize higher performance levels as evidenced by increases in annual pay. Additional information about these retirement plans and the NEO benefits under these plans can be found in the Pension Benefits Table and Nonqualified Deferred Compensation Table.

The Compensation Committee assesses aggregate benefits available to the NEOs and has previously imposed an overall cap, generally limited to no more than 60% of final average pay, on pension benefits for the NEOs (except for small variations due to contractual restrictions under the plans). Mr. Bush voluntarily agreed to reduce his cap to 50% of final average pay. In addition, the defined benefit nonqualified supplemental retirement plans in which our NEOs participate were frozen as to pay and service as of December 31, 2014.

Retiree Medical Arrangement

The Special Officer Retiree Medical Plan (SORMP) was closed to new participants in 2007. NEOs who are vested participants in the SORMP are entitled to retiree medical benefits and life insurance pursuant to the terms of the Plan. A participant becomes vested if he or she has either five years of vesting service as an elected officer or 30 years of total service with the Company and its affiliates. A vested participant can commence SORMP benefits at retirement before age 65 if he or she has attained age 55 and 10 years of service. The estimated cost of the SORMP benefit reflected in the Termination Payment Table is the present value of the estimated cost to provide future benefits using actuarial calculations and assumptions. Ms. Mills, Mr. Vice and Ms. Flach are not eligible for SORMP benefits.

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Perquisites

Our NEOs are eligible for certain limited executive perquisites that include financial planning, income tax preparation, physical exams and personal liability insurance. While almost all other executive perquisites have been eliminated, the Compensation Committee believes the remaining perquisites are common within the competitive market for total compensation packages for executives and are useful in attracting, retaining and motivating talented executives. Perquisites provided to the NEOs in 2014 are detailed in the Summary Compensation Table.

Security Arrangements

Given the nature of our business, we maintain a comprehensive security program. As a component of that program, we provide residential and/or travel protection that we consider necessary to address our security requirements. In selecting the level and form of protection, we and the Board consider both security risks faced by those in our industry in general and security risks specific to our Company and its individuals.

In 2010, we received specific information from Federal law enforcement officials that led us to conclude that there were threats to the Company and its principals. Based on that information and an ongoing dialogue with law enforcement officials, the Board has required that Mr. Bush and certain NEOs receive varying levels of residential and travel protection.

Since we require this protection under a comprehensive security program and it is not designed to provide a personal benefit (other than the intended security), we do not view these security arrangements as compensation to the individuals. We report these security arrangements as perquisites as required under applicable SEC rules. In addition, we would report them as taxable compensation to the individuals if they were not excludable from income as working condition fringe benefits under Internal Revenue Code Section 132.

The Board has determined that the CEO should avoid traveling by commercial aircraft for purposes of security, rapid availability and communications connectivity during travel, and should use Company-provided aircraft for all air travel. If, as a result, the CEO uses Company-provided aircraft for personal travel, the costs of such travel are imputed as income and are subject to the appropriate tax reporting according to Internal Revenue Code regulations.

We regularly review the nature of the threat and associated vulnerabilities with law enforcement and security specialists and will continue to revise our security program as appropriate.

Severance Benefits

We maintain the Severance Plan for Elected and Appointed Officers of Northrop Grumman Corporation (Severance Plan), which is available to our NEOs (other than the CEO) who qualify and are approved to receive such benefits. Mr. Bush is not eligible for any severance plan, program or policy of Northrop Grumman. The purpose of the Severance Plan is to help bridge the gap in an executive’s income and health coverage during a period of unemployment following termination.

We do not maintain any change in control severance plans. In addition, we do not provide excise tax gross-ups for any payments received upon termination after a change in control.

Upon a “qualifying termination” (defined below) the Company will provide severance benefits to eligible NEOs under the Severance Plan. Provided the NEO signs a release, he or she will receive: (i) a lump sum severance benefit equal to one and one-half times annual base salary and target bonus, (ii) a prorated performance bonus, (iii) continued medical and dental coverage for the severance period, (iv) income tax preparation/financial planning fees for the year of termination and the following year and (v) outplacement expenses up to 15% of salary, all subject to management approval. The cost of providing continued medical and dental coverage is based upon current premium costs. The cost of providing income tax preparation and financial planning is capped at $15,000 for the year of termination and $15,000 for the year following termination.

A “qualifying termination” means one of the following:

—	involuntary termination, other than for cause or mandatory retirement; or

—	election to terminate in lieu of accepting a downgrade to a non-officer position (i.e., good reason).

Change in Control Benefits

We do not maintain separate change in control programs or agreements. The only change in control benefits available to the NEOs are those described in the terms and conditions of the 2001 Long-Term Incentive Stock Plan (2001 Plan) and the 2011 Long-Term Incentive Stock Plan (2011 Plan).

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

 Policies and Procedures

Stock Ownership Guidelines

We maintain stock ownership guidelines for our NEOs to further promote alignment of management and shareholder interests. These guidelines require that the CEO and other NEOs own Company stock denominated as a multiple of their annual salaries that can be accumulated over a five-year period from the date of hire or promotion into an elected officer position.

The guidelines are as follows:

Position	Stock Value as a Multiple of Base Salary
Chairman, CEO and President	7x base salary
NEOs	3x base salary

Shares that satisfy the stock ownership guidelines include:

—	Company stock owned outright;

—	RSRs, whether or not vested; and

—	the value of shares held in the Northrop Grumman Savings Plan or Northrop Grumman Financial Security and Savings Program.

Stock options and unvested RPSRs are not included in calculating ownership until they are converted to actual shares owned.

The Compensation Committee reviews compliance with our stock ownership guidelines on an annual basis. As of December 31, 2014, the CEO and other NEOs were in compliance with the ownership guidelines. The Compensation Committee continues to monitor compliance and will conduct a full review again in 2015.

Stock Holding Requirements

We have a holding period requirement for payouts from long-term incentive grants, further emphasizing the importance of sustainable performance and appropriate risk-management behaviors. Under this policy, NEOs are required to hold, for a period of three years, 50% of their net after-tax shares received from RSR vestings, RPSR payments and stock option exercises. These restrictions will generally continue following termination and retirement; however, shares acquired from option exercises or RPSR payments following termination or retirement occurring more than one year after separation from the Company will not be subject to the holding requirement.

Anti-Hedging and Pledging Policy

Company policy prohibits our NEOs and other elected officers from engaging in hedging transactions with respect to Company stock or pledging Company stock.

Recoupment Policy

During 2014, the Board revised the Company’s recoupment policy to expand the circumstances under which, and the employees from whom, the Company may recoup incentive compensation and also to provide for certain disclosure in the event of recoupment, consistent with SEC and other legal requirements. The policy applies to a three-year look back of performance-based short or long-term, cash or equity incentive payments. The policy provides that:

—

the Board has discretion to recoup incentive compensation paid to an elected officer in the event of a restatement or if an elected officer engages in illegal conduct that causes significant financial or reputational harm to the Company;

—

the Board has discretion to recoup incentive compensation paid to the elected officer in the event the elected officer fails to report such misconduct of another, or is grossly negligent in fulfilling his or her supervisory responsibilities to prevent such misconduct; and

—	the Chief Executive Officer has discretion to recoup under similar circumstances incentive compensation provided to non-elected officers or other employees.

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COMPENSATION DISCUSSION AND ANALYSIS | KEY COMPONENTS OF OUR PROGRAMS

Risk Management

The Compensation Committee annually reviews the design of our compensation program and together with the independent compensation consultant assesses its risk. Based on the independent compensation consultant and the Compensation Committee’s review of our compensation programs, practices, and policies, the Compensation Committee determined that the risk profile is appropriate and substantial risk management features are incorporated into our compensation program, including:

—	overlapping three-year cliff vested LTIP grants that are tied to multiple performance periods and encourage focus on sustainable and continual performance improvement;

—	capped annual and performance-based long-term incentive payouts;

—

three-year holding periods for long-term incentive grants and ownership guidelines that emphasize the importance of sustainable performance and encourage management behaviors aligned with the long-term interests of shareholders; and

—	policies that allow for recoupment of short and long-term incentive payments and prohibit NEOs and other elected officers from engaging in hedging transactions or pledging Company stock.

Grant Date for Equity Awards

Annual grant cycles for equity awards occur in February at the same time as salary increases and annual incentive grants. This timing allows the Compensation Committee to make decisions on three compensation components at the same time, utilizing a total compensation philosophy. The Compensation Committee reviews and approves annual long-term incentive grants during its scheduled meeting, which occurs following announcement of our year-end financial results. Equity grants may also be granted on an interim basis throughout the year for special situations, such as new executive hires, promotions, or retention.

Tax Deductibility of Pay

Section 162(m) of the Internal Revenue Code generally limits the annual tax deduction to $1 million per person for compensation paid to the Company’s CEO and the next three highest-paid NEOs (other than the CFO). Qualifying performance-based compensation is not subject to the deduction limit. The Company’s annual incentive payments and equity-based incentive compensation are generally designed to qualify as performance-based compensation under this definition and to be fully deductible. Our RSR grants are not considered performance-based under Section 162(m) and, as such, may not be deductible.

Since the CEO’s salary in 2014 was above the $1,000,000 threshold, a portion of his salary and his perquisites are not deductible by the Company.

Say-on-Pay

Our shareholders are asked to approve on an annual, advisory basis, the compensation paid to our NEOs. We regularly engage with our shareholders to understand their concerns regarding executive compensation. Our shareholders expressed a preference for full-value shares as they are less dilutive and provide stronger alignment with shareholder interests. In 2012, as a result of feedback from our shareholders, the Compensation Committee eliminated the use of stock options and approved a mix of LTIP awards to NEOs composed of 70% RPSRs and 30% RSRs.

42 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

COMPENSATION TABLES | SUMMARY COMPENSATION TABLE

2014 Summary Compensation Table

Name & Principal Position	Year	Salary (1) ($)	Bonus ($)		Stock Awards (2) ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation (3) ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings (4) ($)	All Other Compensation (5) ($)	Total ($)

Wesley G. Bush	2014	1,524,231		0	9,000,007		0	3,350,700	6,890,754	1,030,011	21,795,703
Chairman, Chief Executive Officer and President	2013	1,500,023		0	8,000,025		0	3,240,000	4,372,961	1,543,403	18,656,412
	2012	1,500,120		0	8,000,011		0	4,117,500	8,939,532	1,902,181	24,459,344

James F. Palmer	2014	866,154		0	3,500,061		0	1,270,000	2,390,103	197,798	8,224,116
Corporate Vice President and Chief Financial Officer	2013	850,016		0	5,499,964		0	1,224,000	1,210,323	182,137	8,966,440
	2012	850,081		0	3,500,023		0	1,560,000	1,707,827	183,098	7,801,029

Gloria A. Flach (6)	2014	762,115		0	3,500,061		0	1,117,000	6,457,588	33,951	11,870,715
Corporate Vice President and President, Electronic Systems	2013	738,462		0	3,499,980		0	1,080,000	2,819,117	88,309	8,225,868

Linda A. Mills	2014	787,116		0	3,500,061		0	1,153,000	3,667,442	123,101	9,230,720
Corporate Vice President, Operations	2013	775,010		0	3,499,980		0	1,116,000	1,963,264	145,064	7,499,318
	2012	775,050		0	4,000,009		0	1,420,000	3,321,233	138,917	9,655,209

Thomas E. Vice (6)	2014	762,115		0	3,500,061		0	1,117,000	3,616,917	160,478	9,156,571
Corporate Vice President and President, Aerospace Systems	2013	742,308		0	3,499,980		0	1,080,000	1,501,337	397,053	7,220,678

(1)	This column includes amounts that were deferred under the qualified savings and nonqualified deferred compensation plans.

(2)	The dollar value shown in this column is equal to the total grant date fair value of RPSRs and RSRs granted during the periods presented. The Company did not grant stock options in 2014. For assumptions used in calculating the grant date fair value, see the discussion in Note 13 of the Company’s 2014 Form 10-K, adjusted to exclude forfeitures.

(3)	These amounts were paid pursuant to the Company’s annual incentive plan. This column includes amounts that were deferred under the qualified savings and nonqualified deferred compensation plans.

(4)	The amounts in this column relate solely to the increased present value of the executive’s pension plan benefits using mandatory SEC assumptions (see the descriptions of these plans under the Pension Benefits table). There were no above-market earnings in the nonqualified deferred compensation plans (see the descriptions of these plans under the Nonqualified Deferred Compensation table). The amount accrued in each year differs from the amount accrued in prior years due to an increase in age, service and final average pay (salary and bonus). The change in pension value is also highly sensitive to changes in the interest rate used to determine the present value of the payments to be made over the life of the executive. As an example, of the $6,890,754 change in pension value in 2014 for Mr. Bush, approximately $4,000,000 was due to lower discount rates used in 2014.

(5)	All Other Compensation amounts include, as applicable, (a) the value of perquisites and personal benefits and (b) the amount of Company contributions to defined contribution plans (the Northrop Grumman Savings Plan and the Savings Excess Plan).

Perquisites and Personal Benefits - Perquisites and other personal benefits provided to certain NEOs include security, travel-related perquisites, including use of Company aircraft or ground transportation services for personal travel and travel and incidental expenses for family members accompanying the NEO while on travel, financial planning/income tax preparation services, insurance premiums paid by the Company on the NEO’s behalf and other nominal perquisites or personal benefits (including executive physicals and commemorative gifts).

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 43

COMPENSATION TABLES | SUMMARY COMPENSATION TABLE

The cost of any category of the listed perquisites and personal benefits did not exceed the greater of $25,000 or 10% of total perquisites and personal benefits for any NEO in 2014, except for the following: (i) for Mr. Bush, costs attributable to security protection ($781,433), which includes personal travel on Company aircraft consistent with the Company’s security program ($190,590), (ii) for Mr. Palmer, costs attributable to personal travel on Company aircraft ($61,525), and (iii) for Mr. Vice, costs attributable to financial planning/income tax preparation in 2013 and 2014 ($29,999). The amount of security costs reported for Mr. Bush has been reduced by $41,105, which reflects the portion for the security perquisite that Mr. Bush reimbursed to the Company related to personal travel on the corporate aircraft by him and his family members.

We determine the incremental cost for perquisites and personal benefits based on the actual costs or charges incurred by the Company for the benefits. The Company calculates the value of personal use of Company aircraft based on the incremental cost of each element. Fixed costs that would be incurred in any event to operate Company aircraft (e.g., aircraft purchase costs, maintenance not related to personal trips and flight crew salaries) are not included. As discussed above under “Security Arrangements,” the Company provides NEOs with certain residential and personal security protection due to the nature of our business and security threat information. The amounts reflected in the “All Other Compensation” column include expenses for certain residential and personal security that are treated as perquisites under relevant SEC guidance, even though the need for such expenses arises from the risks attendant with their positions with the Company. The Company calculates the cost of travel security coverage based on the hourly rates and overhead fees charged directly to the Company by the firms providing security personnel. If Company security personnel are used, their hourly rates are used to calculate the cost of coverage.

Contributions to Plans - In 2014, we made the following contributions to Northrop Grumman defined contribution plans (the Northrop Grumman Savings Plan and Savings Excess Plan): Mr. Bush $190,569, Mr. Palmer $83,580, Ms. Flach $10,367, Ms. Mills $76,063, and Mr. Vice $75,275.

(6)	Ms. Flach and Mr. Vice were not named executive officers for 2012; therefore, data for this year is not applicable.

44 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

COMPENSATION TABLES | GRANTS OF PLAN-BASED AWARDS TABLE

2014 Grants of Plan-Based Awards

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)(3)			All Other Stock Awards: Number of Shares of Stock or Units (4) (#)	All Other Option Awards: Number of Securities Underlying Options (2) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (2)(5)
Name	Grant Type	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Wesley G. Bush	Incentive Plan		0	2,295,000	4,590,000
	RPSR	2/19/2014				0	54,387	81,581				6,299,953
	RSR	2/19/2014							22,680			2,700,054
James F. Palmer	Incentive Plan		0	870,000	1,740,000
	RPSR	2/19/2014				0	21,151	31,727				2,450,040
	RSR	2/19/2014							8,820			1,050,021
Gloria A. Flach	Incentive Plan		0	765,000	1,530,000
	RPSR	2/19/2014				0	21,151	31,727				2,450,040
	RSR	2/19/2014							8,820			1,050,021
Linda A. Mills	Incentive Plan		0	790,000	1,580,000
	RPSR	2/19/2014				0	21,151	31,727				2,450,040
	RSR	2/19/2014							8,820			1,050,021
Thomas E. Vice	Incentive Plan		0	765,000	1,530,000
	RPSR	2/19/2014				0	21,151	31,727				2,450,040
	RSR	2/19/2014							8,820			1,050,021

(1)	Amounts in these columns show the range of payouts that were possible under the Company’s annual incentive plan. The actual bonuses are shown in the Summary Compensation Table column entitled “Non-Equity Incentive Plan Compensation.”

(2)	The Company did not grant stock options in 2014.

(3)	These amounts relate to RPSRs granted in 2014 under the 2011 Plan. Each RPSR represents the right to receive a share of the Company’s common stock upon vesting of the RPSR. The RPSRs are earned based on relative TSR over a three-year performance period commencing January 1, 2014 and ending December 31, 2016. The payout will occur in early 2017 and will range from 0% to 150% of the rights awarded. Earned RPSRs may be paid in shares, cash or a combination of shares and cash. An executive must remain employed through the performance period to earn an award, although pro-rata vesting results if employment terminates earlier due to early retirement, death or disability. The award will fully vest if the executive terminates due to normal retirement. Dividends accrue on RPSR awards earned and will be paid upon payment of the RPSR. See the Severance Program section for treatment of RPSRs in these situations and upon a change in control.

(4)	These amounts relate to RSRs granted in 2014 under the 2011 Plan. Each RSR represents the right to receive a share of the Company’s common stock upon vesting of the RSR. An executive must remain employed through the vesting period to earn an award, although full vesting results from death, disability, qualifying termination or mandatory retirement. The award is prorated if the executive terminates due to early retirement. Earned RSRs may be paid in shares, cash or a combination of shares and cash. Dividends accrue on RSR awards earned and will be paid upon payment of the RSR. See the Severance Program section for treatment of RSRs in these situations and upon a change in control.

(5)	For assumptions used in calculating the grant date fair value per share, see the discussion in Note 13 of the Company’s 2014 Form 10-K, adjusted to exclude forfeitures.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 45

COMPENSATION TABLES | OUTSTANDING EQUITY AWARDS TABLE

Outstanding Equity Awards at 2014 Fiscal Year End

	Option Awards						Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Grant Date	Option Exercise Price ($)	Options Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#) (2)	Market Value of Shares or Units of Stock that Have Not Vested ($) (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that Have Not Vested (#) (4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested ($) (3)

Wesley G. Bush	0	0	0	2/19/2014			22,680	3,342,805	54,387	8,016,100
	0	0	0	2/20/2013			36,342	5,356,447	100,411	14,799,577
	0	0	0	2/15/2012			40,235	5,930,237	102,546	15,114,255
	0	0	0	2/15/2011			67,415	9,936,297	0	0
James F. Palmer	0	0	0	2/19/2014			8,820	1,299,980	21,151	3,117,446
	0	0	0	9/17/2013			20,253	2,985,090	0	0
	0	0	0	2/20/2013			15,899	2,343,354	43,930	6,474,843
	0	0	0	2/15/2012			17,603	2,594,506	44,864	6,612,505
	0	0	0	2/15/2011			16,853	2,483,964	0	0

Gloria A. Flach	0	0	0	2/19/2014			8,820	1,299,980	21,151	3,117,446
	0	0	0	2/20/2013			15,899	2,343,354	43,930	6,474,843
	0	0	0	7/19/2012			15,356	2,263,321	0	0
	0	0	0	2/15/2012			7,544	1,111,910	19,227	2,833,868
	34,424	0	0	2/15/2011	63.22	2/15/2018	8,089	1,192,238	0	0
	29,832	0	0	2/16/2010	54.46	2/16/2017	0	0	0	0
Linda A. Mills	0	0	0	2/19/2014			8,820	1,299,980	21,151	3,117,446
	0	0	0	2/20/2013			15,899	2,343,354	43,930	6,474,843
	0	0	0	12/18/2012			7,298	1,075,652	0	0
	0	0	0	2/15/2012			17,603	2,594,506	44,864	6,612,505
	32,544	0	0	2/15/2011	63.22	2/15/2018	15,168	2,235,612	0	0

Thomas E. Vice	0	0	0	2/19/2014			8,820	1,299,980	21,151	3,117,446
	0	0	0	2/20/2013			15,899	2,343,354	43,930	6,474,843
	0	0	0	7/19/2012			7,678	1,131,660	0	0
	0	0	0	2/15/2012			12,070	1,778,997	30,764	4,534,306
	14,344	0	0	2/15/2011	63.22	2/15/2018	20,222	2,980,521	0	0

(1)	The Company has not granted stock options since 2011 and all outstanding stock option grants are vested.

(2)	Outstanding RSRs vest as follows: RSRs granted in 2011 will fully vest four years from date of grant. RSRs granted in 2012 through 2014 will fully vest three years from date of grant. Mr. Palmer’s outstanding retention grant of 20,253 shares vests on March 1, 2015.

(3)	The value listed is based on the closing price of the Company’s stock of $147.39 on December 31, 2014, the last trading day of the year.

(4)	The 2014 RPSR award for each NEO vests based on performance for the three-year performance period ending on December 31, 2016. The 2013 RPSR award vests based on performance for the three-year performance period ending on December 31, 2015. The 2012 RPSR award vested based on performance for the three-year performance period ended on December 31, 2014. In each case, settlement of the award is subject to certification by the Compensation Committee.

46 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

COMPENSATION TABLES | OPTION EXERCISES AND STOCK VESTED TABLE

2014 Option Exercises and Stock Vested

	Option Awards (1)		Stock Awards (1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Wesley G. Bush	95,621	5,480,996	107,189	12,760,952
James F. Palmer	165,438	10,861,570	72,734	8,715,519
Gloria A. Flach	36,980	3,123,570	12,861	1,531,163
Linda A. Mills	213,073	15,361,933	24,117	2,871,143
Thomas E. Vice	—	—	16,076	1,913,906

(1)	Number of shares and amounts reflected in the table are reported on an aggregate basis and do not reflect shares that were sold or withheld to pay withholding taxes and/or the option exercise price.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 47

COMPENSATION TABLES | PENSION BENEFITS

 2014 Pension Benefits

The following table provides information about the pension plans in which the NEOs participate (described in more detail on the following pages), including the present value of each NEO’s accumulated benefits as of December 31, 2014. Our policy generally limits an executive’s total benefit under these plans to be no more than 60% of final average pay. Mr. Bush has voluntarily elected to limit his OSERP benefit to no more than 50% of final average pay.

Name	Plan Name	Number of Years Credited (1) Service (#)	Present Value of Accumulated Benefit (2) ($)	Payments During Last Fiscal Year ($)
Wesley G. Bush	Pension Plan	12.00	621,294
	S&MS Pension Plan	15.67	622,273
	ERISA 2	12.00	11,550,452
	SRIP	15.67	11,931,507
	OSERP	27.67	8,870,123
James F. Palmer	Pension Plan	7.83	273,892
	ERISA 2	7.83	1,831,281
	CPC SERP	7.83	5,566,600
	SRRP	N/A	1,747,236	103,584
Gloria A. Flach	Pension Plan	33.39	1,078,225
	ERISA 2	11.50	1,211,381
	OSERP	33.42	10,174,976
	ESEPP	33.39	5,851,217
Linda A. Mills	S&MS Pension Plan	35.58	1,739,403
	SRIP	35.58	11,736,204
	CPC SERP	6.92	3,899,277
Thomas E. Vice	Pension Plan	28.17	1,643,479
	ERISA 2	28.17	9,600,008
	OSERP	28.00	456,794

(1)	Mr. Bush’s credited service under four of the plans is less than his actual service of 27.67 years. This is due to his transfer between the plans based on Company acquisitions.

Ms. Flach’s credited service under each plan is less than her actual service of 34.58 years due to a period of employment before plan eligibility commenced.

Ms. Mills’s credited service under the CPC SERP is less than her actual service of 35.58 years. She only receives credited service for purposes of the CPC SERP while she is a CPC member.

(2)	Amounts are calculated using the following assumptions:

—	The NEO retires on the earliest date he/she could receive an unreduced benefit under each plan;

—	The form of payment is a single life annuity; and

—

The discount rate is 4.10% for the Pension Plan, 4.19% for the S&MS Pension Plan and 4.12% for all others; the mortality table is the RP-2014 annuitant mortality table with an adjusted version of Scale MP-2014 (the same assumptions used for the Company’s financial statements).

—

The value of accumulated benefits for Ms. Flach, in accordance with SEC guidance, includes an overlap of benefits in the OSERP and the EPP which has the effect of overvaluing her benefits. Based on the OSERP rules, the assumed retirement age for Ms. Flach is her age at December 31, 2014. At this age, her EPP benefit is zero, thereby increasing the OSERP benefit. The assumed retirement age for the remaining plans is age 60. Under this assumption, the EPP and the OSERP are both payable. In reality, Ms. Flach will retire under only one retirement age. If we were to provide pension table results under a single retirement date assumption of December 31, 2014, her total number annuity would be $731,185, the present value of which is $12,487,780. This represents a more accurate value of her total benefit rather than the total amount of $18,315,799 shown above.

48 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

COMPENSATION TABLES | PENSION BENEFITS

 Pension Plans and Descriptions

Most of the plans were closed to new hires in 2008. In addition, effective as of December 31, 2014, all final average pay formulas were frozen. Service for final average pay formulas under the ERISA 2, Pension Plan, S&MS Pension Plan and SRIP was frozen as of 2009 or earlier. Service for the CPC SERP, OSERP and ESPP was frozen as of December 31, 2014. Instead, the NEOs began participating, effective January 1, 2015, in a deferred compensation Plan, called the Officers Retirement Account Contribution Plan, along with other Company officers.

The pension plans in which NEOs participate are listed below in alphabetical order.

—	CPC SERP is the Corporate Policy Council (CPC) Supplemental Executive Retirement Program. This plan provides a supplemental pension benefit for certain CPC members.

—	ERISA 2 is the ERISA Supplemental Program 2. This plan makes participants whole for benefits they lose under the Pension Plan due to certain Internal Revenue Code limits.

—	ESEPP is the Northrop Grumman Electronic Systems Executive Pension Plan. This plan provides a supplemental pension benefit for certain ES Sector executives.

—	OSERP is the Officers Supplemental Executive Retirement Program. This plan provides a supplemental pension benefit for certain Company officers.

—	Pension Plan is the Northrop Grumman Pension Plan. This is a tax qualified pension plan covering a broad base of Company employees.

—	S&MS Pension Plan is the Northrop Grumman Space & Mission Systems Salaried Pension Plan (former TRW plan). This is a tax qualified pension plan covering a broad base of Company employees.

—

SRIP is the Northrop Grumman Supplementary Retirement Income Plan (former TRW plan). This plan makes participants whole for benefits they lose under the S&MS Pension Plan due to certain Internal Revenue Code limits.

—	SRRP is the Supplemental Retirement Replacement Plan. This frozen plan replaced benefits Mr. Palmer forfeited as a result of his commencing employment with the Company.

 Pension Plan and S&MS Pension Plan (Tax Qualified Plans)

Due to acquisitions, the Company acquired various pension plans with different types of pension formulas. These are described in detail in the Heritage Formulas table that follows. Prior to 2005, the Company transitioned the various Heritage Formulas in these plans to a single formula: a Cash Balance formula. The Cash Balance formula is a percentage of pay credited to a hypothetical account, which grows with interest. At retirement, the Cash Balance Account is converted to a monthly pension benefit (further information is included in the Cash Balance Formula section below). Except as provided below, the final benefit from each plan is the sum of the two formulas: the Heritage Formula benefit plus the Cash Balance Formula benefit.

The following explains the formulas applicable to each NEO:

—	Mr. Bush and Mr. Vice receive a benefit under a Heritage Formula and a Cash Balance Formula in the Northrop Grumman Retirement Plan, a subplan of the Pension Plan (NGR Subplan).

—

Mr. Bush also receives a frozen benefit under a Heritage Formula in the S&MS Pension Plan due to his TRW-related service. He ceased to be eligible for future service growth under this plan and SRIP when he began participating in the NGR Subplan.

—	Due to his date of hire, Mr. Palmer does not receive a benefit under a Heritage Formula; he only receives a benefit under a Cash Balance Formula in the Pension Plan.

—	Ms. Flach receives a benefit under a Heritage Formula and a Cash Balance Formula in the Northrop Grumman Electronic Systems Pension Plan, a subplan of the Pension Plan (ES Subplan).

—	Ms. Mills receives a benefit under a Heritage Formula and a Cash Balance Formula in the S&MS Pension Plan.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 49

COMPENSATION TABLES | PENSION BENEFITS

 Heritage Formulas

The following table summarizes the key features of the Heritage Formulas applicable to the eligible NEOs.

Feature	NGR Subplan	ES Subplan	S&MS Pension Plan
Benefit Formula	Final Average Pay x 1.6667% times Pre-July 1, 2003 service	Eligible Pay since 1995 x 2% plus the prior Westinghouse Pension Plan benefit	(Final Average Pay x 1.5% minus Covered Compensation x 0.4%) times Pre- January 1, 2005 service
Final Average Pay	Average of highest 3 years of Eligible Pay	Not applicable	Average of the highest 5 consecutive years of Eligible Pay; Covered Compensation is specified by the IRS
Eligible Pay (limited by Internal Revenue Code section 401(a)(17))	Salary plus bonus	Salary plus bonus (50% of bonus through 2001)	Salary plus bonus
Normal Retirement	Age 65	Age 65	Age 65
Early Retirement	Age 55 with 10 years of service	Age 58 with 30 years of service or age 60 with 10 years of service	Age 55 with 10 years of service
Early Retirement Reduction (for retirements occurring between Early Retirement and Normal Retirement)	Benefits are reduced for commencement prior to the earlier of age 65 and 85 points (age + service)	Benefits are reduced for commencement prior to age 60	Benefits are reduced for commencement prior to age 60

Cash Balance Formula

The Cash Balance Formula is a hypothetical account balance consisting of pay credits plus interest. It has the following features:

—	Pay credits are a percentage of pay that vary based on an employee’s “points” (age plus service). The range of percentages applicable to the NEOs on December 31, 2014 was 6.5% – 9.0%.

—	Interest is credited at the 30-year U.S. Treasury bond rate. The December 31, 2014 interest credit rate was 3.20%.

—	Eligible pay is salary plus bonus, as limited by Internal Revenue Code section 401(a)(17).

—	Eligibility for early retirement occurs at age 55 with 10 years of service. Benefits may be reduced if commenced prior to Normal Retirement Age (65).

 ERISA 2, SRIP and SRRP (Nonqualified Restoration Plans)

ERISA 2 and SRIP are nonqualified plans that restore benefits provided for under the Pension Plan and S&MS Pension Plan, respectively, but for the limits on eligible pay imposed by Internal Revenue Code section 401(a)(17) and the overall benefit limitation of Internal Revenue Code section 415. Benefits and features in these restoration plans otherwise are generally the same as described above for the underlying tax qualified plan.

SRRP entitles Mr. Palmer to an annuity equal to the amount that would have been paid to him under his former employer’s supplemental retirement plan but for his employment with the Company.

50 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

COMPENSATION TABLES | PENSION BENEFITS

 CPC SERP, OSERP and ESEPP (Nonqualified Supplemental Executive Retirement Plans)

These plans provide pension benefits that supplement the tax qualified pension plans. They were closed to new hires several years ago. In addition, pay and service under these plans was frozen as of December 31, 2014.

The following chart highlights the key features of these plans applicable to eligible NEOs.

Feature	CPC SERP	OSERP	ESEPP
Benefit Formula

Greater of CPC Formula and OSERP Formula

CPC Formula is:

Final Average Pay times 3.3334% for each year that the NEO has served on the CPC up to 10 years, 1.5% for each subsequent year up to 20 years and 1% for each additional year over 20

		Final Average Pay times 2% for each year of service up to 10 years, 1.5% for each subsequent year up to 20 years, and 1% for each additional year over 20 and less than 45	Final Average Pay times 1.47% for each year that the NEO made maximum contributions to the ES Subplan
Final Average Pay	Average of highest 3 years of Eligible Pay	Average of highest 3 years of Eligible Pay	Average of highest 5 years of Eligible Pay
Eligible Pay	Salary and bonus (including amounts above Internal Revenue Code limits and amounts deferred)	Salary and bonus (including amounts above Internal Revenue Code limits and amounts deferred)	Salary and bonus averaged separately (including amounts above Internal Revenue Code limits and amounts deferred)
Normal Retirement	Age 65	Age 65	Age 65
Early Retirement	Age 55 with 10 years of service	Age 55 with 10 years of service	Age 58 with 30 years of service or Age 60 with 10 years of service
Early Retirement Reduction	Benefits are reduced for commencement prior to the earlier of age 65 or 85 points (age + service)	Benefits are reduced for commencement prior to the earlier of age 65 or 85 points (age + service)	Benefits are reduced for commencement prior to age 60
Reductions From Other Plans	Reduced by any other Company pension benefits accrued during period of CPC service	Reduced by any other Company pension benefits	Reduced by ES Subplan and ERISA 2 benefits

 Information on Executives Eligible to Retire

The following NEOs were eligible to retire as of December 31, 2014 under the plans specified below:

—	If Mr. Palmer had retired on December 31, 2014, he would have been eligible to receive estimated annual Pension Plan, ERISA 2 and CPC SERP benefits totaling $574,475.

—	If Ms. Flach had retired on December 31, 2014, she would have been eligible to receive estimated annual Pension Plan, ERISA 2 and OSERP benefits totaling $731,185.

—	If Ms. Mills had retired on December 31, 2014, she would have been eligible to receive estimated annual S&MS Pension Plan, SRIP and CPC SERP benefits totaling $1,213,686.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 51

COMPENSATION TABLES | NONQUALIFIED DEFERRED COMPENSATION

2014 Nonqualified Deferred Compensation

Name	Plan Name	Executive Contributions in Last FY (1) ($)	Registrant Contributions in Last FY (2) ($)	Aggregate Earnings in Last FY (3) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE (4) ($)
Wesley G. Bush	Deferred Compensation	0	0	136,745	0	2,426,935
	Savings Excess	360,338	180,169	424,817	0	6,649,892
James F. Palmer	Deferred Compensation	0	0	59,801	0	910,612
	Savings Excess	183,015	73,580	176,207	0	3,909,125
Gloria A. Flach	Deferred Compensation	0	0	37,993	0	917,093
	Savings Excess	0	783	17,646	0	586,220
Linda A. Mills	Deferred Compensation	0	0	84,126	0	1,449,132
	Savings Excess	328,623	68,132	145,513	0	4,148,422
Thomas E. Vice	Deferred Compensation	0	0	0	0	0
	Savings Excess	553,740	65,691	163,536	0	2,598,519

(1)	NEO contributions in this column are also included in the 2014 Summary Compensation Table, under the columns entitled “Salary” and “Non-Equity Incentive Plan Compensation.”

(2)	Company contributions in this column are included in the 2014 Summary Compensation Table, under the column entitled “All Other Compensation.”

(3)	Aggregate earnings in the last fiscal year are not included in the 2014 Summary Compensation Table, because they are not above market or preferential.

(4)	NEO and Company contributions in this column may include balances for merged plans. Employee contributions by Messrs. Bush and Palmer and Ms. Mills for the years ended December 31, 2014, 2013 and 2012, collectively, and employee contributions by Ms. Flach and Mr. Vice for the years ended December 31, 2014 and 2013, collectively, previously reported as compensation in the Summary Compensation tables, were as follows:

—	Mr. Bush’s Savings Excess Plan (SEP) account includes $1,211,550 in employee contributions for those years.

—	Mr. Palmer’s SEP account includes $583,525 in employee contributions for those years.

—	Ms. Flach’s SEP account includes $262,692 in employee contributions for those years.

—	Ms. Mills’ SEP account includes $1,302,893 in employee contributions for those years.

—	Mr. Vice’s SEP account includes $1,077,798 in employee contributions for those years.

Because Ms. Flach and Mr. Vice were not NEOs for the year ended December 31, 2012, employee contribution data for this year is not presented.

Deferred Compensation Plans and Descriptions

The deferred compensation plans in which the NEOs participate are listed below in alphabetical order:

—

Deferred Compensation Plan is the Northrop Grumman Deferred Compensation Plan. This plan was closed to future contributions at the end of 2010. Before 2011, eligible executives were allowed to defer a portion of their salary and bonus. No Company contributions were made to the plan.

—

Savings Excess Plan or SEP is the Northrop Grumman Savings Excess Plan. This plan allows the NEOs to defer up to 50% (75% before 2015) of their salary and bonus beyond the compensation limits of the tax qualified plans and receive a Company matching contribution of up to 4%.

52 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

TERMINATION PAYMENTS AND BENEFITS | TERMINATION PAYMENT TABLE

Terms of Equity Awards

The terms of equity awards granted to the NEOs under the 2001 Plan and the 2011 Plan provide for accelerated vesting if an NEO’s employment terminates for certain reasons.

For stock options, all outstanding stock option grants are vested. For a termination due to death, disability, or retirement, options are exercisable until the original expiration date.

For RPSRs, accelerated vesting of a prorated portion of each award results from a termination due to death, disability, or retirement (after age 55 with 10 years of service or mandatory retirement at age 65). Starting with the 2013 grant, full vesting occurs for a termination due to normal retirement at age 65 (with 10 years of service) or upon mandatory retirement at age 65.

For RSRs, full vesting occurs for a termination due to death or disability or mandatory retirement at age 65, and prorated vesting for early retirement (age 55 with 10 years of service). For certain retention grants of RSRs, no vesting occurs upon termination due to early or mandatory retirement. Such retention grants were awarded to Mr. Palmer in 2013, Ms. Flach in 2012, and Mr. Vice in 2011 and 2012.

Possible Accelerated Equity Vesting Due to Change in Control

The terms of equity awards to the NEOs under the 2001 Plan and the 2011 Plan provide for possible accelerated vesting of stock options, RSRs, and RPSRs when the Company is involved in certain types of change in control events, which are more fully described in such plans (e.g., certain business combinations after which the Company is not the surviving entity and the surviving entity does not assume the awards). Possible acceleration would occur with respect to options, RSRs and RPSRs in certain change in control events that result in a termination of the NEO (other than for cause) within the specified period (double trigger). The acceleration of awards requires this double trigger, unless an acquiring company fails to assume the awards. In February 2013, the award terms were amended to provide that acceleration will not occur to the extent that it would result in an excise tax that decreases the after-tax value of the awards to an NEO.

In cases where acceleration occurs under these limited change in control provisions, vested stock options that are not exercised prior to one of these changes in control may be settled in cash and terminated. Payments for RPSRs and RSRs made upon one of these change in control events will be in full.

For purposes of estimating the payments due under RPSRs below, Company performance is assumed to be at target levels through the close of each three-year performance period.

The table below provides the estimated value of accelerated equity vesting and/or payments if such a change in control had occurred on December 31, 2014. The value of the accelerated vesting was computed using only the closing market price of the Company’s common stock on December 31, 2014 ($147.39), with no consideration of an earnout percentage as previously described. The value for unvested RSRs and RPSRs is computed by multiplying $147.39 by the number of unvested shares that would vest.

	RSRs	RPSRs
Name	Acceleration of Vesting ($)	Acceleration of Vesting ($)	Total ($)
Wesley G. Bush	24,565,786	22,815,677	47,381,463
James F. Palmer (1)	11,706,893	9,592,289	21,299,182
Gloria A. Flach	8,210,802	9,592,289	17,803,091
Linda A. Mills	9,549,103	9,592,289	19,141,392
Thomas E. Vice	9,534,512	9,592,289	19,126,801

(1) Under the terms of his offer letter, Mr. Palmer would also receive a lump-sum payment of approximately $1,659,700 for the present value of his monthly benefit under the Supplemental Retirement Replacement Plan.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 53

TERMINATION PAYMENTS AND BENEFITS | SEVERANCE PROGRAM

Termination Payments and Benefits

The following table provides estimated payments and benefits that the Company would provide each NEO if his or her employment terminated on December 31, 2014 for specified reasons, assuming that the price per share of the Company’s common stock is $147.39, the closing market price as of that date. These payments and benefits are payable based on:

—	the Severance Plan;

—	the 2001 Plan, the 2011 Plan and the terms and conditions of equity awards made pursuant to such plans; and

—	the SORMP.

Due to the many factors that affect the nature and amount of any benefits provided upon the termination events discussed above, any actual amounts paid or distributed to NEOs may be different from the values shown in the table. Factors that may affect these amounts include timing during the year of the occurrence of the event, our stock price and the NEO’s age. The amounts described below are in addition to an NEO’s benefits described in the Pension Benefits and Nonqualified Deferred Compensation Tables, as well as benefits generally available to our employees such as distributions under our savings plan, disability or life insurance benefits and accrued vacation.

54 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

TERMINATION PAYMENTS AND BENEFITS | TERMINATION PAYMENT TABLE

Termination Payment Table

Potential Termination Payments

Name	Executive Benefits	Voluntary Termination ($)	Involuntary Termination Not For Cause (4) ($)	Post-CIC Involuntary or Good Reason Termination (5) ($)	Death or Disability (6) ($)
Wesley G. Bush	Cash Severance	0	0	0	0
	Long-term Incentives (2)	0	32,126,893	47,381,463	37,101,600
	Benefits and Perquisites
	Retiree Medical and Life Insurance (6)	1,271,249	1,271,249	1,271,249	1,271,249
	Medical/Dental Continuation	0	0	0	0
James F. Palmer	Cash Severance (1)	0	2,610,000	0	0
	Long-term Incentives (2)(3)	18,314,092	18,314,092	21,299,182	17,061,424
	Benefits and Perquisites
	Retiree Medical and Life Insurance (6)	719,319	719,319	719,319	719,319
	Medical/Dental Continuation	0	13,237	0	0
	Financial Planning/Income Tax	0	15,000	0	0
	Outplacement Services	0	130,500	0	0
Gloria A. Flach	Cash Severance (1)	0	2,295,000	0	0
	Long-term Incentives (2)(3)	9,402,597	9,402,597	17,803,091	13,565,333
	Benefits and Perquisites
	Retiree Medical and Life Insurance	0	0	0	0
	Medical/Dental Continuation	0	6,326	0	0
	Financial Planning/Income Tax	0	15,000	0	0
	Outplacement Services	0	114,750	0	0
Linda A. Mills	Cash Severance (1)	0	2,370,000	0	0
	Long-term Incentives (2)(3)	19,141,392	19,141,392	19,141,392	14,903,634
	Benefits and Perquisites
	Retiree Medical and Life Insurance	0	0	0	0
	Medical/Dental Continuation	0	9,405	0	0
	Financial Planning/Income Tax	0	15,000	0	0
	Outplacement Services	0	118,500	0	0
Thomas E. Vice	Cash Severance (1)	0	2,295,000	0	0
	Long-term Incentives (2)	0	10,330,270	19,126,801	14,889,043
	Benefits and Perquisites
	Retiree Medical and Life Insurance	0	0	0	0
	Medical/Dental Continuation	0	10,962	0	0
	Financial Planning/Income Tax	0	15,000	0	0
	Outplacement Services	0	114,750	0	0

(1)	Cash Severance equals one and a half times the sum of the annual base salary and the target annual bonus, as of the effective date of termination. Mr. Bush is not eligible to receive a payment under our severance program.

(2)	Long-term Incentives include grants of RPSRs and RSRs.

(3)	Results in a benefit under Voluntary Termination only if eligible for retirement treatment under the terms and conditions of the grants.

(4)	Similar treatment provided for certain “good reason” terminations, as described in “Key Components of Our Programs - Severance Benefits”; however, there would be no termination payment in the event of an involuntary termination for cause.

(5)	The amounts assume full acceleration, which, as discussed above, may not occur to the extent that it would result in an excise tax that decreases the after-tax value of the awards to an NEO.

(6)	Retiree medical values for Mr. Bush and Mr. Palmer reflect cost associated with disability. If termination results from death, the retiree medical insurance expense would be less than the disability amount indicated.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 55

PROPOSAL THREE: APPROVAL OF AMENDMENT TO THE 2011 LONG-TERM INCENTIVE STOCK PLAN

The Board of Directors recommends the shareholders approve amendments to the Northrop Grumman 2011 Long-Term Incentive Stock Plan (the “2011 Plan”) that reduce the total number of shares available for issuance under the 2011 Plan, eliminate complicated share-counting provisions, and reflect the Company’s current practice of awarding time- and performance-based stock rights, instead of stock options, under the 2011 Plan.

The 2011 Plan helps to ensure a compensation program aligned with shareholder interests and aimed at enhancing shareholder value. It is an important tool for attracting, retaining and motivating plan participants. Originally approved by shareholders on May 18, 2011, the 2011 Plan authorizes Northrop Grumman to grant stock options, stock appreciation rights (“SARs”), and awards other than stock options or SARs that are denominated in or can be settled in shares of the Company’s common stock (defined as “Share Awards”) and performance-based awards that are denominated in or can be settled only in cash (defined as “Cash Awards”). On March 18, 2015, the Board approved several amendments to the 2011 Plan that are intended to simplify administration of the 2011 Plan and reflect the Company’s current compensation practices (the “Amended 2011 Plan”). If approved by shareholders, these 2011 Plan amendments will, among other things:

—	extend the plan’s expiration date to the tenth anniversary of the date that these amendments are approved by shareholders (the “Amendment Date”);

—

reduce the total number of shares authorized for issuance under new awards from 22,168,522 to 7,500,000, as of March 10, 2015, and eliminate the plan’s “fungible pool share-counting provisions” (which previously provided that certain Share Awards would count against the authorized share limit on a 4.5-to-1 basis);

—	specify a minimum vesting period of at least one year applicable to awards granted under the plan, subject to certain exceptions; and

—

amend the language in the plan’s change in control provisions to provide explicitly only for “double trigger” vesting acceleration upon a change in control, consistent with the terms of the awards granted under the plan.

While the plan amendments allow the ability to continue to grant stock options, our current long term compensation incentive approach utilizes only Share Awards, and there is no current plan to change this approach.

A description of key features of the Amended 2011 Plan is attached as Appendix A to this Proxy Statement and incorporated herein by reference. A copy of the full Amended 2011 Plan is attached as Appendix B to this Proxy Statement.

Company Considerations

When approving the proposed amendments to the 2011 Plan, the Board and Compensation Committee considered the number of shares available for issuance under the 2011 Plan, both prior to being amended and as amended, as well as the dilution, burn rate and overhang resulting from the Amended 2011 Plan.

—

As of March 10, 2015, a total of 22,168,522 shares of common stock remained available for new awards under the 2011 Plan, meaning that the Company could grant options or SARs for that many shares, or could grant Share Awards for 5,133,009 shares of common stock (in all cases, assuming performance awards are settled at target and no awards are forfeited).

—

If the amendments to the 2011 Plan are approved, 7,500,000 shares will be available for new awards under the 2011 Plan , representing the 5,133,009 shares available for Share Awards, as of March 10, 2015, plus an additional 2,366,991 shares.

—

If the amendments to the 2011 Plan are approved, the Company’s total potential dilution in respect of the 2011 Plan, would have been 3.80% as of March 10, 2015. Potential dilution, for this purpose, is calculated as the total number of shares available for issuance under the 2011 Plan, divided by total common shares outstanding at the time of the calculation.

—

The approved amendments do not alter the manner in which shares from forfeited, terminated, cancelled or otherwise expiring awards under the 2001 Long-Term Incentive Plan (“2001 Plan”) will be available for issuance under the 2011 Plan. As of March 10, 2015, there were 231,115 shares subject to stock options and 15,168 shares subject to stock awards outstanding under the 2001 Plan.

—

As of March 10, 2015, there were stock options covering 231,115 shares of common stock outstanding under the 2001 Plan, with a weighted average exercise price of $52.59 and a weighted average remaining term of 1.65 years, all of which were fully vested. No options or SARs are outstanding under the 2011 Plan. In addition, as of March 10, 2015, under all Company incentive plans, there were outstanding (i) unvested time-based Share Awards covering 1,089,176 shares of common stock and (ii) unvested performance-based Share Awards covering 1,863,603 shares of common stock (assuming, for this purpose, the target level of performance were achieved with respect to any performance-based vesting criteria). To the extent outstanding awards are forfeited or settle below target, such shares will be available for new awards under the 2011 Plan.

56 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

PROPOSAL THREE: APPROVAL OF AMENDMENT TO THE 2011 LONG-TERM INCENTIVE STOCK PLAN

—

The Company’s annual burn rate for 2014 was 0.39%. Burn rate shows how rapidly a company is depleting its shares reserved for equity compensation plans, and is defined for any year as the number of shares granted under the Company’s equity incentive plans during the year divided by total common shares outstanding at the end of the year. The Company’s average annual burn rate for the years 2012 to 2014 was 0.64%.

—

Our overhang as of March 10, 2015 was 12.83%. If the amendments to the 2011 Plan are approved, our overhang as of March 10, 2015 would have been 5.41% (reflecting both the reduced share pool and the addition of 2,366,991 shares to the reduced share pool). Overhang is calculated as the number of shares subject to equity awards outstanding but not exercised or settled, plus number of shares available to be granted, divided by total common shares outstanding.

Code Section 162(m)

The Board of Directors believes it is in the best interests of the Company to provide an equity incentive plan under which awards are eligible to be deducted by the Company for federal income tax purposes. Thus, the 2011 Plan is designed to permit the grant of awards to “covered employees” that are intended to qualify as “performance-based compensation” not subject to the $1,000,000 deductibility cap under Section 162(m) (“Section 162(m)”) of the Internal Revenue Code (the “Code”). For compensation to qualify as “performance-based,” the material terms of the performance goals under which compensation may be paid should be disclosed to and approved by the Company’s shareholders at least once every five years. For purposes of Section 162(m), the material terms include:

—	the employees eligible to receive compensation,

—	a description of the business criteria on which the performance goal is based, and

—	the maximum amount of compensation that can be paid to an employee under the performance goal.

Each of these aspects is discussed in the summary of material terms of the Amended 2011 Plan attached as Appendix A to this Proxy Statement. Approval of the Amended 2011 Plan will be approval of each of these aspects of the plan for purposes of Section 162(m). Nonetheless, shareholder approval cannot guarantee that compensation will be treated as exempt “performance-based” compensation, and our Compensation Committee and Board will continue to have authority to provide compensation that is not exempt from the Section 162(m) limits on deductibility.

U.S. Federal Income Tax Treatment of Awards Under the 2011 Plan

The U.S. federal income tax consequences of the Amended 2011 Plan under current federal law are summarized below. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Code to the extent an award is subject to and does not satisfy those rules; nor does it describe state, local, or international tax consequences.

With respect to nonqualified stock options, the Company is generally entitled to deduct and the optionee recognizes taxable income in an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. With respect to incentive stock options, we are generally not entitled to a deduction nor does the participant recognize income at the time of exercise, although the optionee may be subject to U.S. federal alternative minimum tax.

The current federal income tax consequences of other awards authorized under the Amended 2011 Plan generally follow certain basic patterns: stock appreciation rights are taxed and deductible in substantially the same manner as nonqualified stock options; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses, cash and stock-based performance awards, dividend equivalents and other types of awards are generally subject to tax at the time of payment. Compensation otherwise effectively deferred is taxed when paid. In each of the foregoing cases, the Company will generally have a corresponding deduction at the time the participant recognizes income.

If an award is accelerated under the Amended 2011 Plan in connection with a “change in control” (as this term is used under the Code), we may not be permitted to deduct the portion of the compensation attributable to the acceleration (“parachute payments”) if it exceeds certain threshold limits under the Code and certain related excise taxes may be triggered. Furthermore, we may not be permitted to deduct aggregate compensation in excess of $1,000,000 attributable to awards that are not “performance-based” within the meaning of Section 162(m) in certain circumstances.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 57

PROPOSAL THREE: APPROVAL OF AMENDMENT TO THE 2011 LONG-TERM INCENTIVE STOCK PLAN

Specific Benefits under the Amended 2011 Plan

Future benefits under the Amended 2011 Plan are discretionary and not determinable at this time. Likewise, the benefits or amounts that would have been received by or allocated to participants for fiscal year 2014 had these amendments been in effect then cannot be determined. Information about awards granted in fiscal year 2014 to the Named Executive Officers can be found under the “Grants of Plan-Based Awards” table on page 45 of this Proxy Statement. The table below shows, as to each indicated individual or group, the total number of shares of common stock previously issued or subject to outstanding awards (at target) under the 2011 Plan from the plan’s inception through March 10, 2015.

Name	Number of Options Granted (#)	Number of Shares of Restricted Stock and Restricted Stock Units Granted (#)
Named Executive Officers:
Wesley G. Bush	0	465,766
James F. Palmer	0	194,952
Gloria A. Flach	0	161,863
Linda A. Mills	0	181,997
Thomas E. Vice	0	176,016
All current executive officers as a group (15 persons)	44,242*	1,924,666
All current non-executive directors as a group (12 persons)	0	98,263
All employees, excluding current executive officers	0	3,394,778

*These options, granted in November 2011, have fully vested and have all been exercised. There are no options currently outstanding under the 2011 Plan.

Based on the foregoing, the Board of Directors unanimously recommends the shareholders approve the Amended 2011 Plan, reducing the total number of shares available for issuance, eliminating complicated share-counting provisions, and reflecting the Company’s practice of awarding time- and performance-based stock rights.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. Under NYSE rules, abstentions on this proposal will be treated as votes cast and will have the same effect as votes cast against the proposal. Broker non-votes will not be treated as votes cast on the proposal so they will not affect the actual vote on the proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL THREE.

58 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

PROPOSAL FOUR: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee believes that the appointment of Deloitte & Touche LLP (Deloitte) is in the best interests of the Company and its shareholders, and proposes and recommends that the shareholders ratify the Audit Committee’s appointment of Deloitte as our independent auditor for 2015. Deloitte served as our independent auditor for 2014, and Deloitte or its predecessors have served as the independent auditor for the Company (including certain of its predecessor companies) since 1975. The Audit Committee is responsible for the appointment, compensation, retention, oversight, evaluation and termination, if necessary, of our independent auditor. The Audit Committee is responsible for reviewing and pre-approving audit and non-audit services and related fees for the independent auditor. In addition, the Audit Committee, at least annually, reviews and evaluates with management and our internal auditors Deloitte’s performance and periodically considers whether to change the independent auditor. The Audit Committee also reviews the performance of Deloitte’s lead audit partner, and the Audit Committee and its Chairperson oversee the rotation of Deloitte’s lead audit partner and are involved in the selection of the lead audit partner.

Although ratification is not required by our Bylaws or otherwise, the Audit Committee is submitting the selection of Deloitte to shareholders as a matter of good corporate governance. If the shareholders fail to ratify the appointment of Deloitte, the Audit Committee will consider this in its selection of auditors for the following year. A representative from Deloitte will attend the Annual Meeting and will have the opportunity to make a statement and respond to appropriate questions.

Audit Fees and All Other Fees

The following table summarizes aggregate fees billed for the years ended December 31, 2014 and 2013 by Deloitte, the member firms of Deloitte Touche Tohmatsu and their respective affiliates:

	2014	2013
Audit Fees (a)	$13,899,000	$13,362,000
Audit-Related Fees (b)	2,961,000	760,000
Tax-Related Fees (c)	506,000	838,000
All Other Fees	—	—
Total Fees	$17,366,000	$14,960,000

(a)	Audit fees for 2014 and 2013 each reflect fees of $12,400,000 and $11,900,000, respectively, for the consolidated financial statement audits and include the audit of internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002. Audit fees for 2014 and 2013 also include $1,482,000 and $1,381,000, respectively, for foreign statutory audits. Fees for foreign statutory audits are reported in the year in which the audits are performed. For example, foreign statutory audit fees reported in 2014 relate to audits of the Company’s foreign entities for the fiscal year ended 2013. The remaining 2013 audit fees primarily relate to audit services associated with the Company’s Form 8-K filing in connection with its debt issuance in May 2013.

(b)	Audit-related fees reflect fees for services that are reasonably related to the performance of the audit or review of the Company’s financial statements, including fees related to the support of business acquisition and divestiture activities and independent assessment of controls concerning outsourcing activities. Audit-related fees exclude fees that totaled $1,414,000 and $1,421,000 for 2014 and 2013, respectively, related to benefit plan audits which are paid for by the plans.

(c)	Tax-related fees during 2014 and 2013 reflect fees of $506,000 and $838,000, respectively, for services concerning foreign income tax compliance, foreign Value Added Tax compliance and other tax matters.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

It is the Audit Committee’s policy to pre-approve all audit and permitted non-audit services provided by our independent auditor in order to provide reasonable assurance that the provision of these services does not impair the auditor’s independence. These services may include audit services, audit-related services, tax-related services and other services. Pre-approval may be given at any time. The Audit Committee has delegated pre-approval authority for any individual project up to $100,000 to the Chairperson of the Audit Committee.

The decisions of the Chairperson to pre-approve a permitted service are reported to the Audit Committee at its next meeting. The independent auditor is required to periodically report to the full Audit Committee regarding the extent of services provided by the independent auditor in accordance with this pre-approval policy, as well as the fees for the services performed to date.

The Audit Committee approved all audit and non-audit services provided by Deloitte, the member firms of Deloitte Touche Tohmatsu and their respective affiliates during 2014 and 2013, in each case before being engaged to provide those services.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 59

PROPOSAL FOUR: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

Vote Required

Approval of this proposal requires that the votes cast “for” the proposal must exceed the votes cast “against” the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL FOUR.

60 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its oversight responsibilities over the Company’s accounting, auditing and financial reporting processes and financial risk assessment and management process, and for monitoring compliance with certain regulatory and compliance matters. The Audit Committee’s written charter describes the Audit Committee’s responsibilities and has been approved by the Board of Directors.

Management is responsible for preparing the Company’s financial statements and for the financial reporting process, including evaluating the effectiveness of the Company’s disclosure controls and procedures and internal control over financial reporting.

Deloitte & Touche LLP (Deloitte), the Company’s independent auditor, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of the financial statements with accounting principles generally accepted in the United States of America, and on the effectiveness of the Company’s internal control over financial reporting.

In connection with the preparation of the Company’s financial statements as of and for the year ended December 31, 2014, the Audit Committee reviewed and discussed the audited financial statements with the Company’s Chief Executive Officer, Chief Financial Officer and Deloitte. The Audit Committee also discussed with Deloitte the communications required under applicable professional auditing standards and regulations, including the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (PCAOB) and, with and without management present, discussed and reviewed the results of Deloitte’s examination of the financial statements. Additionally, the Audit Committee discussed with the Company’s internal auditors the results of their audits completed during 2014.

The Audit Committee received the written disclosures and the letter from Deloitte required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with Deloitte that firm’s independence from the Company.

Based on the Audit Committee’s review and discussions described in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements for 2014 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the SEC. The Audit Committee also reappointed Deloitte to serve as the Company’s independent auditors for 2015, and requested that this appointment be submitted to shareholders for ratification at the Annual Meeting.

AUDIT COMMITTEE

VICTOR H. FAZIO

WILLIAM H. HERNANDEZ

MADELEINE A. KLEINER

GARY ROUGHEAD

THOMAS M. SCHOEWE

JAMES S. TURLEY

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I 61

PROPOSAL FIVE: SHAREHOLDER PROPOSAL

Mr. John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, a beneficial owner of 100 shares of common stock of the Company, the proponent of a shareholder proposal, has stated that the proponent intends to present a proposal at the Annual Meeting. The proposal and supporting statement, for which the Board of Directors accepts no responsibility, is set forth below. The Board of Directors opposes the proposal for the reasons stated after this proposal.

Proposal Five: Shareholder Proposal Regarding Independent Board Chairman

Proposal 5 - Independent Board Chairman

RESOLVED: Shareholders request that the Board of Directors adopt a policy that the Chairman of our Board of Directors shall be an independent director who is not a current or former employee of the company, and whose only nontrivial professional, familial or financial connection to the company or its CEO is the directorship. Our board would have discretion to deal with existing agreements in implementing this proposal. Our board would have discretion to encourage any person who had contract rights that might delay full implementation of this proposal to voluntarily waive such contract rights for the benefit of shareholders. This policy should allow for policy departure under extraordinary circumstances such as the unexpected resignation of the chair.

When our CEO is our board chairman, this arrangement can hinder our board’s ability to monitor our CEO’s performance. An independent Chairman is the prevailing practice in the United Kingdom and many international markets. This proposal topic won 50%-plus support at 5 major U.S. companies in 2013 including 73%-support at Netflix.

This topic is particularly important for Northrop Grumman because of the excessive pay of $41 million for our Chairman/CEO Wesley Bush. Plus we had a former CEO as our Lead Director - Donald Felsinger, previously the CEO and Chairman of Sempra Energy. A former CEO in the role of a Lead Director may get some of the same criticisms as having a CEO on the executive pay committee. It is interesting that just before Mr. Felsinger left Sempra Energy as its Chairman and CEO that this topic received 55% support from Sempra shareholders.

Our clearly improvable corporate governance (as reported in 2014) is an added incentive to vote for this proposal:

Karl Krapek, a member of our executive pay and nomination committees, received by far the highest negative vote for a Northrop director in 2014. Mr. Krapek was negatively flagged by GMI Ratings, an independent investment research firm, for his involvement with the Visteon Corporation bankruptcy.

William Hernandez and Richard Myers were potentially overextended with director duties at 4 public companies. Mr. Hernandez was also a member of our audit committee which is the most demanding committee assignment. Mr. Myers, even at age 72, had director duties at 4 public companies.

GMI had additional issues with our executive pay besides the $41 million for Mr. Bush. Unvested equity pay partially or fully accelerate upon CEO termination. Accelerated equity vesting allowed executives to realize lucrative pay without necessarily having earned it through strong performance. Northrop had not disclosed specific, quantifiable performance objectives for our CEO. Our CEO’s annual incentives did not rise or fall in line with annual financial performance.

Returning to the core topic of this proposal from the context of our clearly improvable corporate governance, please vote to protect shareholder value:

Independent Board Chairman - Proposal 5

Board of Directors’ Statement in Opposition to Proposal Five

The Company’s shareholders have considered, and declined to provide majority support to, similar independent board chairman proposals at each of the three prior annual meetings, with only approximately 22% of shareholders who cast votes voting in favor of such proposal at the most recent 2014 Annual Meeting. The Board of Directors continues to oppose this proposal because it deprives the Board of important flexibility to determine the most effective leadership structure to serve the interests of the Company and its shareholders. The Board of Directors believes the Company and its shareholders are best served when it retains this flexibility.

Under our Principles of Corporate Governance, the Board has the authority to determine whether the positions of Chair and Chief Executive Officer should be held by the same or different persons. The Board has the flexibility to consider what is best for the Company and its shareholders, in light of all facts and circumstances known to the Board. In today’s environment, having considered the experience of the management team, the challenges facing the Company, and the evolving environment in which we operate, the Board has concluded that having the CEO also serve as Chair best positions the Company to be innovative, compete successfully and advance shareholder interests. The Board believes it is important, especially in our changing and challenging environment, to retain the flexibility to determine which structure is most effective.

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PROPOSAL FIVE: SHAREHOLDER PROPOSAL

The Board also does not believe the proposed change is necessary to ensure that the Board effectively monitors the performance of the CEO, contrary to what the proponent suggests. Today, twelve of the Company’s thirteen directors are independent, and the Board regularly holds scheduled sessions of the independent directors at each Board meeting. The Chairs and all members of the Committees - Audit, Compensation, Governance and Policy - are independent directors. The independent directors have ample opportunity to, and regularly do, assess the performance of the CEO and provide meaningful direction.

When the Chair is not independent, the Company’s bylaws specifically provide that the independent directors of the Board may designate a Lead Independent Director from among them. The Board has repeatedly exercised that authority and Donald E. Felsinger currently serves as our Lead Independent Director.

Our Principles of Corporate Governance prescribe a strong role for our Lead Independent Director. Among other duties, the Principles of Corporate Governance specify that the Lead Independent Director shall:

—     preside at all meetings of the Board at which the Chair is not present, including executive sessions of the independent directors, and serve as a liaison between the Chair and the independent directors;

—     approve meeting agendas and information sent to the Board;

—     approve the schedule of Board meetings;

—     call meetings of the independent directors;

—     interview, along with the Chair of the Board and the Chair of the Governance Committee, Board candidates and make recommendations to the Committee and the Board; and

—     if requested by major shareholders, ensure that he or she is available for consultation and direct communication. Any shareholder can communicate directly with the Lead Independent Director (or any of the directors) as described on page 18 of this Proxy Statement and on the Company’s website.

The designation of a Lead Independent Director by the independent directors of the Board demonstrates the Board’s continuing commitment to strong corporate governance, Board independence and the important role of Lead Independent Director.

Our Company has performed exceptionally well under a combined Chairman/CEO. The Company’s total shareholder return, for example, has been outstanding, both in the short and the longer term, with 1 year TSR of 31.37% and 3-year TSR of 173.95%.

The Company has adopted numerous other governance practices that further demonstrate our commitment to good corporate governance for our shareholders. We have adopted significant stock ownership guidelines for both our employees and the directors, eliminated change of control agreements, prohibited the hedging and pledging of Company stock, and implemented a strong recoupment policy, to name a few such examples. Our shareholders have approved by large margins separate management proposals granting the right to call a Special Meeting and to act by written consent. Management routinely communicates with shareholders to understand and seek to address any concerns they may have or suggestions as to how we can continue to enhance our governance practices.

In addition to adopting good governance practices, our Board has successfully recruited a diverse group of accomplished, independent directors who bring a wide range of experiences to benefit the Company. The average tenure of our independent directors is seven years, reflecting a healthy mix of tenure and new perspective. Similarly, our CEO, Mr. Bush, has served as CEO for approximately five years and as Chairman for less than four years. The Company does not have lengthy directorships nor issues of lengthy CEO/director tenure.

In the supporting statement for the Proposal, the proponent offers a series of assertions that are largely incorrect and/or inapplicable. For example, the proponent claims that our CEO’s pay is $41 million. As disclosed in this proxy statement for the Company’s 2015 Annual Meeting of Shareholders, Mr. Bush’s total compensation for 2014, calculated in accordance with the Security and Exchange Commission’s regulations and reflected in the Company’s Summary Compensation Table, was $21,795,703. For 2013, it was $18,656,412. We strongly dispute various other of the proponent’s assertions. Correct facts regarding compensation for and the record of our leadership, as well as the Company’s successful commitment to robust governance and the environment, are set forth in detail earlier in this proxy and in the Company’s annual Corporate Responsibility Report.

Finally, we note that the Proponent seeks to define an independent director as someone whose directorship constitutes his or her only “nontrivial professional, familial or financial connection to the company or its CEO.” To the contrary, each of our independent directors is required to have, and should have, a significant financial interest in our Company. Indeed, as explained on page 19 of this proxy statement, all of the Company’s independent directors are subject to stock ownership requirements to help assure their interests are aligned with those of our shareholders. Pursuant to these requirements, all directors must, subject to certain transition

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PROPOSAL FIVE: SHAREHOLDER PROPOSAL

periods, own Company stock equal to five times his or her annual cash retainer of $120,000. As set forth on page 25 of this Proxy Statement, our directors hold significant financial interests in the Company through their ownership of common stock and/or deferred stock units. It appears the Proponent might restrict those complying with the Company’s stock ownership requirements from serving as the independent Chair, or alternatively, might require any Chair to dispose of his or her Company shares. The Board does not believe either alternative would benefit the Company and its shareholders.

The Board believes that the Company’s balanced and flexible corporate governance structure, including a Lead Independent Director with comprehensive and meaningful duties, and strong corporate governance practices, makes it unnecessary and ill advised to have an absolute requirement that the Chair be an independent director. The Board believes that adopting such a rule would only limit the Board’s ability to select the director it believes best suited to serve as Chair of the Board, and is not in the best interests of the Company and its shareholders.

Vote required

Approval of this proposal requires that the votes cast “for” the proposal must exceed the votes cast “against” the proposal. Abstentions and broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “AGAINST” THIS PROPOSAL.

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MISCELLANEOUS

Voting on Other Matters

We are not aware of any other business to be transacted at the Annual Meeting. Our Bylaws outline procedures, including minimum notice provisions, for shareholder nominations of directors and submission of other shareholder business to be transacted at the Annual Meeting. A copy of the pertinent Bylaw provisions is available on request to the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042. Our Bylaws are also available in the Investor Relations section of our website at www.northropgrumman.com. If any other business properly comes before the Annual Meeting, the shares represented by proxies will be voted in accordance with the judgment of the persons authorized to vote them.

Shareholder Proposals for 2016 Annual Meeting

Any shareholder who intends to present a proposal at the 2016 Annual Meeting must deliver the proposal to the Corporate Secretary at Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042:

—	not later than December 8, 2015, if the proposal is submitted for inclusion in the Company’s proxy materials for that meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934.

—

not earlier than December 8, 2015 and not later than January 7, 2016, if the proposal is submitted pursuant to the Bylaws, but not pursuant to Rule 14a-8, in which case we are not required to include the proposal in our proxy materials.

Any shareholder who wishes to introduce a proposal should review our Bylaws and applicable proxy rules of the SEC.

Shareholder Nominations for Director Election at 2016 Annual Meeting

Any shareholder who intends to nominate a person for election as a director at the 2016 Annual Meeting must deliver a notice of such nomination (along with certain other information required by our Bylaws) to the Corporate Secretary at Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042, not earlier than December 8, 2015 and not later than January 7, 2016.

Householding Information

Some banks, brokers and other nominee record holders may be participating in the practice of “householding.” This means that only one copy of the Notice of Internet Availability of Proxy Materials may have been sent to multiple shareholders in a household. We will promptly deliver a separate copy to a shareholder upon written or oral request to the Corporate Secretary at the following address: Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042 (703) 280-2900. To receive separate copies of the notice in the future, or if a shareholder is receiving multiple copies and would like to receive only one copy for the household, the shareholder should contact his or her bank, broker or other nominee record holder, or may contact the Corporate Secretary at the above address.

Cost of Soliciting Proxies

We will pay all costs of soliciting proxies. We have made arrangements with brokerage houses and other custodians, nominees and fiduciaries to make proxy materials available to beneficial owners. We will, upon request, reimburse them for reasonable expenses incurred. We have retained D.F. King & Co, Inc. of New York at an estimated fee of $18,500, plus reasonable disbursements to solicit proxies on our behalf. Our officers, directors and regular employees may solicit proxies personally, by means of materials prepared for shareholders and employee-shareholders or by telephone or other methods to the extent deemed appropriate by the Board of Directors.

No additional compensation will be paid to such individuals for this activity. The extent to which this solicitation will be necessary will depend upon how promptly proxies are received. We therefore urge shareholders to give voting instructions without delay.

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MISCELLANEOUS

Available Information

You may obtain a copy of the following corporate governance materials on the Investor Relations section of our website (www.northropgrumman.com) under Corporate Governance:

—	Principles of Corporate Governance;

—	Standards of Business Conduct;

—	Policy and Procedure Regarding Company Transactions with Related Persons; and

—	Board Committee Charters.

Copies of these documents are also available without charge to any shareholder upon written request to the Corporate Secretary, Northrop Grumman Corporation, 2980 Fairview Park Drive, Falls Church, Virginia 22042.

We disclose amendments to provisions of our Standards of Business Conduct by posting amendments on our website. Waivers of the provisions of our Standards of Business Conduct that apply to our directors or our Corporate Vice Presidents who are members of the Corporate Policy Council and our Chief Accounting Officer (these officers are designated as Section 16 officers under the Securities Exchange Act of 1934 (executive officers)) are disclosed in a Current Report on Form 8-K.

Use of Non-GAAP Financial Measures

This Proxy Statement contains non-GAAP financial measures, as defined by SEC Regulation G. While we believe that these non-GAAP financial measures may be useful in evaluating our financial information, they should be considered as supplemental in nature and not as a substitute for financial information prepared in accordance with U.S. Generally Accepted Accounting Principles (GAAP). Definitions for the non-GAAP measures contained in this Proxy Statement and reconciliations are provided below. Other companies may define these measures differently or may utilize different non-GAAP measures.

Cash provided by operating activities before discretionary pension contributions: Cash provided by operating activities before the after-tax impact of discretionary pension contributions. Cash provided by operating activities before discretionary pension contributions has been provided for consistency and comparability of 2014 and 2013 financial performance reconciled below.

Free cash flow: Cash provided by operating activities less capital expenditures. We use free cash flow as a key factor in our planning for, and consideration of, strategic acquisitions, stock repurchases and the payment of dividends. This measure should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating results presented in accordance with GAAP. Free cash flow is reconciled below.

Free cash flow provided by operating activities before discretionary pension contributions: Free cash flow provided by operating activities before the after-tax impact of discretionary pension contributions. We use free cash flow provided by operating activities before discretionary pension contributions as a key factor in our planning for, and consideration of, strategic acquisitions, stock repurchases and the payment of dividends. This measure should not be considered in isolation, as a measure of residual cash flow available for discretionary purposes, or as an alternative to operating results presented in accordance with GAAP. Free cash flow provided by operating activities before discretionary pension contributions is reconciled below.

Net FAS/CAS pension adjustment: Pension expense in accordance with Government Cost Accounting Standards (CAS) charged to contracts and included as cost in segment operating income, less pension expense determined in accordance with Financial Accounting Standards (FAS) under GAAP. Net FAS/CAS pension adjustment is presented below.

After-tax net pension adjustment per share: The per share impact of the net FAS/CAS pension adjustment as defined above, after tax at the statutory rate of 35 percent, provided for consistency and comparability of 2014 and 2013 financial performance as presented below.

Pension-adjusted diluted EPS: Diluted EPS excluding the after-tax net pension adjustment per share, as defined above. These per share amounts are provided for consistency and comparability of operating results. Management uses pension-adjusted diluted EPS, as reconciled below, as an internal measure of financial performance.

Pension-adjusted net income: Net income before the after-tax impact of the net FAS/CAS pension adjustment, as defined above. Management uses pension-adjusted net income as a metric for both top and bottom line performance. Pension-adjusted net income is reconciled below.

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MISCELLANEOUS

Pension-adjusted operating income: Operating income before net FAS/CAS pension adjustment as reconciled below. Management uses pension-adjusted operating income as an internal measure of financial performance.

Pension-adjusted operating margin rate: Pension-adjusted operating income as defined above, divided by sales. Management uses pension-adjusted operating margin rate, as reconciled below, as an internal measure of financial performance.

Segment operating income: Total earnings from our four segments including allocated pension expense recognized under CAS. Reconciling items to operating income include the net FAS/CAS pension adjustment, as defined above, as well as certain corporate-level expenses, which are not considered allowable or allocable under applicable CAS or the Federal Acquisition Regulation. Management uses segment operating income, as reconciled below, as an internal measure of financial performance.

Segment operating margin rate: Segment operating income as defined above, divided by sales. Management uses segment operating margin rate, as reconciled below, as an internal measure of financial performance.

Reconciliation of Non-GAAP Financial Measures

($M)	Total Year
	2014	2013
Cash provided by operating activities before discretionary pension contributions	$2,593	$2,806
After-tax discretionary pension pre-funding impact	—	(323)
Net Cash provided by operating activities	2,593	2,483
Less:
Capital expenditures	(561)	(364)
Free cash flow	2,032	2,119
After-tax discretionary pension pre-funding impact	—	323
Free cash flow provided by operating activities before discretionary pension contributions	$2,032	$2,442

($M)	Total Year
	2014	2013
Segment Operating Income	$3,099	$3,080
Segment operating margin rate	12.9%	12.5%
Reconciliation to operating income
Net FAS/CAS pension adjustment	269	168
Unallocated corporate expenses	(169)	(119)
Other	(3)	(6)
Operating income	$3,196	$3,123
Operating margin rate	13.3%	12.7%

($M)	Total Year
	2014	2013
Pension-adjusted Operating Highlights
Operating income	$3,196	$3,123
Net FAS/CAS pension adjustment	(269)	(168)
Pension-adjusted operating income	$2,927	$2,955
Pension-adjusted operating margin rate	12.2%	12.0%

	Total Year
	2014	2013
Pension-adjusted Per Share Data
Diluted EPS	$9.75	$8.35
After-tax net pension adjustment per share	(0.82)	(0.47)
Pension-adjusted diluted EPS	$8.93	$7.88

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MISCELLANEOUS

Total Year
($M)	2014
Net income	$2,069
Net FAS/CAS pension adjustment	(175)
Pension-adjusted net income	$1,894

April 6, 2015

NOTICE: THE COMPANY FILED AN ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2014 ON FEBRUARY 2, 2015. SHAREHOLDERS OF RECORD ON MARCH 24, 2015 MAY OBTAIN A COPY OF THIS REPORT WITHOUT CHARGE FROM THE CORPORATE SECRETARY, NORTHROP GRUMMAN CORPORATION, 2980 FAIRVIEW PARK DRIVE, FALLS CHURCH, VIRGINIA 22042.

Jennifer C. McGarey
Corporate Vice President and Secretary

68 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

APPENDIX A - SUMMARY DESCRIPTION OF THE AMENDED 2011 PLAN

Appendix A

Summary Description of the Amended 2011 Plan

Key features of the 2011 Plan, as proposed to be amended, are described below. This description is qualified in its entirety by the full text of the 2011 Plan, as proposed to be amended, which is attached as Appendix B to this Proxy Statement.

Purpose. The purpose of the 2011 Plan is to promote the long-term success of our Company and to increase shareholder value by providing directors, officers and selected employees with incentives to create excellent performance and to continue to serve our Company and its subsidiaries.

Administration. The Compensation Committee will administer the 2011 Plan and may delegate its authority to make grants under the 2011 Plan to one or more committees of directors. Any power of the Compensation Committee may also be exercised by the Board, except with respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m), awards intended to be exempt under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “1934 Act”), or as otherwise required by applicable law. The appropriate acting body, be it the Board of Directors, the Compensation Committee or another authorized committee, is referred to in this summary as the “Committee.” The Committee has the full power to interpret and construe the 2011 Plan, to select participants, determine the form of awards and award agreements, grant awards, and to adopt guidelines and make determinations it may deem necessary or advisable for administration of the 2011 Plan.

No Repricing. Without the approval of our shareholders, the Committee may not (1) amend an outstanding stock option or stock appreciation right (“SAR”) to reduce the exercise price or base price of the award (2) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for cash or other awards at any time when the exercise price or base price of the stock option or SAR is above the fair market value of a share of common stock, or (3) cancel, exchange, or surrender an outstanding stock option or SAR in exchange for an option or SAR with an exercise or base price that is less than the exercise or base price of the original award. (Adjustments to reflect stock splits and similar events will not be considered amendments for this purpose.)

Eligibility. Employees of our Company and its wholly-owned subsidiaries, and members of the Board of Directors are eligible to receive awards under the 2011 Plan. Approximately 210 officers and employees (including all of our named executive officers), and each of our non-employee directors, are considered eligible to participate in the 2011 Plan.

Types of Awards. The 2011 Plan authorizes the grant of stock options, SARs, other awards providing for the issuance of or denominated in common stock or units of common stock (defined as “Share Awards”), and performance-based awards that are denominated in or may be settled only in cash (defined as “Cash Awards”).

A stock option is the right to purchase shares of common stock at a future date at a specified exercise price. The per share exercise price of an option may not be less than the fair market value of a share of common stock on the date of grant. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a nonqualified stock option. Incentive stock option benefits are taxed differently from nonqualified stock options, as described under “U.S. Federal Income Tax Treatment of Awards Under the 2011 Plan” in Proposal 3. Incentive stock options are also subject to more restrictive terms and are limited in amount by the Code and the 2011 Plan. Incentive stock options may only be granted to employees of our Company or our subsidiaries.

A SAR is the right to receive payment of an amount equal to the excess of the fair market value of share of common stock on the date of exercise over the base price of the SAR. The base price will be established by the Committee at the time of grant and cannot be less than the fair market value of a share of common stock on the date of grant. SARs may be granted in connection with other awards or independently. The maximum term of a SAR is ten years from the date of grant.

Share Awards may include restricted stock, performance stock, phantom stock, dividend equivalent rights or other rights.

Subject to the express terms of the 2011 Plan, the Committee may grant or sell awards under the plan with or subject to terms, conditions or restrictions that it determines appropriate, including requirements of continuous service with the Company (or a subsidiary), achievement of specific business objectives, and other measurements of individual, business unit or Company performance. The grant, issuance, vesting, retention or settlement of Cash Awards must be dependent on satisfying performance conditions established by the Committee. Any award may be paid or settled in cash.

Except with respect to up to five percent (5%) of the shares authorized under the 2011 Plan, no stock option, SAR or Share Award that vests based on continued employment or the passage of time may vest in less than one year from the date the award is made, other than upon the death or disability of the participant or in the case of termination following a change in control, in each case as specified in the agreement evidencing such award. In addition, the performance period for any stock option, SAR or Share Award that vests based in whole or in part on performance must be at least one year.

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APPENDIX A - SUMMARY DESCRIPTION OF THE AMENDED 2011 PLAN

Authorized Shares; Limits on Awards. The aggregate number of shares of common stock that may be issued pursuant to awards granted after March 10, 2015 under the 2011 Plan, as proposed to be amended, is:

—	7,500,000 shares, plus

—

the number of shares of common stock which are subject to stock, options or restricted stock awards granted under the 2011 Plan and the 2001 Long-Term Incentive Plan (the “2001 Plan”) and are outstanding on March 10, 2015 and that subsequently expire or are forfeited, terminated or canceled without being exercised or having become vested or paid (the “Outstanding Awards”).

The foregoing share authorization does not include 2,588,207 shares that had been authorized for issuance pursuant to awards that were exercised or vested and paid on or before March 10, 2015.

On and after the Amendment Date, the following share counting rules will apply under the 2011 Plan:

—

Shares of common stock issued in respect of any stock option, SAR, or Share Award granted under the 2011 Plan, whether such award was granted prior to or after the Amendment Date, will be counted against this limit on a 1-for-1 basis.

—

Except as described in following bullet, shares that are subject to or underlie awards granted under the 2011 Plan or the 2001 Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, are settled in cash or for any other reason are not paid or delivered through the issuance of shares will become available for new awards under the 2011 Plan on a 1-for-1 basis.

—

Shares that are exchanged by a participant or withheld by us to pay the exercise price of an award granted under the 2011 Plan or the 2001 Plan, as well as any shares exchanged or withheld to satisfy the tax withholding obligations related to any award, are not available for subsequent awards under the 2011 Plan.

The payment of cash dividends in conjunction with outstanding awards will not be counted against the shares available for issuance under the 2011 Plan. However, in the event that shares are delivered in respect of a dividend equivalent right granted under the 2011 Plan, the actual number of shares delivered with respect to the award will be counted against the shares available for issuance under the 2011 Plan.

The following limits are also contained in the 2011 Plan:

—	The maximum number of shares that may be delivered pursuant to incentive stock options granted after March 10, 2015 is 7,500,000 shares.

—	The maximum number of shares subject stock options and SARs awarded under the 2011 Plan to any participant during any three consecutive calendar years may not exceed 3,000,000 shares.

—

The maximum number of shares subject to Share Awards that are intended to qualify as “Section 162(m) Awards” under Section 8(a)(ii) of the 2011 Plan that are granted to any participant during any three consecutive calendar years may not relate to or provide for payment of more than 1,000,000 shares.

—	Cash Awards intended to satisfy Section 162(m) that are granted to any participant in any calendar year may not provide for payment of more than $20,000,000.

As is customary in incentive plans of this nature, the number and kind of shares available under the 2011 Plan and the then outstanding awards, as well as exercise and purchase prices, performance targets under certain performance-based awards, and share limits, are subject to adjustment in the event of certain reclassifications, recapitalizations, stock splits, stock dividends, reverse stock splits; merger, combination, consolidation, or other reorganization; spin-offs, split-ups, or similar extraordinary dividends; or any exchange of shares of common stock or other securities of the Company, or any similar, unusual or extraordinary corporate transaction in respect of our common stock. The closing price of our common stock on the New York Stock Exchange (“NYSE”) on March 10, 2015 was $158.34 per share.

Performance-Based Awards. The Committee may grant awards that are intended to qualify as performance-based compensation under, and be exempt from the deductibility limitations of, Section 162(m) (“Section 162(m) Awards”). In addition to options and SARs which may also qualify as performance-based compensation for Section 162(m) purposes, Section 162(m) Awards may be in the form of Share Awards (including restricted stock, performance stock, phantom stock or other rights) or Cash Awards.

The grant, issuance, vesting, retention or settlement of Section 162(m) Awards will depend on the performance of our Company relative to pre-established goals on a consolidated, segment, sector, subsidiary, division, or plant basis with reference to:

—	new business awards or backlog (absolute dollars or ratio of awards to sales);

—	revenues;

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APPENDIX A - SUMMARY DESCRIPTION OF THE AMENDED 2011 PLAN

—	operating margin (dollars or rate);

—	net earnings (on a total or continuing basis and either before or after (i) taxes, (ii) interest and taxes, or (iii) interest, taxes, depreciation, and amortization);

—	earnings per share (on a total or continuing basis and either before or after (i) taxes, (ii) interest and taxes, or (iii) interest, taxes, depreciation, and amortization);

—	cash flow or free cash flow (either as dollars or as a percentage of earnings before or after taxes);

—	returns on equity, investment, assets or net assets;

—	cash flow return on equity, investment, assets or net assets;

—	stock price or stock price appreciation;

—	total shareholder returns;

—

EVA-defined as operating profit after tax (which means net earnings after tax but before tax adjusted interest income and expense and goodwill amortization), less a charge for the use of capital (which is based on average total capital and the weighted average cost of capital);

—	overhead or expense containment or reduction;

—	working capital level or working capital turnover; and/or

—	asset levels or asset turnover.

The financial metrics identified above can be measured on an as reported or pension adjusted basis, on an annual or cumulatively over a defined period of time basis, and can be measured on an absolute, relative or growth basis.

The Committee will establish the criterion or criteria and target(s) on which performance will be measured, which must be established in advance of applicable deadlines under the Code and while the attainment of the performance targets remains substantially uncertain.

Section 162(m) Awards may be granted only to employees of our Company or our subsidiaries. Performance goals will be adjusted to address the impact of material, unusual or nonrecurring gains and losses, changes in law, regulations or in generally accepted accounting principles, accounting charges or other extraordinary events not foreseen at the time the goals were set.

Section 162(m) Awards may be paid in stock or in cash (in either case, subject to the limits described under the heading “Authorized Shares; Limits on Awards” above). Before any Section 162(m) Award is paid, the Committee must certify that the performance target or targets have been satisfied. The Committee has discretion to determine the performance target or targets and any other restrictions or other limitations of Section 162(m) Awards and reserves discretion to reduce the amount payable with respect to any Section 162(m) Award in accordance with any standards the Committee may impose or on any other basis (including the Committee’s discretion) as the Committee may determine appropriate.

Dividend Equivalents; Deferrals. The Committee may provide for the deferred payment of awards, and may determine the other terms applicable to deferrals. The Committee may provide that any awards (other than stock options or SARs) under the 2011 Plan earn dividends or dividend equivalents, except that any dividend equivalent rights granted with respect to a performance-vesting Share Award shall not be paid or settled unless and to the extent that the related performance-based vesting conditions of such award are satisfied.

Acceleration of Awards; Possible Early Termination of Awards. No acceleration of vesting and/or payment of an outstanding award under the 2011 Plan will occur solely as a result of a change in control (as defined in Section 6(e) of the 2011 Plan) unless:

—

the Company is liquidated, all or substantially all of the Company’s assets are sold, or the Company is merged, consolidated or reorganized and shareholders prior to the event do not continue to own more than 60% of the combined voting power of the Company or a successor after the event,

—	the Company is not the ultimate parent company whose common stock is publicly traded after such transaction, and

—	the successor to the Company (or its parent entity) does not agree in writing to assume the awards.

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APPENDIX A - SUMMARY DESCRIPTION OF THE AMENDED 2011 PLAN

However, if the above three conditions are met, generally all awards will vest or be paid.

The Committee may also provide that acceleration of vesting and/or payment of an outstanding 2011 Plan award will occur if the participant’s employment or service is terminated by the Company without cause or the participant terminates employment or service for good reason in connection with a change in control.

Transfer Restrictions. Subject to certain exceptions in the 2011 Plan, awards under the 2011 Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient’s lifetime, only by the recipient. Any amounts payable or shares issuable pursuant to an award will be paid only to the recipient or the recipient’s beneficiary or representative.

Termination of or Changes to the 2011 Plan. The Board or Committee may amend or terminate the 2011 Plan at any time and in any manner as it deems necessary or appropriate to better achieve the purpose of the 2011 Plan. Shareholder approval for an amendment is required only if the amendment increases the number of shares available for issuance under the 2011 Plan, or if shareholder approval is otherwise required as a matter of law or applicable NYSE listing requirements. (Adjustments as a result of stock splits or similar events will not be considered an amendment requiring shareholder approval.) Unless terminated earlier by the Board, the authority to grant new awards under the 2011 Plan will terminate on the tenth anniversary of the Amendment Date.

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NORTHROP GRUMMAN 2011 LONG-TERM INCENTIVE STOCK PLAN

(as amended and restated effective as of May [•], 2015)

1.	Purpose

The purpose of the Northrop Grumman 2011 Long-Term Incentive Stock Plan (the “Plan”) is to promote the long-term success of Northrop Grumman Corporation (the “Company”) and to increase shareholder value by providing its directors, officers and selected employees with incentives to create excellent performance and to continue service with the Company, its subsidiaries and affiliates. As set forth in Section 8 of the Plan, awards under the Plan may consist of stock options, stock appreciation rights (“SARs”), awards other than stock options or SARs (“Share Awards”) providing for the issuance of or denominated in shares of common stock of the Company (“Common Stock”) and awards that are denominated in or may be settled only in cash (“Cash Awards”). Both by encouraging such directors, officers and employees to become owners of the Common Stock of the Company and by providing actual ownership through Plan awards, it is intended that Plan participants will view the Company from an ownership perspective.

2.	Term

The Plan was approved by the Company’s Board of Directors (the “Board”) on March 15, 2011, became effective upon approval by the shareholders of the Company on May 18, 2011 (the “Effective Time”), and was amended and restated effective as of the date of the Company’s 2015 Annual Meeting of Shareholders (the “Amendment Date”). Unless previously terminated by the Board, the Plan shall terminate at the close of business on the tenth anniversary of the Amendment Date. After termination of the Plan, no future awards may be granted but previously granted awards (and the Committee’s (as such term is defined in Section 3) authority with respect thereto) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the Plan.

3.	Plan Administration

(a)           The Plan shall be administered by the Compensation Committee (or its successor) of the Board. The Board also may exercise any power of the Compensation Committee under the terms of the Plan, except as set forth below with respect to Section 162(m) of the Code and Rule 16b-3 of the 1934 Act, or as otherwise required by applicable law. Subject to the following provisions of this Section 3(a), the Compensation Committee (or its successor) may delegate different levels of authority to make grants under the Plan to different committees, provided that each such committee consists of one or more members of the Board. With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), the Plan shall be administered by a committee consisting of two or more outside directors (as this requirement is applied under Section 162(m) of the Code). Transactions in or involving awards intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “1934 Act”), must be duly and timely authorized by the Board or a committee of non-employee directors (as this term is used in or under Rule 16b-3). (The appropriate acting body, be it the Board, the Compensation Committee or another duly authorized committee of directors, is referred to as the “Committee”.)

(b)           The Committee shall have full power to interpret the Plan and to adopt such rules, regulations and guidelines for carrying out the Plan as it may deem necessary or proper. This power includes, but is not limited to the power:

(i)          to prescribe, amend, and rescind rules and regulations relating to the Plan, including subplans and the like as may be necessary to comply with provisions of the laws and applicable regulatory rulings of countries in which the Company (or its subsidiaries or affiliates, as applicable) operates in order to assure the viability of awards granted under the Plan and to enable participants employed in such countries to receive advantages and benefits under the Plan and such laws and rulings;

(ii)          to determine which persons are eligible to be participants, to which of such persons, if any, awards shall be granted hereunder and the timing of any such awards, and to grant awards;

(iii)          to establish all award terms and conditions of awards, including the number of shares subject to awards and the exercise or purchase price of such shares and the circumstances under which awards become exercisable or vested or are forfeited or expire, which terms may but need not be conditioned upon the passage of time, continued employment, the satisfaction of performance criteria, the occurrence of certain events, or other factors;

(iv)          to establish the forms of award agreement and manner of acceptance of an award, and to take or approve such further actions as the Committee determines necessary or appropriate to the administration of the Plan and awards, including without limitation adopting modifications and amendments, correcting a defect or supplying any omission,

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or reconciling any inconsistency so that the Plan or any award agreement complies with applicable law, regulations and stock exchange listing requirements and so as to avoid unanticipated consequences or address unanticipated events (including any temporary closure of the primary stock exchange on which the Common Stock is traded, disruption of communications or natural catastrophe) deemed by the Committee to be inconsistent with the purposes of the Plan or any award agreement, provided that no such action shall be taken absent stockholder approval to the extent required under Section 13;

(v)          to establish or verify the extent of satisfaction of any performance goals or other conditions applicable to the grant, issuance, exercisability, vesting and/or ability to retain any award;

(vi)          to prescribe and amend the terms of the agreements or other documents evidencing awards made under this Plan (which need not be identical);

(vii)          to determine whether, and the extent to which, adjustments are required pursuant to Section 6;

(viii)          to interpret and construe this Plan, any rules and regulations under this Plan and the terms and conditions of any award granted hereunder, and to make exceptions to any such provisions in good faith; and

(ix)          to make all other determinations deemed necessary or advisable for the administration of this Plan.

(c)           Notwithstanding the foregoing and except for an adjustment pursuant to Section 6, in no case may the Committee, without the approval of shareholders: (1) amend an outstanding stock option or SAR to reduce the exercise price or base price of the award; (2) cancel, exchange or surrender an outstanding stock option or SAR at any time when the exercise price or base price of the stock option or SAR is above the Fair Market Value of a share of Common Stock in exchange for cash or other awards; or (3) cancel, exchange or surrender an outstanding stock option or SAR with an exercise or base price that is less than the exercise or base price of the original award.

(d)           The Committee may delegate to one or more officers or employees of the Company, and/or one or more agents, the authority to assist the Committee in any or all aspects of the day-to-day administration of the Plan and/or awards granted under the Plan. Any action by such officer or persons acting under his or her authority within the scope of such delegation shall be deemed for all purposes to have been taken by the Committee and references in this Plan to the Committee shall include any such administrator, provided that the actions and interpretations of any such administrator shall be subject to review and approval, disapproval or modification by the Committee.

(e)           In making any determination or in taking or not taking any action under the Plan, the Committee may obtain and may rely on the advice of experts, including employees of and professional advisors to the Company. Any action taken by, or inaction of, the Committee relating to or pursuant to the Plan shall be within the absolute discretion of that entity or body and shall be conclusive and binding on all persons.

4.	Eligibility

The Committee may grant one or more awards under the Plan to any individual or individuals who, at the time of grant of the particular award, are employed by the Company or serve as a member of the Board. With respect to assumed or replacement awards as contemplated in Sections 5 and 6, eligible individuals shall also include any former employees of the Company and former members of the Board holding an award that is subject to assumption or replacement. For purposes of this Section 4, “Company” includes any entity that is directly or indirectly wholly owned by the Company.

5.	Shares of Common Stock Subject to the Plan and Grant Limits

(a)          Subject to Section 6 of the Plan, the aggregate number of shares of Common Stock which may be issued or transferred pursuant to awards granted after March 10, 2015 under the Plan shall not exceed the sum of:

(i)          7,500,000; plus

(ii)          the number of any shares of Common Stock which were subject to stock options granted under the Company’s 2001 Long-Term Incentive Stock Plan (the “2001 Plan”) and outstanding on March 10, 2015 which expire, or for any reason are cancelled or terminated, after March 10, 2015 without being exercised; plus

(iii)          the number of shares of Common Stock which were subject to restricted stock, restricted stock right, restricted performance stock right or other awards (other than stock options) granted under this Plan or the 2001 Plan and outstanding and unvested on March 10, 2015 that are subsequently forfeited, terminated or cancelled by the Company

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without having become vested or paid (including, for purposes of clarity, any shares initially reserved that are, at the conclusion of any applicable performance period ending after March 10, 2015, not otherwise deliverable with respect to restricted performance stock right awards because actual performance for the performance period resulted in below-target payout of the awards) (such awards, the “Outstanding Awards”).

(b)           On and after the Amendment Date, shares of Common Stock issued in respect of any option, SAR, or Share Award, whether such award was granted prior to or after the Amendment Date, shall be counted against the foregoing limit on a 1:1 basis. In addition, any shares of Common Stock subject to options or Outstanding Awards that become available on and after the Amendment Date for new award grants under the Plan by operation of Section 5(a)(ii) or 5(a)(iii) shall also be counted against the foregoing limit on a 1:1 basis. The maximum number of shares of Common Stock that may be delivered pursuant to stock options qualified as incentive stock options under Section 422 of the Code (“ISOs”) after March 10, 2015 is 7,500,000 shares.

(c)           Except as provided in the next sentence, shares of Common Stock which are subject to awards granted under the Plan which expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the Plan (including, for purposes of clarity, any shares initially reserved but, at the conclusion of the applicable performance period, not otherwise deliverable with respect to any performance-based Share Awards because actual performance for the performance period did not result in the maximum potential payout of the awards) shall again be available for subsequent awards granted under the Plan. Shares of Common Stock that are exchanged by a participant or withheld by the Company as full or partial payment to satisfy the tax withholding obligations relating to such an award, shall not be available for subsequent awards under the Plan. Except as provided in the preceding sentence, in instances where a SAR or other award is settled in cash or a form other than shares under the Plan, the shares that would have been issued had there been no cash or other settlement shall not be counted against the shares available for issuance under the Plan and such shares shall be available for subsequent awards granted under the Plan. The payment in cash of dividends or dividend equivalents in conjunction with outstanding awards shall not be counted against the shares available for issuance under the Plan. In the event that shares are delivered in respect of a dividend equivalent right granted under the Plan, the number of shares delivered with respect to the award shall be counted against the shares available for issuance under the Plan. (For purposes of clarity, if 100 shares are delivered in payment of dividend equivalent rights, 100 shares shall be counted against the shares available for issuance under the Plan.) To the extent that shares are delivered pursuant to the exercise of a SAR or stock option granted under the Plan, the number of underlying shares as to which the exercise related shall be counted against the shares available for issuance under the Plan as opposed to only counting the shares issued. (For purposes of clarity, if a SAR relates to 1,000 shares and is exercised at a time when the payment due to the participant is 500 shares, 1,000 shares shall be counted against the shares available for issuance under the Plan.) Any shares that are issued by the Company, and any awards that are granted by, or become obligations of, the Company, through the assumption by the Company or an affiliate of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company (or a subsidiary or affiliate) in connection with a business or asset acquisition or similar transaction) shall not be counted against the shares available for issuance under the Plan.

(d)           Any shares issued under the Plan may consist in whole or in part of authorized and unissued shares or of treasury shares, which may include fractional shares. Cash may be paid in lieu of any fractional shares in settlements of awards under the Plan.

(e)           In no event shall the total number of shares of Common Stock subject to stock options and SARs awarded under the Plan to any eligible participant during any three consecutive calendar years period exceed 3,000,000 shares. In no event shall the total number of shares of Common Stock subject to Share Awards intended to qualify as “Section 162(m) Awards” under Section 8(c)(ii) that are granted to any eligible participant during any three consecutive calendar years relate to or provide for payment of more than 1,000,000 shares of Common Stock.

(f)           Adjustments to the Plan’s aggregate share limit pursuant to Section 5(a), as well as the provisions of Section 5(c), are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder. The limits set forth in Sections 5(b) and 5(e) shall apply with respect to all Plan awards regardless of whether the underlying shares are attributable to the fixed number of shares made available for Plan award purposes or shares that become available under the Plan pursuant to Section 5(a) with respect to shares originally covered by awards granted under the 2001 Plan.

6.	Adjustments and Reorganizations

(a)           Upon (or, as may be necessary to effect the adjustment, immediately prior to): any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split; any merger, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock; or any exchange of shares of Common Stock or other securities of the Company, or any similar, unusual or extraordinary corporate

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transaction in respect of the Common Stock; then the Committee shall equitably and proportionately adjust (1) the number and type of shares of Common Stock (or other securities) that thereafter may be issued under the Plan or made the subject of awards (including the specific share limits, maximums and numbers of shares set forth in Sections 5(a), 5(b) and 5(e) and elsewhere in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any outstanding awards, (3) the grant, purchase or exercise price (which term includes the base price of any SAR or similar right) of any outstanding awards, and/or (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, in each case to the extent necessary to preserve (but not increase) the level of incentives intended by this Plan and the then-outstanding awards.

Unless otherwise expressly provided in the applicable award agreement, upon (or, as may be necessary to effect the adjustment, immediately prior to) any event or transaction described in the preceding paragraph or a sale of all or substantially all of the business or assets of the Company as an entirety, the Committee shall equitably and proportionately adjust the performance standards applicable to any then-outstanding performance-based awards to the extent necessary to preserve (but not increase) the level of incentives intended by the Plan and the then-outstanding performance-based awards.

It is intended that, if possible, any adjustments contemplated by the preceding two paragraphs be made in a manner that satisfies applicable legal, tax (including, without limitation and as applicable in the circumstances, Section 424 of the Code, Section 409A of the Code and Section 162(m) of the Code) and accounting (so as to not trigger any charge to earnings with respect to such adjustment) requirements.

(b)          Notwithstanding anything to the contrary in Section 6(a), the provisions of this Section 6(b) shall apply to an outstanding Plan award if a Change in Control (as defined in Section 6(e)) occurs. No acceleration of vesting, exercisability and/or payment of an outstanding Plan award shall occur solely as a result of a Change in Control unless the Change in Control is triggered by clause (iii) or (iv) of the definition thereof, the Company is not the ultimate parent company whose Common Stock is publicly traded after such transaction and the successor to the Company (if any) (or a parent thereof) does not agree in writing prior to the occurrence of the Change in Control to continue and assume the award following the Change in Control, in which case upon the Change in Control, (i) if the award is a stock option, it shall vest fully and completely, any and all restrictions on exercisability or otherwise shall lapse, and it shall be fully exercisable; (ii) if the award is a SAR, it shall vest fully and completely, any and all restrictions on such SAR shall lapse, and it shall be fully exercisable; and (iii) if the award is a Share Award, it shall immediately vest fully and completely, and all restrictions shall lapse, provided, however, that if the award is performance-based, the earnout or payout of the award, as applicable, shall be computed by the Committee as it determines appropriate based on the performance terms of the award and based on actual performance achieved to the date of the Change in Control. If a stock option, SAR or other award is fully vested or becomes fully vested as provided in the preceding sentence, then the Committee may provide for the settlement in cash of the award (such settlement to be calculated as though the award was paid or exercised simultaneously with the Change in Control and based upon the then Fair Market Value of a share of Common Stock and subject, in the case of a performance-based award, to the Change in Control payment provisions set forth above). A stock option, SAR or other award so settled by the Committee shall automatically terminate. If, in such circumstances, the Committee does not provide for the cash settlement of a stock option, SAR or other award, then upon the Change in Control such option or award shall terminate, subject to any provision that has been made by the Committee through a plan of reorganization or otherwise for the survival, substitution or exchange of such option or right and further subject to any Change in Control settlement or payment provisions included in the applicable award agreement; provided that the stock option, SAR or award holder shall be given reasonable notice of such intended termination and an opportunity to exercise the stock option, SAR or award (to the extent a Share Award must be exercised in order for the participant to realize the intended benefits) prior to or upon the Change in Control.

(c)          The Committee may provide that acceleration of vesting, exercisability and/or payment of an outstanding Plan award will occur if the participant’s employment or service is terminated by the Company without cause or the participant terminates employment or service for good reason in connection with a Change in Control. Furthermore, and notwithstanding the provisions of Section 6(b), a Change in Control shall not accelerate the payment of any award that is subject to Section 409A of the Code to the extent such acceleration would result in any tax, penalty or interest under Section 409A of the Code; provided that the Committee retains the authority contemplated by this Section 6 to the extent any modification of an award may be made in a manner which complies with (and does not result in any tax under) Section 409A of the Code or is otherwise exempt from Section 409A of the Code. The occurrence of a particular Change in Control under the Plan shall have no effect on any award granted under the Plan after the date of that Change in Control.

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(d)          The Committee may make adjustments pursuant to Section 6(a) and/or deem an acceleration of vesting of awards pursuant to Section 6(b) to occur sufficiently prior to an event if necessary or deemed appropriate to permit the participant to realize the benefits intended to be conveyed with respect to the shares underlying the award; provided, however, that, the Committee will, in such circumstances, reinstate the original terms of an award if the related event does not actually occur.

(e)          A “Change in Control” of the Company shall be deemed to have occurred as of the first day that any one or more of the following conditions shall have been satisfied:

(i)          Any Person (other than those Persons in control of the Company as of the Amendment Date, or other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any affiliate of the Company or a successor) becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of either (1) the then-outstanding shares of Common Stock of the Company (the “Outstanding Company Common Stock”) or (2) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this clause (i): (A) “Person” or “group” shall not include underwriters acquiring newly-issued voting securities (or securities convertible into voting securities) directly from the Company with a view towards distribution, (B) creditors of the Company who become shareholders of the Company in connection with any bankruptcy of the Company under the laws of the United States shall not, by virtue of such bankruptcy, be deemed a “group” or a single Person for the purposes of this clause (i) (provided that any one of such creditors may trigger a Change in Control pursuant to this clause (i) if such creditor’s ownership of Company securities equals or exceeds the foregoing threshold), and (C) an acquisition shall not constitute a Change in Control if made by an entity pursuant to a transaction that is covered by and does not otherwise constitute a Change in Control under clause (iii) below;

(ii)          On any day after the Amendment Date (the “Measurement Date”) Continuing Directors cease for any reason to constitute either: (1) if the Company does not have a Parent, a majority of the Board; or (2) if the Company has a Parent, a majority of the Board of Directors of the Controlling Parent. A director is a “Continuing Director” if he or she either:

(1)	was a member of the Board on the applicable Initial Date (an “Initial Director”); or

(2)	was elected to the Board (or the Board of Directors of the Controlling Parent, as applicable), or was nominated for election by the Company’s or the Controlling Parent’s shareholders, by a vote of at least two-thirds (2/3) of the Initial Directors then in office.

A member of the Board (or Board of Directors of the Controlling Parent, as applicable) who was not a director on the applicable Initial Date shall be deemed to be an Initial Director for purposes of clause (2) above if his or her election, or nomination for election by the Company’s or the Controlling Parent’s shareholders, was approved by a vote of at least two-thirds (2/3) of the Initial Directors (including directors elected after the applicable Initial Date who are deemed to be Initial Directors by application of this provision) then in office. “Initial Date” means the later of (1) the Amendment Date or (2) the date that is two (2) years before the Measurement Date.

(iii)          Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case unless, following such Business Combination, (1) all or substantially all of the individuals and entities that were the Beneficial Owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination Beneficially Own, directly or indirectly, more than sixty percent (60%) of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, is a Parent of the Company or the successor of the Company) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (2) no Person (excluding any entity resulting from such Business Combination or a Parent of the Company or any successor of the Company or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or a Parent of the Company or the successor entity) Beneficially Owns, directly or indirectly, twenty-five percent (25%) or more of, respectively, the then-outstanding shares of common stock of the entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such entity, except to the extent that the ownership in excess of twenty-five percent (25%) existed prior to the Business Combination, and (3) a Change in Control is not triggered pursuant to clause (ii) above with respect to the Company (including any successor entity) or any Parent of the Company (or the successor entity).

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(iv)          A complete liquidation or dissolution of the Company other than in the context of a transaction that does not constitute a Change in Control of the Company under clause (iii) above.

Notwithstanding the foregoing, in no event shall a transaction or other event that occurred prior to the Effective Time constitute a Change in Control. Notwithstanding anything in clause (iii) above to the contrary, a change in ownership of the Company resulting from creditors of the Company becoming shareholders of the Company in connection with any bankruptcy of the Company under the laws of the United States shall not trigger a Change in Control pursuant to clause (iii) above.

“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the 1934 Act. “Controlling Parent” means the Company’s Parent so long as a majority of the voting stock or voting power of that Parent is not Beneficially Owned, directly or indirectly through one or more subsidiaries, by any other Person. In the event that the Company has more than one “Parent,” then “Controlling Parent” means the Parent of the Company the majority of the voting stock or voting power of which is not Beneficially Owned, directly or indirectly through one or more subsidiaries, by any other Person. “Parent” means an entity that Beneficially Owns a majority of the voting stock or voting power of the Company, or all or substantially all of the Company’s assets, directly or indirectly through one or more subsidiaries. “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the 1934 Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

7.	Fair Market Value

“Fair Market Value” for all purposes under the Plan shall mean the closing price of a share of Common Stock as reported by the New York Stock Exchange (the “Exchange”) for the date in question. If no sales of Common Stock were made on the Exchange on that date, the closing price of a share of Common Stock as reported by the Exchange for the next preceding day on which sales of Common Stock were made on the Exchange shall be substituted.

8.	Awards

The Committee shall determine the type or types of award(s) to be made to each participant. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Company, including the plan of any acquired entity. Share Awards, stock options and SARs may be granted under the Plan that provide for the issuance of or are denominated in Common Stock or units of Common Stock. Cash Awards that are denominated in or may be settled in cash also may be granted consistent with clause (c)(ii) below.

(a)          Stock Options-A grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Committee. The purchase price per share for each stock option shall be not less than 100% of Fair Market Value on the date of grant. A stock option may be in the form of an ISO which, in addition to being subject to applicable terms, conditions and limitations established by the Committee, complies with Section 422 of the Code. If an ISO is granted, the aggregate Fair Market Value (determined on the date the stock option is granted) of Common Stock subject to an ISO granted to a participant by the Committee which first becomes exercisable in any calendar year shall not exceed $100,000.00 (otherwise, the intended ISO, to the extent of such excess, shall be rendered a nonqualified stock option). ISOs may only be granted to employees of the Company or a Subsidiary. (“Subsidiary” means a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code.) The maximum term of each stock option (ISO or nonqualified) shall be ten (10) years. The price at which shares of Common Stock may be purchased under a stock option shall be paid in full at the time of the exercise in cash or such other method permitted by the Committee, including (i) tendering (either actually or by attestation) Common Stock; (ii) surrendering a stock award valued at Fair Market Value on the date of surrender; (iii) authorizing a third party to sell the shares (or a sufficient portion thereof) acquired upon exercise of a stock option and assigning the delivery to the Company of a sufficient amount of the sale proceeds to pay for all the shares acquired through such exercise; (iv) the Company withholding a number of shares of Common Stock otherwise deliverable pursuant to the award with a value sufficient to cover such exercise price; or (v) any combination of the above.

(b)          SARs-A right to receive a payment, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over the “base price” of the award, which base price shall be set forth in the applicable award agreement and shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the SAR. The maximum term of a SAR shall be ten (10) years.

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(c)          Other Awards-Share Awards providing for the issuance of or denominated in Common Stock or units of Common Stock may be granted under the Plan. Cash Awards that are denominated in or may be settled only in cash also may be granted consistent with clause (ii) below.

(i)          All or part of any Share Award may be subject to conditions and restrictions established by the Committee, and set forth in the award agreement or other document evidencing the terms and conditions of the award, which may include, but are not limited to, continuous service with the Company (or a subsidiary or affiliate), achievement of specific business objectives, and other measurements of individual, business unit or Company performance.

(ii)          Without limiting the generality of the foregoing, and in addition to stock options and SAR grants, other performance-based awards within the meaning of Section 162(m) of the Code (“Section 162(m) Awards”) may be granted under the Plan, whether in the form of Share Awards (including restricted stock, performance stock, phantom stock or other rights) or Cash Awards, the grant, issuance, vesting, retention or settlement of which depends on the performance of the Company relative to pre-established goals on a consolidated, segment, sector, subsidiary, division, or plant basis with reference to any one or more of the following:

•	New business awards or backlog (absolute dollars or ratio of awards to sales)

•	Revenues

•	Operating margin (dollars or rate)

•	Net earnings (on a total or continuing basis and either before or after (i) taxes, (ii) interest and taxes, or (iii) interest, taxes, depreciation, and amortization)

•	Earnings per share (on a total or continuing basis and either before or after (i) taxes, (ii) interest and taxes, or (iii) interest, taxes, depreciation, and amortization)

•	Cash flow or free cash flow (either as dollars or as a percentage of earnings before or after taxes)

•	Returns on equity, investment, assets or net assets

•	Cash flow return on equity, investment, assets or net assets

•	Stock price or stock price appreciation

•	Total shareholder returns

•	EVA - defined as operating profit after tax (which means net earnings after tax but before tax adjusted interest income and expense and goodwill amortization), less a charge for the use of capital (which is based on average total capital and the weighted average cost of capital)

•	Overhead or expense containment or reduction

•	Working capital level or working capital turnover

•	Asset levels or asset turnover

The financial metrics identified above can be measured on an as reported or pension adjusted basis; on an annual or cumulatively over a defined period of time basis; and on an absolute, relative or growth basis. The applicable business criteria and the specific performance goals for Section 162(m) Awards must be approved by the Committee in advance of applicable deadlines under the Code and while the performance relating to such goals remains substantially uncertain. In the case of material, unusual or nonrecurring gains and losses, changes in law, regulations or in generally accepted accounting principles, accounting charges or other extraordinary events not foreseen at the time the targets were set, the Committee will adjust the performance targets in a manner that it determines to be equitable and appropriate to address the impact of such unforeseen events, unless otherwise expressly provided in the applicable award agreement, provided that any such adjustments do not affect the Committee’s ability to then exercise negative discretion as set forth in this paragraph. In no event shall Share Awards intended to qualify as Section 162(m) Awards granted to any eligible person under this Plan exceed the limit set forth in Section 5(e). In no event shall grants in any calendar year to any eligible person under this Plan of Cash Awards intended to qualify as Section 162(m) Awards provide for payment of more than $20,000,000. Except as otherwise permitted under Section 162(m) of the Code, before any Section 162(m) Award is paid, the Committee must approve (by

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I B- 7

APPENDIX B - AMENDED AND RESTATED 2011 LONG-TERM INCENTIVE STOCK PLAN

resolution or other valid action of the Committee) that, and the extent to which, the performance goal and any other material terms of the Section 162(m) Award were in fact satisfied. The Committee shall have discretion to determine the conditions, restrictions or other limitations, and to make adjustments, all of which shall be in accordance with the terms of the Plan and in compliance with Section 162(m) of the Code, on the payment of individual Section 162(m) Awards. The Committee reserves the right to reduce the amount payable with respect to any Section 162(m) Award/Cash Award in accordance with any standards the Committee may impose or on any other basis (including the Committee’s discretion) as the Committee may determine appropriate, provided that no such reduction shall increase the amount of the maximum award payable to any other Section 162(m) Officer. Section 162(m) Awards may be granted only to employees of the Company or a Subsidiary. The Plan, and this Section 8(c)(ii) in particular, does not limit the Company’s authority to grant awards intended as performance-based compensation within the meaning of Section 162(m) of the Code under any other compensation plan that may be maintained by the Company or any of its Subsidiaries from time to time.

(d)           No stock option, SAR or Share Award that vests based on continued employment or the passage of time shall vest in less than one year from the date the award is made, other than upon the death or disability of the participant or in the case of termination following a Change in Control, in each case as specified in the agreement evidencing such award. The performance period for any stock option, SAR or Share Award that vests based in whole or in part on performance shall be at least one year. Notwithstanding the foregoing, up to five percent (5%) of the shares authorized under the Plan may be issued pursuant to the vesting of awards over less than a one-year period.

9.	Dividends and Dividend Equivalents

The Committee may provide that any awards under the Plan earn dividends or dividend equivalents; provided, however, that dividend equivalent rights may not be granted in connection with any stock option or SAR granted hereunder. Such dividends or dividend equivalents may be paid currently or may be credited to a participant’s account either at the time of dividend payment or at the time of settlement of an award, provided that as to any dividend equivalent rights granted in connection with an award granted under the Plan that is subject to performance-based vesting requirements, no payment shall be made with respect to such dividend equivalent right (or, in the case of a restricted stock or similar award where the dividend must be paid as a matter of law, the dividend payment shall be subject to forfeiture or repayment, as the case may be) unless and to the extent that the related performance-based vesting conditions of such award are satisfied. Any crediting of dividends or dividend equivalents may be subject to such restrictions and conditions as the Committee may establish, including reinvestment in additional shares or share equivalents, and may be settled in cash or in shares of Common Stock as determined by the Committee.

10.	Deferrals and Settlements

Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Committee shall determine, and with such restrictions as it may impose. The Committee may also require or permit participants to elect to defer the issuance of shares or the settlement of awards in cash under such rules and procedures as it may establish under the Plan. It may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferral amounts are denominated in shares. Notwithstanding anything herein to the contrary, in no event will any election to defer the delivery of Common Stock or any other payment with respect to any award be allowed if the Committee determines, in its sole discretion, that the deferral would result in the imposition of the additional tax under Section 409A(a)(1)(B) of the Code.

11.	Transferability and Exercisability

Unless otherwise expressly provided in (or pursuant to) this Section 11, by applicable law or by the award agreement, (i) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (ii) awards shall be exercised (if exercisable) only by the holder; and (iii) amounts payable or shares issuable pursuant to an award shall be delivered only to (or for the account of) the holder. The foregoing exercise and transfer restrictions shall not apply to: (a) transfers to the Company; (b) the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers to or exercise pursuant to will or the laws of descent and distribution; (c) transfers pursuant to a qualified domestic relations order (as defined in the Code) (in the case of ISOs, to the extent such transfers are permitted by the Code); (d) if the participant has suffered a disability, permitted transfers to or exercises on behalf of the holder by his or her legal representative; or (e) the implementation of “cashless exercise” procedures authorized by the Committee. The Committee by express provision in the award or an amendment thereto may permit an award (other than an ISO) to be transferred to, exercised by and paid to certain persons or entities related to the participant, including but not limited to members of the participant’s family, charitable institutions, or trusts or other entities whose beneficiaries or beneficial owners are members of the participant’s family and/or

B- 8 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

APPENDIX B - AMENDED AND RESTATED 2011 LONG-TERM INCENTIVE STOCK PLAN

charitable institutions, or to such other persons or entities as may be expressly approved by the Committee, pursuant to such conditions and procedures as the Committee may establish. Any permitted transfer shall be subject to the condition that the Committee receive evidence satisfactory to it that the transfer is being made for estate and/or tax planning purposes (or to a “blind trust” in connection with the participant’s termination of employment or service with the Company (or a subsidiary or affiliate) to assume a position with a governmental, charitable, educational or similar non-profit institution) and on a basis consistent with the Company’s lawful issuance or sale of securities.

12.	Award Agreements

Awards under the Plan shall be evidenced by documents or agreements that specifically state that they constitute the or a part of the award agreement and that set forth the terms, conditions and limitations for each award which may include the term of an award, the provisions applicable in the event the participant’s employment or service terminates, and the Company’s authority to unilaterally or bilaterally amend, modify, suspend, cancel or rescind any award; provided, however, that such authority shall be subject to the no repricing provisions of Section 3(c) hereof. The Committee need not require the execution of any such agreement, in which case acceptance of the award by the respective participant shall constitute agreement to the terms of the award.

13.	Plan Amendment

The Plan may only be amended by a majority of the Board of Directors or Committee as it deems necessary or appropriate to better achieve the purpose of the Plan, except that no such amendment shall be made without the approval of the Company’s shareholders if the amendment would increase the number of shares available for issuance under the Plan (except for increases or adjustments expressly contemplated by Sections 5 and 6) or shareholder approval is otherwise required under applicable law or applicable New York Stock Exchange listing requirements.

14.	Tax Withholding

The Company shall have the right to deduct from an award made under the Plan, including upon the delivery or vesting of shares, or deduct from any other compensation otherwise payable to the award holder a sufficient amount to cover withholding of any Federal, state or local taxes required by law with respect to such award settlement or to take such other action as may be necessary to satisfy any such withholding obligations. The Committee may permit shares to be used to satisfy required tax withholding and such shares shall be valued at the Fair Market Value as of the exercise or settlement date of the applicable award.

15.	Other Company Benefit and Compensation Programs

Unless otherwise specifically determined by the Committee, settlements of awards received by participants under the Plan shall not be deemed a part of a participant’s regular, recurring compensation for purposes of calculating payments or benefits from any benefit plan or severance program of the Company (or a subsidiary or affiliate), or any severance pay law of any country. Further, the Company may adopt other compensation programs, plans or arrangements as it deems appropriate or necessary.

16.	Unfunded Plan

Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any participant or other person. To the extent any person holds any rights by virtue of a grant awarded under the Plan, such rights (unless otherwise determined by the Committee) shall be no greater than the rights of an unsecured general creditor of the Company.

17.	Future Rights

No person shall have any claim or rights to be granted an award under the Plan, and no participant shall have any rights under the Plan to be retained in the employ or service of the Company (or any subsidiary or affiliate).

18.	Governing Law; Severability; Legal Compliance

The validity, construction and effect of the Plan, any award agreements or other documents setting forth the terms of an award, and any actions taken or relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable federal law. If any provision of the Plan, any award agreement, or any other document setting forth the terms of an award shall be held by a court of competent jurisdiction to be invalid and unenforceable, the remaining provisions of the Plan or such other document shall continue in effect.

The Plan, the granting and vesting of awards under the Plan and the issuance and delivery of Common Stock and/or the payment of money under the Plan or under awards granted hereunder are subject to compliance with all applicable federal and state

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT I B- 9

APPENDIX B - AMENDED AND RESTATED 2011 LONG-TERM INCENTIVE STOCK PLAN

laws, rules and regulations (including but not limited to state and federal securities and banking laws) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements.

The Plan and the awards granted under the Plan are intended to comply with (or be exempt from, as the case may be) Section 409A of the Code so as to avoid any tax, penalty or interest under Section 409A of the Code. The Plan shall be construed, operated and administered consistent with this intent. As such, to the extent any payment under the Plan is considered deferred compensation subject to the restrictions contained in Section 409A of the Code, such payment may not be made to a specified employee (as determined in accordance with a uniform policy adopted by the Company with respect to all arrangements subject to Section 409A of the Code) upon separation from service (as defined under Section 409A of the Code) before the date that is six months after the specified employee’s separation from service (or, if earlier, the specified employee’s death). Any payment that would otherwise be made during this period of delay shall be accumulated and paid on the sixth month plus one day following the specified employee’s separation from service (or, if earlier, as soon as administratively practicable after the specified employee’s death).

19.	Successors and Assigns

The Plan shall be binding on all successors and assigns of a participant, including, without limitation, the estate of such participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the participant’s creditors.

20.	Rights as a Shareholder

Except as otherwise provided in the award agreement, a participant shall have no rights as a shareholder until he or she becomes the holder of record of shares of Common Stock.

21.	Recoupment of Awards

Awards under the Plan are subject to recoupment pursuant to the Company’s Policy Regarding the Recoupment of Certain Performance-Based Compensation Payments as in effect from time to time, and participants shall promptly make any reimbursement requested by the Board or Committee pursuant to such policy with respect to any award.

B- 10 I NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND 2015 PROXY STATEMENT

Dulles Int'l Airport
VA-7
VA-267
I-495
Langley
McLean
Arlington
VA-267
VA-7
Vienna
Washington DC
US-50
I-66
I-66
Arlington
I-295
VA-7
Fairfax
US-1
Reagan Nat'l Airport
I-495
Annandale
I-395
Alexandria
I-66
I-66
Gallows Rd.
I-495
US-29/Lee Hwy.
US-29/Lee Hwy.
Fairview Park Dr.
Northrop Grumman Corporate Offices
US-50/Arlington Blvd.
US-50/Arlington Blvd.
Annandale Rd.
Gallows Rd.
I-495

Northrop Grumman Corporate Offices
2980 Fairview Park Drive
Falls Church, VA 22042

From Dulles International Airport (IAD)

- Take the Dulles Airport Access Road.
- Merge onto VA-267 East toward I-495/Exit 18-19/ VA-123 Baltimore/Richmond (portions toll).
- Merge onto I-495 South via Exit 18 toward Richmond. Take US-50 East/Arlington Blvd., Exit 50A-B, toward Arlington.
- Keep right before the ramp onto US-50 East and follow signs for Fairview Park North.
- Take the Fairview Park ramp and turn slight left onto Fairview Park Drive. The office is the first building on your left. Turn left to access the parking lot.

From Reagan National Airport (DCA)

- Take the ramp onto George Washington Memorial Parkway North.
- Take the I-395 South exit toward Richmond. Quickly merge left onto I-395 South.
- Take exit 8A onto VA-27 West Washington Blvd./ South Arlington Ridge Road. Stay left on Washington Blvd. until the exit for US-50 West.
- Exit onto US-50 West/Arlington Blvd. toward Falls Church. You will stay on US-50 West.
- Just before I-495, take the exit toward Fairview Park North. Stay towards the right.
- Turn right onto Fairview Park Drive North. The office is the first building on your left. Turn left to access the parking lot.

From Baltimore Washington Airport (BWI)

- Exit BWI and take the I-95 South.
- Take Exit 27, merge onto the I-495 West towards Silver Spring.
- Keep right before the ramp onto US-50 East and follow signs for Fairview Park North.
- Turn left onto Fairview Park Drive North. The office is the first building on your left. Turn left to access the parking lot.

From the I-495 Capital Beltway

- From I-495, take Exit 50B for US-50 East/Arlington Blvd. toward Arlington.
- Follow the off ramp.
- Stay in center lane as you follow signs for Fairview Park North (do not take the left lane towards US-50 East or the right lane towards Fairview Park South).
- Turn left onto Fairview Park Drive North. The office is the first building on your left. Turn left to access the parking lot.

INFORMATION ABOUT ANNUAL MEETING ADMISSION

In order to attend the Annual Meeting, proof of stock ownership, as well as a form of personal photo identification, must be presented. Once arriving at Northrop Grumman Corporate Headquarters, please follow the instructions below:

- Enter the six-level parking garage from the main driveway (located at the traffic light on Fairview Park Drive) using the right-hand entry lane with the guardhouse. Identify yourself as a shareholder attending the Annual Meeting to gain entrance to the parking garage.
- Follow the Shareholders' Meeting signage for parking on Level P5 of the garage.
- Enter the building through the walkway bridge on Level P5 of the garage.

THE VALUE OF PERFORMANCE.

NORTHROP GRUMMAN

MIX
Paper from responsible sources
FSC® C101537
www.fsc.org

PRINTED WITH SOY INK

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MMMMMMMMMMMMMMM C123456789

IMPORTANT ANNUAL MEETING INFORMATION 000004

000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE            SACKPACK             000000000.000000 ext 000000000.000000 ext

000000000.000000 ext 000000000.000000 ext

MR A SAMPLE Electronic Voting Instructions

DESIGNATION (IF ANY) Available 24 hours a day, 7 days a week!

ADD 1

ADD 2 Instead of mailing your proxy, you may choose one of the voting ADD 3 methods outlined below to vote your proxy.

ADD 4 VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. ADD 5 Proxies submitted by the Internet or telephone must be received by ADD 6 1:00 AM, Eastern Time, on May 20, 2015.

Vote by Internet

Go to www.envisionreports.com/noc

Or scan the QR code with your smartphone

Follow the steps outlined on the secure website

Vote by telephone

Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone Using a black ink pen, mark your votes with an X as shown in Follow the instructions provided by the recorded message

X

this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card 1234 5678 9012 345

qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain +

01—Wesley G. Bush 05—Bruce S. Gordon 09—Richard B. Myers

02—Marianne C. Brown 06—William H. Hernandez 10—Gary Roughead

03—Victor H. Fazio 07—Madeleine A. Kleiner 11—Thomas M. Schoewe

04—Donald E. Felsinger 08—Karl J. Krapek 12—James S. Turley

For Against Abstain

2. Proposal to approve, on an advisory basis, the compensation of Named Executive Officers.

3. Proposal to amend the Company’s 2011 Long-Term Incentive Stock Plan.

4. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s Independent Auditor for fiscal year ending December 31, 2015.

The Board of Directors recommends a vote AGAINST Proposal 5.

For Against Abstain

5. Shareholder proposal regarding independent Board chairman.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND

MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

NNNNNNN1UP X 2 3 4 2 5 8 1 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +

0213OC

qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q

Proxy — NORTHROP GRUMMAN CORPORATION +

ANNUAL MEETING OF SHAREHOLDERS

MAY 20, 2015, 8:00 A.M.

Northrop Grumman Corporation Corporate Headquarters 2980 Fairview Park Drive, Falls Church, Virginia 22042

This Proxy/Voting Instruction Card is Solicited on Behalf of The Board of Directors for the 2015 Annual Meeting of Shareholders

The undersigned hereby constitutes and appoints Sheila C. Cheston and Jennifer C. McGarey, and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of Northrop Grumman Corporation (the “Company”), that the undersigned would be entitled to vote if personally present at the 2015 Annual Meeting of Shareholders of the Company to be held on Wednesday, May 20, 2015, at 8:00 a.m. (Eastern Daylight Time) at the Northrop Grumman Corporation Corporate Headquarters, 2980 Fairview Park Drive, Falls Church, Virginia 22042, and at any and all adjournments or postponements thereof (the “Meeting”), as herein specified and in such proxyholder’s discretion upon any other matter that may properly come before the Meeting including without limitation to vote on the election of such substitute nominees as such proxies may select in the event nominee(s) named on their card become(s) unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED UNDER PROPOSAL 1, “FOR” PROPOSALS

2, 3 AND 4 AND “AGAINST” PROPOSAL 5.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

If shares are held on your behalf under any of the Company Savings Plans, the proxy serves to provide confidential instructions to the plan Trustee or Voting Manager who then votes the shares. Instructions must be received by 11:59 p.m. Eastern Time on May 17, 2015 to be included in the tabulation to the plan Trustee or Voting Manager. For shares represented by proxies not received by this date, the applicable plan Trustee or Voting Manager will treat the received proxies as instructions to vote the respective plan shares in the same proportion as shares held under the plan for which voting instructions have been received, unless contrary to ERISA.

(Continued and to be signed on the other side)

C Non-Voting Items

Change of Address — Please print new address below.

+

IMPORTANT ANNUAL MEETING INFORMATION

Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas.

Annual Meeting Proxy Card

q PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2, 3 and 4.

1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain +

01—Wesley G. Bush 05—Bruce S. Gordon 09—Richard B. Myers

02—Marianne C. Brown 06—William H. Hernandez 10—Gary Roughead

03—Victor H. Fazio 07—Madeleine A. Kleiner 11—Thomas M. Schoewe

04—Donald E. Felsinger 08—Karl J. Krapek 12—James S. Turley

For Against Abstain

2. Proposal to approve, on an advisory basis, the compensation of Named Executive Officers.

3. Proposal to amend the Company’s 2011 Long-Term Incentive Stock Plan.

4. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s Independent Auditor for fiscal year ending December 31, 2015.

The Board of Directors recommends a vote AGAINST Proposal 5.

For Against Abstain

5. Shareholder proposal regarding independent Board chairman.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.

1UP X 2342582 +

0213PC

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy — NORTHROP GRUMMAN CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

MAY 20, 2015, 8:00 A.M.

Northrop Grumman Corporation Corporate Headquarters 2980 Fairview Park Drive, Falls Church, Virginia 22042

This Proxy/Voting Instruction Card is Solicited on Behalf of The Board of Directors for the 2015 Annual Meeting of Shareholders

The undersigned hereby constitutes and appoints Sheila C. Cheston and Jennifer C. McGarey, and each of them, attorneys and proxies with full power of substitution, to represent the undersigned and to vote all shares of Common Stock, $1.00 par value, of Northrop Grumman Corporation (the “Company”), that the undersigned would be entitled to vote if personally present at the 2015 Annual Meeting of Shareholders of the Company to be held on Wednesday, May 20, 2015, at 8:00 a.m. (Eastern Daylight Time) at the Northrop Grumman Corporation Corporate Headquarters, 2980 Fairview Park Drive, Falls Church, Virginia 22042, and at any and all adjournments or postponements thereof (the “Meeting”), as herein specified and in such proxyholder’s discretion upon any other matter that may properly come before the Meeting including without limitation to vote on the election of such substitute nominees as such proxies may select in the event nominee(s) named on their card become(s) unable to serve as director. By granting this proxy, the undersigned hereby revokes any proxy previously granted by the undersigned.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES LISTED UNDER PROPOSAL 1, “FOR” PROPOSALS

2, 3 AND 4 AND “AGAINST” PROPOSAL 5.

PLEASE MARK, DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

If shares are held on your behalf under any of the Company Savings Plans, the proxy serves to provide confidential instructions to the plan Trustee or Voting Manager who then votes the shares. Instructions must be received by 11:59 p.m. Eastern Time on May 17, 2015 to be included in the tabulation to the plan Trustee or Voting Manager. For shares represented by proxies not received by this date, the applicable plan Trustee or Voting Manager will treat the received proxies as instructions to vote the respective plan shares in the same proportion as shares held under the plan for which voting instructions have been received, unless contrary to ERISA.

(Continued and to be signed on the other side)

.

NNNNNNNNNNNN +

C 1234567890

IMPORTANT ANNUAL MEETING INFORMATION 000004 NNNNNN

ENDORSEMENT_LINE            SACKPACK

MR A SAMPLE

DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4

NNNNNNNNN ADD 5

ADD 6

Vote by Internet

Go to www.envisionreports.com/NOC

Or scan the QR code with your smartphone

Follow the steps outlined on the secure website

Shareholder Meeting Notice 1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the

Northrop Grumman Corporation Annual Meeting of Shareholders to be Held on May 20, 2015

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to shareholders are available at:

www.envisionreports.com/NOC

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

?When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/NOC to view the materials. Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 10, 2015 to facilitate timely delivery.

COY +

Shareholder Meeting Notice

Northrop Grumman Corporation’s Annual Meeting of Shareholders will be held on May 20, 2015 at

Northrop Grumman Corporation Corporate Headquarters, 2980 Fairview Park Drive, Falls Church, Virginia 22042, at 8:00 a.m. Eastern Daylight Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR proposals 1–4.

1. Election of the following 12 nominees as Directors:

Wesley G. Bush, Marianne C. Brown, Victor H. Fazio, Donald E. Felsinger, Bruce S. Gordon, William H. Hernandez, Madeleine A. Kleiner, Karl J. Krapek, Richard B. Myers, Gary Roughead, Thomas M. Schoewe and James S. Turley.

2. Proposal to approve, on an advisory basis, the compensation of Named Executive Officers.

3. Proposal to amend the Company’s 2011 Long-Term Incentive Stock Plan.

4. Proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s Independent Auditor for fiscal year ending December 31, 2015.

The Board of Directors recommends that you vote AGAINST proposal 5.

5. Shareholder proposal regarding independent Board chairman.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or by telephone or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the 2015 annual meeting are available in the proxy statement, which can be viewed at www.envisionreports.com/NOC.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials. g Internet – Go to www.envisionreports.com/NOC. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials. g Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings. g Email – Send email to investorvote@computershare.com with “Proxy Materials Northrop Grumman Corporation” in the subject line.

Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 10, 2015.

0213QC

April 6, 2015

CA 15-05

Important Information Regarding Your

Northrop Grumman Shares—Your Vote Is Important

To Northrop Grumman Employees:

Today, Northrop Grumman filed its proxy statement for the 2015 Annual Meeting of Shareholders. The proxy statement and 2014 annual report are now available online.

Many of you hold Northrop Grumman shares through a company defined contribution plan or otherwise. As shareholders, you have the right to vote on matters that impact the company. Your vote on these matters is important, and we encourage you to vote your shares.

Northrop Grumman employees who hold Northrop Grumman shares as participants in the Northrop Grumman Savings Plan or the Northrop Grumman Financial Security and Savings Program will receive an email this evening from the company’s transfer agent, Computershare. This email will contain important instructions for viewing the proxy statement and annual report and for voting your shares.

This email is an important communication approved by Northrop Grumman. The subject line of the email will read, “Northrop Grumman Corporation Proxy Meeting Materials.” Note that the “EXT” warning tag, which appears in the subject line of emails originating outside of Northrop Grumman, has been removed for this message coming directly from Computershare. If you do not receive this email correspondence, or if you have any questions, please contact Computershare at (877) 498-8861 or the company’s shareholder services at (310) 332-2544.

We value your input as shareholders. Please ensure that your shares are represented at the 2015 Annual Meeting.

Thank you for your attention to this matter.

CORPORATE COMMUNICATIONS

Your Northrop Grumman Corporation proxy statement and annual report are now available online and you may also vote your shares for the 2015 Annual Meeting of Shareholders.

To view the proxy statement and annual report, please visit: www.envisionreports.com/NOC

To cast your vote, please visit www.envisionreports.com/NOC and follow the on-screen instructions. You will be prompted to enter your Control Number (provided above) to access this voting site.

Please note that votes submitted through this site must be received by 1:00 a.m., Eastern Time, on May 20, 2015.

If shares are held on your behalf under any of the Company Savings Plans, voting instructions submitted through this site must be received by 11:59 p.m., Eastern Time, on Sunday, May 17, 2015.

Thank you for viewing the 2015 Northrop Grumman Corporation Annual Meeting Materials and for submitting your very important vote.

REMEMBER, YOUR VOTE IS VERY IMPORTANT, PLEASE VOTE.

Please note: Registered shareholders may unsubscribe to email notifications at any time by changing their elections at Investor Centre.

Questions? For additional assistance regarding your account please visit www.computershare.com/ContactUs. Our virtual agent, Penny, provides answer to many frequently asked questions.

Please do not reply to this email. This mailbox is not monitored and you will not receive a response.

This email and any files transmitted with it are solely intended for the use of the addressee(s) and may contain information that is confidential and privileged. If you receive this email in error, please advise us immediately. Please also disregard the contents of the email, delete it and destroy any copies immediately.

Computershare Limited and its subsidiaries do not accept liability for the views expressed in the email or for the consequences of any computer viruses that may be transmitted with this email. This email is also subject to copyright. No part of it should be reproduced, adapted or transmitted without the written consent of the copyright owner.